                                FFTW FUNDS, INC.
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                                   PROSPECTUS

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                                   MAY 1, 2003



          o    U.S. Short-Term Portfolio

          o    Limited Duration Portfolio

          o    Mortgage-Backed Portfolio

          o    Worldwide Portfolio

          o    Worldwide Core Portfolio

          o    International Portfolio

          o    Emerging Markets Portfolio

          o U.S. Inflation-Indexed Portfolio (formerly,Inflation-Indexed Hedged Portfolio)

          o Global Inflation-Indexed Hedged Portfolio (formerly, Inflation-Indexed Portfolio)




THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") HAS NOT APPROVED ANY PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                    CONTENTS



Risk/Return Summary                                                           3
    Investment Objectives, Principal Investment Strategies and Investments    3
        U.S. Short-Term Portfolio                                             3
        Limited Duration Portfolio                                            4
        Mortgage-Backed Portfolio                                             4
        Worldwide Portfolio                                                   5
        Worldwide Core Portfolio                                              6
        International Portfolio                                               7
        Emerging Markets Portfolio                                            8
        U.S. Inflation-Indexed Portfolio                                      9
        Global Inflation-Indexed Hedged Portfolio                            10
    Principal Investment Risks                                               11
Risk Return Bar Charts and Tables                                            14
        U.S. Short-Term Portfolio                                            14
        Limited Duration Portfolio                                           15
        Mortgage-Backed Portfolio                                            15
        Worldwide Portfolio                                                  16
        Worldwide Core Portfolio                                             16
        International Portfolio                                              17
        Emerging Markets Portfolio                                           17
        U.S. Inflation-Indexed Portfolio                                     18
Fee Table                                                                    21
Expenses Table Example                                                       22
Fund Management                                                              22
Portfolio Managers                                                           23
Shareholder Information                                                      25
Investment Information                                                       30
Portfolio Turnover                                                           45
Supplemental Investment Policies                                             45
Financial Highlights Tables                                                  45
        U.S. Short-Term Portfolio                                            46
        Limited Duration Portfolio                                           47
        Mortgage-Backed Portfolio                                            48
        Worldwide Portfolio                                                  49
        Worldwide Core Portfolio                                             50
        International Portfolio                                              51
        Emerging Markets Portfolio                                           52
        U.S. Inflation-Indexed Portfolio                                     53
Shareholder Inquiries                                                Back Cover

                               RISK/RETURN SUMMARY

The following is a summary of key information about the Portfolios, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the Portfolios' investment strategies, investments and their associated risks follows.

     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENTS


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                                                    U.S. SHORT-TERM PORTFOLIO

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     INVESTMENT OBJECTIVE:         To attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity.
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     PRINCIPAL INVESTMENT          The Portfolio invests primarily in high quality (minimum rating of AA by Standard
     STRATEGIES:                   & Poor's Corporation ("S&P"), Aa by Moody's Investor's Services, Inc. ("Moody's"),
                                   or a comparable rating or higher from a nationally recognized statistical rating organization, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser) short-term debt securities. The performance objective of the Portfolio is to outperform an index that the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Merrill Lynch 3-6 Month
                                   Treasury Index. (The Merrill Lynch 3-6 Month Treasury Index is one of four sub-indices of the 0-1 year U.S. Treasury Bond Index, which is a capitalization-weighted basket of all outstanding U.S. Treasury Notes and Bonds having less than one year remaining term to maturity and a minimum amount outstanding of $1 billion. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.)
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    MINIMUM QUALITY RATING:                                                                                       AVERAGE
                                                          S&P                Moody's          Fitch IBCA,        PORTFOLIO
                                    S&P:   Moody's:   (Short Term):       (Short Term):     Duff & Phelps:        QUALITY:
                                    ----   --------    ------------       -------------     --------------        --------
                                    BBB-     Baa3         A-2                P-2                BBB-              AA (Aa)
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    DURATION:                      Except for temporary defensive purposes, the Portfolio will not have a U.S.
                                   dollar-weighted average duration exceeding one year. As of December 31, 2002, the duration of the U.S. Short-Term Portfolio was 43 days (0.12 years).
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    INVESTMENT POLICIES:           Under normal circumstances, at least 80% of the Portfolio's net assets
                                   (including borrowings for investment purposes) must be invested in U.S.
                                   dollar-denominated debt securities having an effective maturity of no greater than 3 years. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, 100%
                                   of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the
                                   Portfolio from achieving its investment objective. The Portfolio is
                                   "diversified" under the Investment Company Act of 1940, as amended (the "1940
                                   Act"). Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.
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    PRINCIPAL INVESTMENTS:         o  Asset-Backed Securities
                                   o  Bank Obligations
                                   o  Corporate Debt Instruments
                                   o  Derivatives
                                   o  Money Market Instruments
                                   o  Mortgage-Backed Securities
                                   o  Repurchase and Reverse Repurchase Agreements
                                   o  U.S. Government and Agency Securities
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                                                   LIMITED DURATION PORTFOLIO

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     INVESTMENT OBJECTIVE:         To maintain a level of total return as may be consistent with the preservation of capital.
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     PRINCIPAL INVESTMENT          The Portfolio invests primarily in high quality (minimum rating of AA by S&P, Aa
     STRATEGIES:                   by Moody's, or a comparable rating or higher from a nationally recognized statistical rating organization, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser) debt securities, using interest rate hedging as a stabilizing technique. The performance objective of the Portfolio is to outperform an index that the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the
                                   Portfolio Manager for the Portfolio is the Merrill Lynch 1-3 Year Treasury
                                   Index. (The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. government securities with maturities between 1 and 3 years and represents the total rate of return of Treasury Notes based on daily closing prices. The Index is not available for investment and, unlike the
                                   Portfolio, does not incur expenses.)
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    MINIMUM QUALITY RATING:                                                                           Fitch
                                                                                                      IBCA,           AVERAGE
                                                                       S&P               Moody's      Duff &         PORTFOLIO
                                      S&P:      Moody's:          (Short Term):       (Short Term):   Phelps:        QUALITY:
                                      ----      --------          -------------        ------------   -------        --------
                                      BBB-        Baa3                 A-2                 P-2          BBB-          AA (Aa)
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    DURATION:                      The U.S. dollar-weighted average duration of the Portfolio generally is shorter than three years. The U.S. dollar-weighted average duration of the Portfolio will not differ from the weighted average duration of the Merrill Lynch 1-3 Year
                                   Treasury Index by more than one year. As of December 31, 2002, the duration of the Merrill Lynch 1-3 Year Treasury Index was 1.58 years. As of December 31,
                                   2002, the duration of the Limited Duration Portfolio was 1.55 years.
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    INVESTMENT POLICIES:           At least 65% of the Portfolio's total assets must be invested in U.S. dollar-
                                   denominated securities. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the
                                   1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the
                                   Banking and Finance industry. For purposes of this limitation, the Banking and
                                   Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-
                                   backed securities.
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    PRINCIPAL INVESTMENTS:         o   Asset-Backed Securities
                                   o   Bank Obligations
                                   o   Corporate Debt Instruments
                                   o   Derivatives
                                   o   Mortgage-Backed Securities
                                   o   U.S. Government and Agency Securities
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                                                   MORTGAGE-BACKED PORTFOLIO

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     INVESTMENT OBJECTIVE:         To  attain a high  level of total  return  as may be  consistent  with the  preservation  of capital.

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     PRINCIPAL INVESTMENT          The Portfolio invests primarily in high quality (minimum rating of AA by S&P, Aa by STRATEGIES: Moody's, or a comparable rating or higher from a nationally recognized statistical rating organization, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser) mortgage and asset-backed securities using hedging techniques to manage interest rate and prepayment risk. The performance objective of the Portfolio is to
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                                   outperform an index that the Portfolio Manager believes is an appropriate benchmark for the
                                   Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman
                                   Brothers Mortgage-Backed Securities Index. (The Lehman Brothers Mortgage-Backed Securities
                                   Index tracks the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae
                                   (FNMA) and Freddie Mac (FHLMC), and is formed by grouping the universe of individual fixed rate mortgage-backed securities pools into generic aggregates. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.)
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    MINIMUM QUALITY RATING:                                                                            Fitch
                                                                                                        IBCA,         AVERAGE
                                                                    S&P              Moody's           Duff &        PORTFOLIO
                                      S&P:       Moody's:      (Short Term):      (Short Term):        Phelps:        QUALITY:
                                      ----       --------      -------------      -------------        -------        --------
                                      BBB-         Baa3             A-2                P-2              BBB-           AA (Aa)
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    DURATION:                      The U.S. dollar-weighted average duration of the Portfolio generally will not differ from the weighted average duration of the Lehman Brothers Mortgage-Backed
                                   Securities Index by more than one year. As of December 31, 2002, the duration of the Lehman Brothers Mortgage-Backed Securities Index was 1.56 years. As of
                                   December 31, 2002, the duration of the Mortgage-Backed Portfolio was 1.61 years.
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    INVESTMENT POLICIES:           Under normal circumstances, at least 80% of the Portfolio's net assets
                                   (including borrowings for investment purposes) must be invested in mortgage and asset-backed securities of U.S. and foreign issuers. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment.
                                   For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. government securities, cash or cash equivalent securities.
                                   These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.
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    PRINCIPAL INVESTMENTS:         o   Asset-Backed Securities
                                   o   Bank Obligations
                                   o   Corporate Debt Instruments
                                   o   Derivatives
                                   o   Dollar Roll Transactions
                                   o   Mortgage-Backed Securities
                                   o   Repurchase and Reverse Repurchase Agreements
                                   o   Stripped Instruments
                                   o   TBA Transactions
                                   o   U.S. Government and Agency Securities
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                                                      WORLDWIDE PORTFOLIO

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     INVESTMENT OBJECTIVE:         To attain a high level of total return as may be consistent with the preservation of capital.

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     PRINCIPAL INVESTMENT          The Portfolio invests primarily in investment grade (minimum rating of BBB by
     STRATEGIES:                   S&P, Baa by Moody's, or a comparable rating or higher from a nationally recognized statistical rating organization, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-adviser)
                                   debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The performance objective of the Portfolio is to outperform an index that the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Global Aggregate Index (Unhedged). (The
                                   Lehman Brothers Global Aggregate Index (Unhedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate
                                   Index with the dollardenominated versions of the Pan-
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                                   European Index and the Japanese, Canadian, Australian and New Zealand components of the Global
                                   Treasury Index, with returns expressed in U.S. dollars. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.)

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    MINIMUM QUALITY RATING:                                                                        Fitch IBCA,      AVERAGE
                                                                    S&P               Moody's        Duff &        PORTFOLIO
                                      S&P:       Moody's:       (Short Term):      (Short Term):     Phelps:        QUALITY:
                                      ----       --------       -------------       ------------     -------        --------
                                      BBB-         Baa3             A-2                P-2             BBB-            A

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    DURATION:                      The Portfolio's U.S. dollar-weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index
                                   (Unhedged) by more than two years. As of December 31, 2002, the duration of the
                                   Lehman Brothers Global Aggregate Index (Unhedged) was 4.66 years. As of December
                                   31, 2002, the duration of the Worldwide Portfolio was 4.66 years.

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    INVESTMENT POLICIES:           The Portfolio invests in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities and their related instruments from jurisdictions outside the U.S. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S.
                                   government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective.
                                   The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.

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    PRINCIPAL INVESTMENTS:         o   Asset-Backed Securities
                                   o   Bank Obligations
                                   o   Corporate Debt Instruments
                                   o   Derivatives
                                   o   Foreign Instruments
                                   o   Mortgage-Backed Securities
                                   o   U.S. Government and Agency Securities

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                                                   WORLDWIDE CORE PORTFOLIO

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     INVESTMENT OBJECTIVE:         To attain a high level of total return as may be consistent with the preservation of capital.

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     PRINCIPAL INVESTMENT          The Portfolio invests primarily in investment grade (minimum rating of BBB by
     STRATEGIES:                   S&P, Baa by Moody's, or a comparable rating, or higher from a nationally recognized statistical rating organization, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-adviser)
                                   debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies, and actively utilizes currency hedging techniques. The performance objective of the Portfolio is to outperform an index that the
                                   Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman
                                   Brothers Global Aggregate Index (Hedged). (The Lehman Brothers Global Aggregate
                                   Index (Hedged) provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with the Pan-European
                                   Index and the Japanese, Canadian, Australian and New Zealand components of the
                                   Global Treasury Index, with returns expressed in U.S. dollar hedged terms. The
                                   Index is not available for investment and, unlike the Portfolio, does not incur expenses.)
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    MINIMUM QUALITY RATING:                                                                            Fitch
                                                                                                       IBCA,         AVERAGE
                                                                    S&P               Moody's          Duff &       PORTFOLIO
                                      S&P:        Moody's:      (Short Term):      (Short Term):       Phelps:       QUALITY:
                                      ----        --------       ------------      -------------       -------       --------
                                      BBB-          Baa3             A-2                P-2              BBB-           A

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    DURATION:                      The Portfolio's U.S. dollar-weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index
                                   (Hedged) by more than two years. As of December 31, 2002, the duration of the
                                   Lehman Brothers Global Aggregate Index (Hedged) was 4.66 years. As of December
                                   31, 2002, the duration of the Worldwide Core Portfolio was 4.66 years.

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    INVESTMENT POLICIES:           The Portfolio invests in investment grade debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will invested in debt securities and their related instruments from jurisdictions outside the U.S. As a fundamental policy, to the extent feasible, the Portfolio will actively utilize currency hedging techniques to hedge at least 65% of its total assets. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S.
                                   government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective.
                                   The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.

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    PRINCIPAL INVESTMENTS:         o  Asset-Backed Securities
                                   o  Bank Obligations
                                   o  Corporate Debt Instruments
                                   o  Derivatives
                                   o  Foreign Instruments
                                   o  Mortgage-Backed Securities
                                   o  U.S. Government and Agency Securities

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                                                    INTERNATIONAL PORTFOLIO

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     INVESTMENT OBJECTIVE:         To attain a high level of total return as may be consistent with the preservation of capital.

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     PRINCIPAL INVESTMENT          The Portfolio invests primarily in investment grade (minimum rating of BBB by
     STRATEGIES:                   S&P, Baa by Moody's, or a comparable rating or higher from a nationally recognized statistical rating organization, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-adviser)
                                   debt securities from foreign bond markets and denominated in foreign currencies.
                                   The performance objective of the Portfolio is to outperform an index that the
                                   Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman
                                   Brothers Global Aggregate Index (ex-USD). (The Lehman Brothers Global Aggregate
                                   Index (ex-USD) provides a broad-based measure of the international investment grade bond market. The Lehman Brothers Global Aggregate Index (ex-USD) combines
                                   non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese,
                                   Canadian, Australian and New Zealand components of the Global Treasury Index.
                                   The Index is not available for investment and, unlike the Portfolio, does not incur expenses).

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    MINIMUM QUALITY RATING:                                                                             Fitch
                                                                                                        IBCA,        AVERAGE
                                                                    S&P              Moody's           Duff &       PORTFOLIO
                                      S&P:       Moody's:      (Short Term):      (Short Term):        Phelps:       QUALITY:
                                      ----       --------      -------------      -------------        -------       --------
                                      BBB-         Baa3             A-2                P-2               BBB-           A

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    DURATION:                      The Portfolio's weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (ex-USD)
                                   by more than one year. As of December 31, 2002, the duration of the Lehman
                                   Brothers Global Aggregate Index (ex-USD) was 5.26 years. As of December 31,
                                   2002, the duration of the International Portfolio was 5.08 years.

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    INVESTMENT POLICIES:           The Portfolio invests in investment grade debt securities from foreign bond markets, denominated in foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries. At least 65% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment.
                                   For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities.
                                   These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.

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    PRINCIPAL INVESTMENTS:         Foreign Instruments, including:
                                   o  Asset-Backed Securities
                                   o  Bank Obligations
                                   o  Corporate Debt Instruments
                                   o  Derivatives
                                   o  Foreign Instruments
                                   o  Government Debt Instruments
                                   o  Interest Rate Futures
                                   o  Mortgage-Backed Securities
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                                                   EMERGING MARKETS PORTFOLIO

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     INVESTMENT OBJECTIVE:         To attain a high level of total return as may be consistent with the preservation of capital.

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     PRINCIPAL INVESTMENT          The Portfolio invests primarily in debt securities issued or guaranteed by
     STRATEGIES:                   foreign governments in emerging or developing market countries denominated in local currencies or in currencies of the Organisation for Economic Cooperation and Development countries ("OECD") (which include U.S. dollars and Euros). The
                                   Adviser/Sub-Adviser allocates the Portfolio's investment assets among various emerging markets countries (and currencies). Such allocations are not expected to be comparable to, nor as diverse as, the allocations accorded to such markets
                                   (and currencies) by the major bond market indices. The performance objective of the Portfolio is to outperform an index that the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the
                                   Portfolio Manager is the JP Morgan Emerging Markets Bond Index Global
                                   Diversified. (The JP Morgan Emerging Markets Bond Index Global Diversified is
                                   comprised of the same emerging markets countries and underlying securities that make up the JP Morgan Emerging Markets Bond Index Global. However, the weights of the larger countries are constrained by a system of progressively discounting ever-larger tranches of a particular country's debt, in order to increase diversity. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.)

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    MINIMUM QUALITY RATING:                                                                             Fitch
                                                                                                        IBCA,          AVERAGE
                                                                        S&P             Moody's         Duff &        PORTFOLIO
                                      S&P:         Moody's:        (Short Term):     (Short Term):      Phelps:        QUALITY:
                                      ----         --------        -------------     -------------      -------        --------
                                      CCC-          Caa3                A-3               P-3            CCC-             B

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    LOWER-RATED                    The Portfolio may invest up to 20% of its net assets in bonds that are rated
    DEBT SECURITIES:               below CCC- by S&P or Caa3 by Moody's, or a comparable rating from a nationally recognized statistical rating organization, or in unrated bonds that the
                                   Adviser/Sub-Adviser of the Fund has
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                                   determined to be of comparable quality to such rated bonds. Debt securities that are rated below BBB by S&P and Baa by Moody's are known as "high yield" or "junk" bonds.

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    DURATION:                      The Portfolio's U.S. dollar-weighted average duration generally will not differ from the weighted average duration of the JP Morgan Emerging Markets Bond Index
                                   Global Diversified by more than two years. As of December 31, 2002, the duration of the JP Morgan Emerging Markets Bond Index Global Diversified was 4.99 years.
                                   As of December 31, 2002, the duration of the Emerging Markets Portfolio was 4.76 years.

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    INVESTMENT POLICIES:           Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in debt securities from bond markets in emerging countries denominated in local currencies or in currencies of the OECD countries (which include U.S. dollars and Euros). The Portfolio will maintain investments in debt securities of issuers from at least three different countries. For temporary defensive purposes, 100% of the
                                   Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers.

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    PRINCIPAL INVESTMENTS:         o  Emerging Market Debt Securities

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                                               U.S. INFLATION-INDEXED PORTFOLIO
                                         (formerly Inflation-Indexed Hedged Portfolio)
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     INVESTMENT OBJECTIVE:         To attain a high level of total return in excess of inflation as may be consistent with the preservation of capital.

--------------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT          The Portfolio invests primarily in bonds that are denominated in U.S. dollars
     STRATEGIES:                   and that have a coupon rate and/or principal amount linked to the inflation rate. The performance objective of the Portfolio is to outperform an index that the Portfolio Manager believes is an appropriate benchmark for the Portfolio.
                                   The current index used by the Portfolio Manager for the Portfolio is the Lehman
                                   Brothers U.S. Treasury Inflation Note Index. (The Lehman Brothers U.S. Treasury
                                   Inflation Note Index is comprised of bonds that have cash flows linked to an inflation index. These securities protect against adverse inflation and provide a minimum level of real return. Each bond in the Index will be adjusted monthly for changes in the Consumer Price Index ("CPI") (non-seasonally adjusted). All bonds included in the Index are issued by the U.S. Treasury. In addition, the bonds must have more than one year to maturity. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.)

--------------------------------------------------------------------------------------------------------------------------------
    MINIMUM QUALITY RATING:                                                                          Fitch
                                                                                                     IBCA,          AVERAGE
                                                                    S&P               Moody's        Duff &        PORTFOLIO
                                      S&P:       Moody's:      (Short Term):        (Short Term):    Phelps:        QUALITY:
                                      ----       --------      -------------        -------------    -------        --------
                                      BBB-         Baa3             A-2                P-2             BBB-         AA (AA)

--------------------------------------------------------------------------------------------------------------------------------
    DURATION:                      The Portfolio's U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Lehman Brothers U.S. Treasury
                                   Inflation Note Index by more than two years. As of December 31, 2002, the real duration of the Lehman Brothers U.S. Treasury Inflation Note Index was 9.78
                                   years. Real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. As of December 31, 2002, the real duration of the U.S. Inflation-Indexed Portfolio was 9.63 years.

--------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:           Under normal circumstances, at least 80% of the Portfolio's net assets
                                   (including borrowings for investment purposes) must be invested in inflation-indexed securities. For temporary defensive purposes, 100% of the
                                   Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified"
                                   under the 1940 Act, meaning that it may invest in securities of a limited number of issuers.

--------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:         o        Inflation-Indexed Securities

--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                           GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO
                                             (formerly Inflation-Indexed Portfolio)

---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:              To attain a high level of return in excess of inflation as may be consistent with the preservation of capital.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT               The Portfolio invests primarily in securities from worldwide bond markets that
STRATEGIES:                        are denominated in both U.S. dollars and foreign currencies and have a coupon rate and/or principal amount linked to the local inflation rate. The performance objective of the Portfolio is to outperform an index that the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Barclay's Global
                                   Inflation-Linked Bond Index Hedged. (The Barclay's Global Inflation-Linked Bond
                                   Index Hedged is comprised of sovereign inflation-linked debt currently issued in
                                   Australia, Canada, France, New Zealand, Sweden, the United States and the United
                                   Kingdom, with returns expressed in U.S. dollar hedged terms. Other countries may be added to the Index from time to time. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.)


---------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:                                                                        Fitch
                                                                                                IBCA,
                                                                  S&P           Moody's        Duff &         AVERAGE
                                       S&P:       Moody's:    (ShortTerm):   (Short Term):     Phelps:    PORTFOLIO QUALITY:
                                       ----       --------    ------------   -------------     -------    ------------------
                                       BBB-         Baa3          A-2             P-2            BBB-          AA (AA)

---------------------------------- ----------------------------------------------------------------------------------------------
DURATION:                          The Portfolio's U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclay's Global
                                   Inflation-Linked Bond Index Hedged by more than two years. As of December 31,
                                   2002, the real duration of the Barclay's Global Inflation-Linked Bond Index
                                   Hedged was 10.5 years. As of December 31, 2002, the Global Inflation-Indexed
                                   Hedged Portfolio had not commenced investment operations. Real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down.

---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:               Under normal circumstances, at least 80% of the Portfolio's net assets
                                   (including borrowings for investment purposes) must be invested in inflation-indexed securities. The Portfolio will attempt to actively utilize currency hedging techniques. The Portfolio is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S.
                                   nor in any minimum number of countries or currencies. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment.
                                   For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. government securities, cash or cash equivalent securities.
                                   These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in securities of a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in securities issued by the one or more of the following foreign governments: United Kingdom, France, Australia, Canada, New Zealand and Sweden
                                   (collectively, the "Government Group"). Except for securities issued by the
                                   Government Group or U.S. Government Securities, the Global Portfolio will not invest more than 25% of its total assets in any industry or foreign government.
                                   If the Global Portfolio invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer's securities in the Portfolio will not be more than fifteen percentage points higher than that issuer's weighting in the Barclay's Global Inflation-Linked
                                   Bond Index Hedged, the Portfolio's benchmark index, or any replacement benchmark index that is selected and approved by the Fund's Board of Directors. In the event that the Board of Directors seeks to replace the Portfolio's benchmark index, the Portfolio's shareholders will be given sixty (60) days' prior notice of the change.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:             o   Derivatives
                                   o   Inflation-Indexed Securities
---------------------------------------------------------------------------------------------------------------------------------

                           PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.


All of the Portfolios are affected by changes in the U.S. or foreign economies, or in individual securities.


The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.


The Adviser may change the index against which a Portfolio's performance is measured at any time, subject to review by the Fund's Board of Directors.

The Portfolios may invest in securities issued by the U.S. Government, its agencies or sponsored enterprises. Some of these securities are backed by the full faith and credit of the United States, while others are subject to varying degrees of credit risk. Investments in the U.S. Short-Term Portfolio are neither guaranteed nor insured by the United States Government.


The high portfolio turnover of each Portfolio may result in greater brokerage commissions and transaction costs, and may increase the amount of taxes payable by a shareholder.


The risks associated with each Portfolio depend on its investment strategy and the types of securities it holds. The principal risks affecting each Portfolio are indicated as follows:



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Global
                      U.S       Limited    Mortgage-  Worldwide   Worldwide   International Emerging    U.S.       Inflation
                      Short-    Duration   Backed                 Core                      Markets     Inflation- Indexed
Risks:                -Term                                                                             Indexed    Hedged
-----------------------------------------------------------------------------------------------------------------------------
Banking industry
risk                     o          o          o          o           o            o
-----------------------------------------------------------------------------------------------------------------------------
Concentration Risk       o          o          o          o           o            o                                   o
-----------------------------------------------------------------------------------------------------------------------------
Credit risk              o          o          o          o           o            o            o           o          o
-----------------------------------------------------------------------------------------------------------------------------
Currency risk                                             o           o            o            o                      o
-----------------------------------------------------------------------------------------------------------------------------
Derivative risk          o          o          o          o           o            o                                   o
-----------------------------------------------------------------------------------------------------------------------------
Foreign risk                                              o           o            o            o                      o
-----------------------------------------------------------------------------------------------------------------------------
High Yield Securities
Risk                                                                                            o
-----------------------------------------------------------------------------------------------------------------------------
Interest rate risk       o          o          o          o           o            o            o            o         o
-----------------------------------------------------------------------------------------------------------------------------
Liquidity risk           o          o          o          o           o            o            o           o          o
-----------------------------------------------------------------------------------------------------------------------------
Non-diversification                 o          o          o           o            o            o           o          o
-----------------------------------------------------------------------------------------------------------------------------
Prepayment risk          o          o          o          o           o            o            o           o          o
-----------------------------------------------------------------------------------------------------------------------------

BANKING             Investing in bank obligations exposes a Portfolio to risks
INDUSTRY RISK:      associated with the banking industry, such as interest rate and credit risks.

CONCENTRATION       A Portfolio that invests more than 25% of its total assets
RISK:               in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Portfolio than they would if the Portfolio invested in a diversified number of unrelated industries.

CREDIT RISK:        Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.


CURRENCY RISK:      Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Portfolio to any one currency may be different from that of its total assets dominated in such currency.

DERIVATIVE RISK:    Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolios. The use of derivatives may reduce returns for the Portfolios.


FOREIGN RISK:       Investing in foreign securities exposes a Portfolio to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility. For the Emerging
                    Markets Portfolio, which invests in less established markets, these risks may be increased.

HIGH YIELD          Debt securities that are rated below the four highest
SECURITIES          categories, securities rated below BBB by S&P and below Baa
RISK:               by Moody's (or unrated securities of comparable quality
                    determined by the Investment Adviser or Sub-Adviser), are known as "high yield" or "junk" bonds. High yield bonds are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, they present considerable risk of issuer default, particularly during periods of economic uncertainty or economic downturns. High yield bonds also may be subject to substantial market fluctuations and may be less liquid than securities in the higher rating categories. They are subject to greater risk of loss of income and principal than investment grade securities. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotations.

INTEREST RATE       Debt securities are subject to the risk that the market
RISK:               value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

LIQUIDITY RISK:     Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

NON                 A non-diversified Portfolio may invest a large percentage of
DIVERSIFICATION     its assets in the securities of a small number of issuers or
RISK:               industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.


PREPAYMENT RISK:    A Portfolio that invests in mortgage-backed and other
                    asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

                        RISK/RETURN BAR CHARTS AND TABLES

The following charts and tables give some indication of the risks of investing in the Portfolios. These charts and tables illustrate the changes in each Portfolio's yearly performance and show how each Portfolio's average returns for 1, 5 and 10 years (or since inception if a Portfolio has not been in existence for 5 or 10 years) compare with a selected index. Past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.


As of December 31, 2002, the Global Inflation-Indexed Hedged Portfolio had not commenced operations, therefore no performance information is available.



FOR THE CALENDAR YEARS ENDED DECEMBER 31


                            U.S. SHORT-TERM PORTFOLIO
                               ANNUAL TOTAL RETURN

                                [GRAPHIC OMITTED]

14%

12%

10%

 8%

 6%

 4%

 2%

 0%


2.89%   3.71%   5.71%   5.45%   5.09%   5.59%   4.26%   6.99%   4.79%   0.95%
1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


During the ten-year period shown in the U.S. Short Term Portfolio's bar chart, the highest quarterly return was 1.98% (quarter ending December 31, 2000) and the lowest quarterly return was -0.37% (quarter ending December 31, 2002).

Past performance, before and after taxes, is not indicative of future performance.

FOR THE CALENDAR YEARS ENDED DECEMBER 31


                           LIMITED DURATION PORTFOLIO
                               ANNUAL TOTAL RETURN

                                [GRAPHIC OMITTED]

14%

12%

10%

 8%

 6%

 4%

 2%

 0%


0.29%  11.26%   5.29%   7.21%   6.79%   2.88%   8.52%   7.46%   5.81%
1994    1995    1996    1997    1998    1999    2000    2001    2002


During the nine-year period shown in the Limited Duration Portfolio's bar chart, the highest quarterly return was 3.53% (quarter ending March 31, 1995) and the lowest quarterly return was -0.47% (quarter ending March 31, 1994).

Past performance, before and after taxes, is not indicative of future performance.


FOR THE CALENDAR YEARS ENDED DECEMBER 31


                            MORTGAGE-BACKED PORTFOLIO
                               ANNUAL TOTAL RETURN

                                [GRAPHIC OMITTED]

14.00%

12.00%

10.00%

 8.00%

 6.00%

 4.00%

 2.00%

 0.00%


         10.19%       7.42%     1.21%    11.60%      6.43%    8.68%
          1997        1998      1999      2000       2001     2002


During the six-year period shown in the Mortgage-Backed Portfolio's bar chart, the highest quarterly return was 3.99% (quarter ending September 30, 2001) and the lowest quarterly return was -1.10%(quarter ending June 30, 1999).

Past performance, before and after taxes, is not indicative of future performance.

FOR THE CALENDAR YEARS ENDED DECEMBER 31


                               WORLDWIDE PORTFOLIO
                               ANNUAL TOTAL RETURN

                                [GRAPHIC OMITTED]

 18%

 16%

 14%

 12%

 10%

  8%

  6%

  4%

  2%

  0%

 -2%

 -4%

 -6%

 -8%

-10%


15.86%  -2.25%  12.60%   5.77%   2.93%  15.58%  -5.38%   3.26%   1.40%  14.97%
 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


During the ten-year period shown in the Worldwide Portfolio's bar chart, the highest quarterly return was 8.85% (quarter ending September 30, 1998) and the lowest quarterly return was -3.75% (quarter ending March 31, 1994).

Past performance, before and after taxes, is not indicative of future performance.


FOR THE CALENDAR YEARS ENDED DECEMBER 31

                            WORLDWIDE CORE PORTFOLIO
                               ANNUAL TOTAL RETURN

                                [GRAPHIC OMITTED]

14%

12%

10%

 8%

 6%

 4%

 2%

 0%

-2%

-4%


12.89%   7.84%  11.00%  10.03%  12.60%  11.53%  -0.19%  10.79%   6.94%   7.36%
 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


During the ten-year period shown in the Worldwide Core Portfolio's bar chart, the highest quarterly return was 10.46% (quarter ending September 30, 1994) and the lowest quarterly return was -3.98% (quarter ending March 31, 1994).

Past performance, before and after taxes, is not indicative of future performance.

FOR THE CALENDAR YEARS ENDED DECEMBER 31

                             INTERNATIONAL PORTFOLIO
                               ANNUAL TOTAL RETURN

                                [GRAPHIC OMITTED]

 24%

 22%

 20%

 18%

 16%

 14%

 12%

 10%

  8%

  6%

  4%

  2%

  0%

 -2%

 -4%

 -6%

 -8%

-10%

         -0.43%  18.35%  -6.34%  -0.98%  -4.22%  21.81%
          1997    1998    1999    2000    2001    2002


During the six-year period shown in the International Portfolio's bar chart, the highest quarterly return was 13.95% (quarter ending June 30, 2002) and the lowest quarterly return was -5.28% (quarter ending March 31, 1999).

Past performance, before and after taxes, is not indicative of future performance.


FOR THE CALENDAR YEARS ENDED DECEMBER 31

                           EMERGING MARKETS PORTFOLIO
                               ANNUAL TOTAL RETURN

                                [GRAPHIC OMITTED]

 14%

 12%

 10%

  8%

  6%

  4%

  2%

  0%

 -2%

 -4%

 -6%

 -8%

-10%

-12%

-14%

         -10.50%  11.73%  11.41%   8.85%   9.81%
           1998    1999    2000    2001    2002


During the five-year period shown in the Emerging Markets Portfolio's bar chart, the highest quarterly return was 18.47% (quarter ending December 31, 1998) and the lowest quarterly return was -23.47% (quarter ending September 30, 1998).

Past performance, before and after taxes, is not indicative of future performance.

FOR THE CALENDAR YEAR ENDED DECEMBER 31*

                        U.S. INFLATION-INDEXED PORTFOLIO
                               ANNUAL TOTAL RETURN

                                [GRAPHIC OMITTED]


18%

16%

14%

12%

10%

 8%

 6%

 4%

 2%

 0%

                16.17%
                2002


During the one-year period shown in the U.S. Inflation-Indexed Portfolio's bar chart, the highest quarterly return was 7.88% (quarter ending September 30, 2002) and the lowest quarterly return was 0.61% (quarter ending December 31,
2002).

PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT INDICATIVE OF FUTURE
PERFORMANCE.

*The Board of Directors approved changes, effective January 1, 2003, to the Portfolio's investment policies to permit the Portfolio to invest primarily in inflation-indexed securities denominated in U.S. dollars and to eliminate the requirement that the Portfolio seek to hedge at least 65% of its assets. The Board also changed the name of the Portfolio from the Inflation-Indexed Hedged Portfolio to the U.S. Inflation-Indexed Portfolio.

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
AVERAGE ANNUAL TOTAL RETURNS                                               PAST 1 YEAR   PAST 5      PAST 10       SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 2002)*                                              YEARS       YEARS         INCEPTION**
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
U.S SHORT-TERM PORTFOLIO
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return Before Taxes                                                       0.95%        4.49%        4.54%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions                                       -0.07%       2.50%        2.53%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions and Sale of Fund Shares               0.58%        2.60%        2.62%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Merrill Lynch 3-6 Month Treasury Index***                                 1.89%        4.72%        4.90%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
LIMITED DURATION PORTFOLIO
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return Before Taxes                                                       5.81%        6.27%         N/A            6.03%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions                                       3.93%        4.11%         N/A            3.77%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions and Sale of Fund Shares               3.54%        3.94%         N/A            3.69%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Merrill Lynch 1-3 Year Treasury Index***                                  5.76%        6.40%         N/A            6.02%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
MORTGAGE-BACKED PORTFOLIO
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return Before Taxes                                                       8.68%        7.01%         N/A            7.76%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions                                       6.41%        4.21%         N/A            4.83%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions and Sale of Fund Shares               5.28%        4.19%         N/A            4.74%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Lehman Brothers Mortgage-Backed Securities Index***                       8.75%        7.33%         N/A            7.79%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
WORLDWIDE PORTFOLIO
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return Before Taxes                                                       14.97%       5.65%        6.21%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions                                       13.51%       3.89%        4.04%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions and Sale of Fund Shares               9.11%        3.64%        3.88%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Lehman Brothers Global Aggregate Index (Unhedged)***                      16.53%       5.65%        6.68%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
WORLDWIDE CORE PORTFOLIO
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return Before Taxes                                                       7.36%        7.20%        9.01%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions                                       5.38%        4.33%        5.93%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions and Sale of Fund Shares               4.47%        4.32%        5.73%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Lehman Brothers Global Aggregate Index (Hedged)***                        8.45%        7.30%        7.89%            N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return Before Taxes                                                       21.81%       5.07%         N/A            4.73%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions                                       19.21%       3.18%         N/A            2.73%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions and Sale of Fund Shares               13.31%       3.12%         N/A            2.79%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Lehman Brothers Global Aggregate Index                                    22.37%       4.09%         N/A            3.70%
    (ex-USD)***
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
EMERGING MARKETS PORTFOLIO+
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return Before Taxes                                                       9.81%        5.89%         N/A            5.22%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions                                       6.53%        3.01%         N/A            2.34%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    Return After Taxes on Distributions and Sale of Fund Shares                5.92%       3.19%         N/A            2.64%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
    JP Morgan Emerging Markets Bond Index Global Diversified ***              13.65%       9.06%         N/A            7.91%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
U.S. INFLATION-INDEXED PORTFOLIO
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
  Return Before Taxes                                                         16.17%        N/A          N/A           11.27%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
  Return After Taxes on Distributions                                         12.73%        N/A          N/A            8.45%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
  Return After Taxes on Distributions and Sale of Fund Shares                 9.92%         N/A          N/A            7.67%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
  Lehman Brothers U.S. Treasury Inflation Note Index***                      16.57%        N/A          N/A           11.69%
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------

-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------
GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO                                      N/A          N/A          N/A             N/A
-------------------------------------------------------------------------- ------------- ----------- ------------- ----------------


*After tax returns shown in the table above are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolios' past performance, before and after taxes, is not necessarily an indication of how the Portfolios will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed. The indices listed in the chart above do not reflect deductions for fees, expenses or taxes.

**Portfolio Inception Dates:

1.   U.S. Short Term Portfolio: 12/6/89

2.   Limited Duration Portfolio: 7/26/93

3.   Mortgage Backed Portfolio: 4/29/96

4.   Worldwide Portfolio: 4/15/92

5. Worldwide Core Portfolio: 5/19/92. For the period between 8/1/94 and 6/30/95, the Portfolio was invested in cash or short-term instruments due to its small size.

6.   International Portfolio: 5/9/96

7.   Emerging Markets Portfolio: 8/12/97


8. U.S. Inflation-Indexed Portfolio: 1/2/01. The Board of Directors of the Fund approved changes, effective January 1, 2003, to the Portfolio's investment policies to permit the Portfolio to invest primarily in inflation-indexed securities denominated in U.S. dollars and to eliminate the requirement that the Portfolio seek to hedge at least 65% of its assets. The Portfolio also changed its name from the Inflation-Indexed Hedged Portfolio to the U.S. Inflation-Indexed Portfolio.

9. Global Inflation-Indexed Hedged Portfolio: 1/14/03. As of December 31, 2002, the Global Inflation-Indexed Hedged Portfolio had not commenced operations, therefore no performance information is available.

***  The benchmark reflects no deduction for fees, expenses or taxes.

+ Effective July 1, 2002, the name of the benchmark changed from J.P. Morgan Emerging Markets Bond Index Global Constrained to the J.P. Morgan Emerging Markets Bond Index Global Diversified.

                                    FEE TABLE

This Table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.



--------------------------- ----------- --------- ----------- ---------- ----------- ------------  ---------- ---------- -----------
Portfolio                   U.S.        Limited   Mortgage-   Worldwide  Worldwide   International Emerging   U.S.       Global
Name                        Short-Term  Duration  Backed                 Core                      Markets    Inflation- Inflation-
                                                                                                              Indexed    Hedged
--------------------------- ----------- --------- ----------- ---------- ----------- ------------  ---------- ---------- -----------
Shareholder Fees (Fees      None        None      None        None       None        None          None       None       None
Paid Directly from
Your Investment)
--------------------------- ----------- --------- ----------- ---------- ----------- ------------  ---------- ---------- -----------
Annual Fund Operating
Expenses (Expenses that are
Deducted From Fund Assets)
--------------------------- ----------- --------- ----------- ---------- ----------- ------------  ---------- ---------- -----------
Management Fees             0.30%       0.35%     0.30%       0.40%      0.40%       0.40%         0.75%      0.40%      0.40%
--------------------------- ----------- --------- ----------- ---------- ----------- ------------  ---------- ---------- -----------
Distribution Fees (12b-1)   None        None      None        None       None        None          None       None       None
--------------------------- ----------- --------- ----------- ---------- ----------- ------------  ---------- ---------- -----------
Other Expenses**            0.16%       0.19%     0.17%       0.22%      0.22%       0.27%         0.48%      0.17%      0.31%*
--------------------------- ----------- --------- ----------- ---------- ----------- ------------  ---------- ---------- -----------
Total Annual Fund
Operating Expenses***       0.46%       0.54%     0.47%       0.62%      0.62%       0.67%         1.23%      0.57%      0.71%
--------------------------- ----------- --------- ----------- ---------- ----------- ------------  ---------- ---------- -----------



*As of December 31, 2002, the Global Inflation-Indexed Hedged Portfolio had not commenced investment operations, therefore Other Expenses are estimated based upon the expected expenses that the Global Inflation-Indexed Hedged Portfolio will incur in its initial fiscal year.

**Under an Administration Agreement dated February 1, 1995, as amended May 29, 1998, between the Fund and Investors Capital Services, Inc. ("Investors Capital" or "the Administrator"), the Administrator provides administrative services to each Portfolio for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event any Portfolio operates below a certain expense ratio. This incentive fee is capped at 0.02% of such Portfolio's average daily net assets.

***Pursuant to the Investment Advisory Agreements for the U.S. Short-Term Portfolio and the Worldwide Portfolio, the Total Operating Expenses of each Portfolio are capped at 0.40% and 0.60%, respectively, (on an annualized basis) of that Portfolio's average daily net assets, which includes a voluntary waiver by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser" or "Adviser") of 0.15% of its management fees for the U.S. Short-Term Portfolio. In addition, the Investment Adviser has voluntarily agreed to cap the Total Operating Expenses of the U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio at 0.35% and 0.50%, respectively (on an annualized basis), of that Portfolio's average daily net assets, which includes a voluntary waiver of 0.20% of its management fees for each of these Portfolios. The Adviser also has voluntarily agreed to waive 0.20% of its management fees for each of the Limited Duration and Mortgage-Backed Portfolios and 0.15% of its management fees for the Worldwide Core Portfolio. Such voluntary expense caps and fee waivers can be terminated at any time.




------------------ ----------- ----------- ------------ ------------ ------------ ------------  ----------- ---------- -----------
Portfolio          U.S. Short- Limited     Mortgage-    Worldwide    Worldwide    International Emerging    U.S.       Global
Name               Term        Duration    Backed                    Core                       Markets     Inflation- Inflation-
                                                                                                            Indexed    Indexed
                                                                                                                       Hedged
------------------ ----------- ----------- ------------ ------------ ------------ ------------  ----------- ---------- -----------
Total Waived Fees  0.15%       0.20%       0.20%        0.02%        0.15%        0.00%         0.00%       0.22%      0.21%

------------------ ----------- ----------- ------------ ------------ ------------ ------------  ----------- ---------- -----------
Net Annual Fund
Operating          0.31%       0.34%       0.27%        0.60%        0.47%        0.67%         1.23%       0.35%      0.50%
Expenses
------------------ ----------- ----------- ------------ ------------ ------------ ------------  ----------- ---------- -----------

                              EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



--------------------------- ------------------------- ------------------------- ------------------------- ------------------
Portfolio Name              1 Year                    3 Years                   5 Years                   10 Years
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
U.S. Short-Term             $47                       $148                      $258                      $579
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
Limited Duration            55                        173                       302                       677
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
Mortgage-Backed             48                        151                       263                       591
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
Worldwide                   63                        199                       346                       774
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
Worldwide Core              63                        199                       346                       774
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
International               68                        214                       373                       835
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
Emerging Markets            125                       390                       676                       1489
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
U.S. Inflation-Indexed      58                        183                       318                       714
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
Global Inflation-Indexed    73                        227                       N/A                       N/A
Hedged
--------------------------- ------------------------- ------------------------- ------------------------- ------------------



                                 FUND MANAGEMENT

                               BOARD OF DIRECTORS

The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolios, each a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

                               INVESTMENT ADVISER


Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolios. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolios' assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, managed approximately $37.8 billion in assets, as of December 31, 2002, for numerous fixed-income portfolios. The Investment Adviser currently advises over 168 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $163 million. The Investment Adviser also serves as the sub-adviser to fifty-eight Portfolios of twenty-three other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. Each Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2002, at the annual percentage rate described below, based on each Portfolio's average daily net assets.


                   PORTFOLIO NAME              MANAGEMENT FEE RATES*
                   --------------              ---------------------
                   U.S. Short-Term                    0.15%
                   Limited Duration                   0.15%
                   Mortgage-Backed                    0.10%
                   Worldwide                          0.40%
                   Worldwide Core                     0.25%
                   International                      0.40%
                   Emerging Markets                   0.75%
                   U.S. Inflation-Indexed             0.20%
                   Global Inflation-Indexed Hedged**  0.20%


* Management fees for all Portfolios, except the Worldwide Portfolio, the International Portfolio and the Emerging Markets Portfolio, show Management Fee Rates after the voluntary fee waiver.

** The Global Inflation-Indexed Hedged Portfolio did not pay advisory fees for the year-ended December 31, 2002 because it had not yet commenced operations.


                             INVESTMENT SUB-ADVISER


Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as Sub-Adviser to the Worldwide, Worldwide Core, International, Emerging Markets and Global Inflation-Indexed Hedged Portfolios. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and managed approximately $14.3 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2002. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for each of the Worldwide, Worldwide Core, International, Emerging Markets and Global Inflation-Indexed Hedged Portfolios after any waivers. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. The Sub-Adviser is directly and indirectly wholly-owned by Charter Atlantic Corporation, a New York corporation.


                               PORTFOLIO MANAGERS


FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team, comprised of the sector specialist teams for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange, meets once a week to determine the firm's overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for each Portfolio of the Fund in a manner that complies with each Portfolio's specific investment objectives and restrictions is the responsibility of a specific Portfolio Manager. The Portfolio Manager determines the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The Portfolio Manager relies on the sector specialist teams to select the specific securities for each Portfolio. The biographical information for each Portfolio Manager of the Fund is set forth below.

STEPHEN CHANG, CFA, PORTFOLIO MANAGER. Mr. Chang has primary responsibility for management of the Global Inflation-Indexed Hedged, U.S. Inflation-Indexed, Worldwide and Worldwide Core Portfolios. He joined FFTW in 1997, focusing initially on developing index portfolio replication techniques, as well as on enhancing performance attribution capabilities and Value-at-Risk analytics. His current responsibilities include research in the relative value analysis used to manage U.S. treasuries, agencies, swaps and their corresponding derivatives. He directs the interest rate hedging activities in sector allocation decisions, and since 1999 has been the market specialist analyzing foreign exchange and interest rates for Canada,

Australia, and New Zealand. Mr. Chang holds a B.Sc. in Computer Science from Cornell University and a M.Sc. in Management Science from Stanford University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

STEPHANE FERTAT, CFA, PORTFOLIO MANAGER. Mr. Fertat has primary responsibility for management of the International Portfolio. He joined FFTW in 1997 as a member of the European investment team. He is responsible for pan-European government security selection and specializes in the management of portfolios regulated under the European Union's Undertakings for the Collective Investment in Transferable Securities (UCITS). Mr. Fertat's initial role at FFTW was improving risk control systems. He then managed bonds from Scandinavian countries before becoming a full-time market specialist in Europe. Mr. Fertat has an M.B.A. in finance from the Ecole Superieure de Commerce de Paris (ESCP).

ANDREW M. HEADLEY, CFA, PORTFOLIO MANAGER. Mr. Headley has primary responsibility for management of the Mortgage-Backed Portfolio. Mr. Headley joined FFTW in 1994. Currently his primary focus is on the mortgage pass-through market and those portfolios which are benchmarked against a mortgage pass-through index. Mr. Headley holds a B.A. summa cum laude in finance from the Wharton School of the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts.

ALEXANDER KRIECKHAUS, PORTFOLIO MANAGER. Mr. Krieckhaus has primary responsibility for management of the Emerging Markets Portfolio. He joined FFTW in September 2000, as an emerging markets specialist. Prior to joining FFTW, Mr. Krieckhaus was employed by BNP Paribas Asset Management as an emerging markets portfolio manager, commencing in August of 1999. Previous to that position, Mr. Krieckhaus worked for two years as a Vice President and senior sovereign bond strategist at Santander Investments, where he maintained a model portfolio of sovereign bonds from Latin America, Eastern Europe and Asia, and prior to that he was employed for three years at ING Barings as a Senior Associate within the emerging markets fixed income strategy group. Mr. Krieckhaus attended Columbia University and Reed College.

KENNETH O'DONNELL, CFA, Portfolio Manager. Mr. O'Donnell has primary responsibility for management of the Limited Duration and U.S. Short-Term Portfolios. Mr. O'Donnell joined FFTW in 2002. Currently, he manages asset-backed, agency and U.S. government securities and is also responsible for the management of money market, short, and short-intermediate portfolios. Prior to joining FFTW, Mr. O'Donnell worked as an asset-backed security specialist in the structured products group of Standish Mellon Asset Management from 1997-2002. His primary responsibilities included analyzing and trading the asset-backed securities portfolio. Mr. O'Donnell holds a B.S. in Mechanical Engineering from Syracuse University and a M.S. in Finance from Boston College. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

                             SHAREHOLDER INFORMATION

                                    PURCHASES


Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in any Portfolio is $100,000; such minimum may be waived at the discretion of the Fund. Subsequent investments may be of any amount. There are no loads or 12b-1 distribution fees imposed by the Portfolio. Shares purchased will begin accruing dividends on the day Federal funds are received.

Purchases of shares of all the Portfolios, except the Mortgage-Backed Portfolio, may be made on any Business Day. Purchases of shares of the Mortgage-Backed Portfolio may be made on the last Business Day of each month, or on any other Business Day approved by the Investment Adviser. For all Portfolios except the U.S. Short-Term Portfolio, "Business Day" means any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For the U.S. Short-Term Portfolio, "Business Day" means any Monday through Friday, except holidays observed by the Federal Reserve Banks of New York or Boston. At the present time, these holidays are: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.


                               WIRING INSTRUCTIONS

To:                 Investors Bank & Trust Company
                    200 Clarendon Street
                    Boston, Massachusetts 02117
ABA Number:         011001438
Account Name:       Quasar Distributors, LLC - Fund Purchase Account
Account Number:     933333333
Reference:          (Indicate Portfolio name)

                               TO PURCHASE SHARES


-------------------- --------------------- ------------------------- ---------------------------------- ----------------------------
PORTFOLIO NAME       WHEN NET ASSET VALUE  WHEN & HOW SHARES         PROCEDURE FOR SAME DAY PURCHASES   RESULT OF LATE NOTIFICATION
                      (NAV) IS DETERMINED   MAY BE PURCHASED                                            OR DELAY IN RECEIPT OF FUNDS
-------------------- --------------------- ------------------------- ---------------------------------- ----------------------------
o U.S. SHORT-TERM    o All Business Days   o Any Business Day        o Purchasers must call             o The Portfolio must receive
o LIMITED                                                              Investors Bank at (800) 247-0473   Notice before 4:00 p.m.
  DURATION                                 o Submitted orders must     prior to 4:00 p.m. ET to inform    (wire may be received
o WORLDWIDE                                  include a completed       the Portfolio of the incoming      after 4:00 p.m. ET) for
o WORLDWIDE CORE                             account application.      wire transfer.                     shares to be bought at
o INTERNATIONAL                                                                                           that day's price.
o EMERGING MARKETS                         o Federal funds must be   o Purchasers must indicate which
o U.S. INFLATION-                            wired to Quasar's         Portfolio is to be purchased.    o Shares will be bought at
    INDEXED                                  "Fund Purchase                                               the Next Business Day's
o GLOBAL INFLATION-                          Account" at Investors   o If Federal funds are received by   price if the wire is
    INDEXED HEDGED                           Bank & Trust Company,     the Portfolio that day, the order  received after 4:00 p.m.
                                             ("Investors Bank;" or     will be effective that day. Price  ET and no notice is given.
                                             the "Transfer Agent").    of shares is based on the next
                                                                       calculation of NAV after the
                                                                       order is placed.

-------------------- --------------------- ------------------------- ---------------------------------- ----------------------------
o MORTGAGE-BACKED    o Last Business Day   o Last Business Day of    o Purchasers must call Investors   o The Portfolio must receive
                       of each month or      each month or on any      Bank at (800) 247-0473 prior       notice before 4:00 p.m.
                       on any other          other Business Days       to 4:00 p.m. ET to inform the      for shares to be bought at
                       Business Days         approved by the           Portfolio of the purchase.         that day's price.
                       approved by the       Investment Adviser.
                       Investment Adviser.                           o Purchasers must indicate that
                                           o Submitted orders must     the Mortgage-Backed Portfolio is
                                             include a completed       to be purchased.
                                             account application.
                                                                     o For the purchase to be effective,
                                           o Federal funds must be     Federal funds wire must be
                                             wired to Quasar's "Fund   received by the Portfolio the
                                             Purchase Account" at      following Business Day. Price of
                                             Investors Bank.           shares is based on the next
                                                                       Calculation of NAV after the
                                                                       order is placed.
-------------------- --------------------- ------------------------- ---------------------------------- ----------------------------


                                   REDEMPTIONS


All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to and including the day preceding the day of the redemption payment.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Portfolio may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.


A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, a Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed should the account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Portfolio will give 60 days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the applicable Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.


                                TO REDEEM SHARES



------------------------------------------------------------------------------------------------------------------------------------
      SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:

1. The dollar or share amount to be redeemed; and
   The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application Form);
2. The name of the shareholder; and
3. The shareholder's account number.
4. Shareholders should call the Transfer Agent at (800) 247-0473 to request a redemption.

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                       WHEN REDEMPTION EFFECTIVE                       RESULT OF LATE NOTIFICATION OF REDEMPTION
------------------------------------ ----------------------------------------------- --------------------------------------------
o U.S. Short-Term                    If notice is received by the Transfer Agent     If notice is received by the Transfer
o Limited Duration                   by 4:00 pm ET on any Business Day, the          Agent on a non-business day or after 4:00
o Mortgage-Backed                    redemption will be effective and payment will   p.m. ET on a Business Day, the redemption
o Worldwide                          be made within seven calendar days, but         notice will be deemed received as of the
o Worldwide Core                     generally the next business day following       next Business Day.
o International                      receipt of such notice for all Portfolios,
o Emerging Markets                   with the exception of the U.S. Short-Term
o U.S. Inflation-Indexed             Portfolio, which typically settles
o Global Inflation-Indexed Hedged    redemptions up to 95% of the account value
                                     the same business day notice is received. Any
                                     redemption proceeds above 95% of the account
                                     value will be sent the next business day
                                     after the price has been determined. Price of
                                     shares is based on the next calculation of
                                     the NAV after the order is placed.
------------------------------------------- ----------------------------------------------- ----------------------------------------


                           PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the

Portfolio's assets; (2) subtracting all of the Portfolio's liabilities; and then
(3) dividing by the number of shares outstanding and adjusting to the nearest cent.

        1. For all Portfolios, other than Mortgage-Backed, net asset values are calculated by the Portfolios' Accounting Agent as of 4:00 p.m. ET on each Business Day.

        2. The Mortgage-Backed Portfolio's net asset value is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on the last Business Day of each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.


All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. All foreign holdings, receivables and payables, are valued daily at the mean foreign exchange rate. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available are valued in good faith by methods approved by the Board of Directors.


To the extent that a Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when a Portfolio does not price its shares. As a result, the net asset value per share of a Portfolio may change at a time when shareholders are not able to purchase or redeem their shares.

                                    DIVIDENDS


Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of each Portfolio, other than the U.S. Short-Term Portfolio, will be declared as a dividend payable to the respective shareholders of record as of the second to last Business Day of each month. The net investment income of the U.S. Short-Term Portfolio will be declared as a dividend payable daily to the shareholders of record as of the close of each Business Day. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations. Dividends may be suspended in November and/or December of each year if a Portfolio has already met its distribution requirements for that year.


If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. A shareholder may elect to change the dividend designation on the account application form at any time by writing the Transfer Agent. If a Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting them in additional Portfolio shares (unless a shareholder has elected to receive cash).

                                  VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting a particular Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio's shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or a Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of a Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.


                               TAX CONSIDERATIONS


The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio. For additional information regarding tax issues pertaining to the Portfolios, see "Supplemental Tax Considerations" in the Statement of Additional Information.

FEDERAL INCOME TAXES

Each Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the account application form at any time by writing the Transfer Agent. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends a Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.


As with all mutual funds, a Portfolio may be required to withhold U.S. federal income tax at the rate of 30%(29% as of January 1, 2004) of all taxable distributions payable to shareholders who:


1. fail to provide the Portfolio with a correct taxpayer identification number, or

2.   fail to make required certifications, or


3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.


Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting a Portfolio and its shareholders. As noted above, tax deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of a Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in a Portfolio should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES
A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by a Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                        DISTRIBUTION OF PORTFOLIO SHARES


Shares of each Portfolio are distributed by Quasar Distributors, LLC ("Quasar"), pursuant to a Distribution Agreement dated as of October 1, 2001 by and among the Fund, Investors Bank and Quasar. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank pays the distribution fees and FFTW pays all other fees and expenses related to distribution.

                             INVESTMENT INFORMATION

       PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS


------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
                    U.S.                                                                              U.S.
                    Short-  Limited    Mortgage-              Worldwide                  Emerging     Inflation-  Global Inflation
                    Term    Duration   Backed     Worldwide   Core         International Markets      Index       Indexed Hedged

------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Asset-Backed        o       o          o          o           o            o             [ ]          [ ]         [ ]
Securities

------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Bank                o       o          o          o           o            o             [ ]          [ ]         [ ]
Obligations

------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------


------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
                    U.S.                                                                              U.S.
                    Short-  Limited    Mortgage-              Worldwide                  Emerging     Inflation-  Global Inflation
                    Term    Duration   Backed     Worldwide   Core         International Markets      Index       Indexed Hedged

------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Brady Bonds         X       X          X          [ ]         [ ]          [ ]           o            [ ]         [ ]

------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Convertible         X       X          X          X           X            X             [ ]          X           X
Securities
------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Corporate Debt      o       o          o          o           o            o             o            [ ]         [ ]
Instruments
------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Derivative          o       o          o          o           o            o             [ ]          X           o
Securities
------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Dollar Roll         [ ]     [ ]        o          [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Transactions
------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Duration            o       o          o          o           o            o             o            o           o
Management
------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Emerging Market     X       X          X          [ ]         [ ]          [ ]           o            [ ]         [ ]
Securities
------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
Foreign             [ ]     [ ]        [ ]        o           o            o             o            [ ]         [ ]
Instruments
------------------- ------- ---------- ---------- ----------- ------------ ------------- ------------ ----------- ----------------
High Yield          X       X          X          X           X            X             o            X           X
Securities
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Illiquid            [ ]     [ ]        [ ]        [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Securities
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Indexed Notes,      X       X          X          [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Currency
Exchange-Related
Securities and
Similar
Securities
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Inflation-Indexed   [ ]     [ ]        [ ]        [ ]         [ ]          [ ]           [ ]          o           o
Securities
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Investment          [ ]     [ ]        [ ]        [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Companies
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Loan Participations [ ]     [ ]        [ ]        [ ]         [ ]          [ ]           o            X           X
and Assignments
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Mortgage-Backed     o       o          o          o           o            o             [ ]          [ ]         [ ]
Securities
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Multi-National      X       X          [ ]        [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Currency Unit
Securities or
More Than One
Currency
Denomination
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Repurchase and      o       [ ]        o          [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Reverse Repurchase
Agreements
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Short Sales         [ ]     X          [ ]        [ ]         [ ]          X             X            [ ]         [ ]
Transactions
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Stripped            [ ]     [ ]        o          [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Instruments
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TBA Transactions    [ ]     [ ]        o          [ ]         [ ]          X             [ ]          [ ]         [ ]
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Total Return        [ ]     [ ]        o          [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Swaps
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U.S. Government     o       o          o          o           o            [ ]           [ ]          [ ]         [ ]
And Agency
Securities
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Warrants            X       X          X          X           X            X             [ ]          X           X
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When Issued &       [ ]     [ ]        [ ]        [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Forward
Commitment
Securities
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Zero Coupon         [ ]     [ ]        [ ]        [ ]         [ ]          [ ]           [ ]          [ ]         [ ]
Securities
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o   Principal
[ ] Other
X   Portfolio does not presently invest in such securities


ASSET-BACKED SECURITIES


Asset-backed securities are secured by or backed by a pool of financial assets. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:

a.  motor vehicle installment sale contracts,
b.  other installment sale contracts,
c.  home equity loans,
d.  leases of various types of real and personal property, and
e.  receivables from revolving credit (credit card) agreements.

          RISKS: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, these securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.


BANK OBLIGATIONS

Bank obligations are bank-issued securities. These instruments include, but are not limited to:

a.   Time Deposits,                g.  Eurodollar Certificates of Deposit,
b.   Certificates of Deposit,      h.  Variable Rate Notes,
c.   Bankers' Acceptances,         i.  Loan Participations,
d.   Bank Notes,                   j.  Variable Amount Master Demand Notes,
e.   Deposit Notes,                k.  Yankee CDs, and

f.   Eurodollar Time Deposits,     l.  Custodial Receipts.



          RISKS: Investing in bank obligations exposes a Portfolio to risks associated with the banking industry, such as interest rate and credit risks.

BRADY BONDS
-----------
Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

A Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.


          RISKS: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

CONVERTIBLE SECURITIES
Convertible bonds or shares of convertible preferred stock are securities that may be converted into, or exchanged for, underlying shares of common stock, either at a stated price or stated rate. Convertible securities have general characteristics similar to both fixed income and equity securities.

          RISKS: Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose. If the issuer chooses to convert the security, this action could have an adverse effect on a Portfolio's ability to achieve its objectives.

CORPORATE DEBT INSTRUMENTS

Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet a Portfolio's credit quality standards. A Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in such Portfolio's best interests.


          RISKS: Investing in corporate debt securities subjects a Portfolio to interest rate risk and credit risk.

DERIVATIVE SECURITIES

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

     a.   swaps;
     b.   caps, floors and collars;
     c.   forward foreign currency contracts;
     d.   futures contracts; and
     e.   options.

a. SWAPS

Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies.

b. CAPS, FLOORS AND COLLARS

An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate, in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Portfolios. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. FUTURES CONTRACTS

A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. OPTIONS CONTRACTS

An option is a contractual right, but not an obligation, to buy (call) or sell
(put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or

A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When a Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

         HEDGING
         Derivatives are often used to hedge against a given investment's risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.



                RISKS: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio's volatility of returns. A Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

                           Hedging involves risks of imperfect correlation in price movements of the hedge and the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, a Portfolio will be in a worse position than if hedging had not been employed, and will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Futures and options transactions entail the particular risk that the imperfect correlation between price movements of futures contracts and price movements in the related Portfolio position create the possibility that losses will be greater than gains in the value of the Portfolio's position.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date, and at the same price. Portfolios will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).


          RISKS: Should the broker-dealer to whom a Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT
Duration measures a bond's price volatility, incorporating the following factors:

a.   the bond's yield;
b.   coupon interest payments;
c.   final maturity;
d.   call features; and
e.   prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.


The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.


Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Portfolio's duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.


For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real duration is their primary measure of risk, because these securities are subject to real rate changes but are protected against fluctuations in inflation.


          RISKS: There is no assurance that deliberate changes in a Portfolio's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from relative returns.



FOREIGN INSTRUMENTS

a. FOREIGN SECURITIES


Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar, and may be denominated in a single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of a Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets for certain Portfolios, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources. For the U.S. Short-Term, Limited Duration and Mortgage-Backed Portfolios, it is anticipated that foreign securities will be issued primarily by governmental and private entities located in such countries and by supranational entities, and each Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

The global and international portfolios (excluding the Emerging Markets Portfolio) will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the Euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. Portfolios will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.


b. FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.


        RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Certain Portfolios may invest portions of their assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.


c. EMERGING MARKETS SECURITIES


Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Emerging Markets Portfolio's benchmark, the JP Morgan Emerging Markets Bond Index Global Diversified, may exclude countries or instruments due to illiquidity or other reasons, but the definition of an emerging markets security remains the same.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities. The Emerging Markets Portfolio invests in several types, including the following:

         Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

         Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in Euros and occasionally in yen.

         Brady bonds: As previously described in "Brady Bonds" herein, these are bonds issued by emerging market governments in exchange for defaulted loans that had been extended by non-local commercial banks or similar institutions.

         Loan Participations and Assignments: As described in "Loan Participations and Assignments" herein, there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.

         RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Compared to more developed countries, emerging market countries may have:

                           a. relatively unstable governments;
                           b. sudden adverse government action;
                           c. nationalization of businesses;
                           d. restrictions on foreign ownership;
                           e. prohibitions of repatriation of assets; and/or
                           f. less protection of property rights.


                           The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


HIGH YIELD SECURITIES
Debt securities that are rated below the four highest categories (i.e. below BBB by S&P and Baa by Moody's) are known as "high yield" bonds or "junk" bonds. High yield bonds are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

                  RISKS: High yield securities present a considerable risk of issuer default, particularly during periods of economic uncertainty or economic downturns. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than securities in the higher rating categories. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotations.


ILLIQUID SECURITIES
Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which a Portfolio has valued the securities. These include:

1.   securities with legal or contractual restrictions on resale;
2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days; and
3.   securities not having readily available market quotations.


Although the Portfolios are allowed to invest up to 15% of their net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

A Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A Securities"). A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper and 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

                  RISKS: Investing in illiquid securities presents the potential risks of tying up a Portfolio's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.

INDEXED NOTES, CURRENCY EXCHANGE-RELATED SECURITIES AND SIMILAR SECURITIES These securities are notes, the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

                  RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are linked to the inflation rate from worldwide bond markets, such as the U.S. Treasury's "inflation-protection" issues. Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

                  RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolios also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Portfolio at the time of such adjustment (which would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

                           The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

INVESTMENT COMPANIES
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. A Portfolio may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:


1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.


The Portfolios will not invest in any fund that charges a "load."

                  RISKS: As a shareholder in a registered investment company, a Portfolio will bear its ratable share of that investment company's expenses, including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

The Fund has applied to the Commission for an exemptive order which, if granted, would permit a Portfolio to invest in another Portfolio within the FFTW Funds, Inc., family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. Investors will pay advisory fees only on the Portfolio(s) in which they are directly invested. Shareholders of the Fund will be notified of any changes should the exemptive order permitting cross-portfolio trading be granted.

LOAN PARTICIPATIONS AND ASSIGNMENTS
Fixed and floating rate loans are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in loans in the form of assignments of all or a portion of loans from third parties or in the form of participations When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Investment Adviser to be creditworthy.

                  RISKS: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which they have purchased a participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the participation.


MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:


1.   Mortgage pass-through securities issued by
     a.   the Government National Mortgage Association (Ginnie Mae),
     b.   the Federal National Mortgage Association (Fannie Mae),
     c.   the Federal Home Loan Mortgage Corporation (Freddie Mac),
     d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2. Collateralized Mortgage Obligations ("CMOs"), which are debt obligations collateralized by such assets, and
3.   Commercial mortgage-backed securities.


The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for a Portfolio to make investments in them.


CMOs are structured bonds collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

                  RISKS: Mortgage-backed and other asset-backed securities carry the risk of a faster or slower than expected prepayment of principal, which may affect the duration and return of the security. Changes in interest rates affect a Portfolio's asset value since its holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

MULTI-NATIONAL CURRENCY UNIT SECURITIES OR MORE THAN ONE CURRENCY DENOMINATION Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.


                  RISKS: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.


REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organisation for Economic Cooperation and Development ("OECD"). The member countries of the OECD are: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

Each Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

                  RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.


SHORT SALES
Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will maintain a daily segregated account, containing cash, U.S. government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

                  RISKS: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. A Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed money. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The potential loss from a short sale is unlimited.

STRIPPED INSTRUMENTS
Stripped instruments are bonds reduced to their two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.   Municipal bond strips;
b.   Treasury strips; and
c.   Stripped mortgage-backed securities.

                  RISKS: POs do not pay interest: return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped mortgage-backed security IOs run the risk of unanticipated prepayments, which will decrease the instrument's overall return.

TBA (TO BE ANNOUNCED) TRANSACTIONS
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. Each Portfolio will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's TBA transactions.

                  RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

TOTAL RETURN SWAPS
A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.


                  RISKS: A total return swap may result in a Portfolio obtaining an instrument which for some reason does not perform as well as the original swap instrument. Additionally, potential risks of default also exist on the part of the counterparty.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED ENTERPRISES/FEDERAL AGENCIES
U.S. government and agency securities are issued by or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and supported by the full faith and credit of the United States. A Portfolio also may invest in other securities which may be issued by a U.S. government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories includes (but is not limited to) those sponsored by:


a.   U.S. Treasury Department;
b.   Federal Housing Administration;
c.   Federal Home Loan Mortgage Corporation;
d.   Federal National Mortgage Association;
e.   Student Loan Marketing Association;
f.   Federal Home Loan Bank;
g.   Government National Mortgage Association; and
h.   U.S. Department of Veterans' Affairs.

                  RISKS: Securities backed by the full faith and credit of the U.S. government are guaranteed only as to interest rate and face value at maturity, not current market price.

WARRANTS
A warrant entitles the holder to acquire an asset at a specified price.

                  RISKS: Warrants retain their value only so long as the underlying asset retains its value.

WHEN ISSUED AND FORWARD COMMITMENTS
The purchase of a when issued or forward commitment security will be recorded on the date a Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to a Portfolio until settlement. Each Portfolio will maintain a segregated custodial account containing cash, U.S. government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's when issued and forward commitment transactions.

                  RISKS: The value of the security on the date of delivery may be less than its purchase price.

ZERO COUPON SECURITIES
Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

                  RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.


                               PORTFOLIO TURNOVER


Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by a Portfolio. In addition, high turnover rates may result in increased short-term capital gains.



                        SUPPLEMENTAL INVESTMENT POLICIES


ALL PORTFOLIOS
Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of a Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

U.S. SHORT-TERM, WORLDWIDE AND WORLDWIDE CORE PORTFOLIOS
These Portfolios may not enter into a repurchase or reverse repurchase agreement if, as a result thereof, more than 25% of the Portfolio's total assets would be subject to such agreements.


                           FINANCIAL HIGHLIGHTS TABLES


The Financial Highlights Tables are intended to help you understand the Portfolios' financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. As of December 31, 2002, the Global Inflation-Indexed Hedged Portfolio had not commenced operations; therefore no financial highlights are available. Certain information reflects financial results for a single Portfolio share. "Total Return" indicates how much an investment in each respective Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested. The information for the years ended December 31, 2002, 2001, 2000 and 1999 has been audited by KPMG LLP. You will find the auditor's report and the FFTW Funds, Inc., financial statements in the annual report, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other audit firms.

------------------------------------------------------------------------------------------------------------------------
                                     U.S. SHORT-TERM PORTFOLIO FINANCIAL HIGHLIGHTS
                                     (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period       YEAR         YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR
                                                    ENDED        12/31/01     12/31/00       12/31/99     ENDED
                                                    12/31/02                                              12/31/98**
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $9.68        $9.71        $9.65          $9.76        $9.77
------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ------------ ------------ -------------- ------------ --------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

 Investment income, net
                                                    0.24*        0.48         0.59           0.51*        0.54
Net realized and unrealized gain (loss) on
investments, financial futures and options
contracts

                                                    (0.14)       (0.03)       0.06           (0.11)       (0.01)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.10         0.45         0.65           0.40         0.53
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From Investment income, net                         0.25         0.48         0.59           0.51         0.54
------------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.25         0.48         0.59           0.51         0.54
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.53        $9.68        $9.71          $9.65        $9.76
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        0.95%        4.79%        6.99%          4.26%        5.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $94,452      $289,078     $370,867       $650,447     $840,366

Ratio of operating expenses to average
  net assets, exclusive of interest
  expense                                           0.25%        0.25%        0.25%          0.25%        0.25%

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                       0.30%        0.32%        0.25%          0.25%        0.25%

Ratio of investment income, net to average net
assets (a)                                          2.46%        4.88%        6.13%          5.29%        5.48%

Decrease in above expense ratios due to waiver of
investment advisory and administration fees
                                                    0.21%        0.22%        0.17%          0.18%        0.17%
Portfolio Turnover (a)
                                                    282%         158%         214%           N/A          N/A
------------------------------------------------------------------------------------------------------------------------


(a)  Net of waivers and reimbursements.

(b) Portfolio Turnover was not calculated prior to the year-ended December 31, 2000 due to the Fund's investment in primarily short-term securities.

*    Calculation done based on average shares outstanding.


** The financial highlights for the year ended December 31, 1998 were audited by another auditor.

------------------------------------------------------------------------------------------------------------------------
                               LIMITED DURATION PORTFOLIO FINANCIAL HIGHLIGHTS
                                (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period       YEAR         YEAR         YEAR           YEAR ENDED   YEAR
                                                    ENDED        ENDED        ENDED          12/31/99     ENDED
                                                    12/31/02     12/31/01     12/31/00                    12/31/98**
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $10.05       $9.85        $9.66          $9.93        $9.93
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

 Investment income, net                             0.42         0.53         0.61            0.55*       0.55

Net realized and unrealized gain (loss)
  on investments and financial futures
  contracts and foreign currency related
  transactions                                      0.15         0.19         0.19           (0.27)       0.11
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.57         0.72         0.80            0.28        0.66
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net (b)                     0.42         0.52         0.61            0.55        0.55

In excess of investment income, net                 --           --           --              --          --

From net realized gain on
  investments and financial futures
  contracts and foreign currency related
  transactions                                      0.05         --           --              --          0.11

------------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.47         0.52         0.61           0.55         0.66
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.15       $10.05       $9.85          $9.66        $9.93
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        5.81%        7.46%        8.52%          2.88%        6.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                   $165,870     $117,357     $97,484        $100,105     $89,521

Ratio of operating expenses to average
  net assets, exclusive of interest
  expense (a)                                       0.30%        0.30%        0.30%          0.30%        0.30%

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                       0.30%        0.30%        0.30%          0.30%        0.30%

Ratio of investment income, net to
  average net assets (a)                            4.19%        5.32%        6.25%          5.60%        5.48%

Decrease in above expense ratios due to waiver
   of investment advisory fees and reimbursement
   of other expenses.                               0.24%        0.23%        0.24%          0.24%        0.22%

Portfolio Turnover                                  110%         209%         327%           823%         1,059%
------------------------------------------------------------------------------------------------------------------------



(a)  Net of waivers and reimbursements.

(b) Certain prior year amounts have been reclassified to conform to current year presentations.

*    Calculation done based on average shares outstanding.

** The financial highlights for the year ended December 31, 1998 were audited by another auditor.

--------------------------------------------------------------------------------------------------------------------------
                                       MORTGAGE-BACKED PORTFOLIO FINANCIAL HIGHLIGHTS
                                       (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
--------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the                    YEAR         YEAR         YEAR         YEAR ENDED  YEAR
Period                                                    ENDED        ENDED        ENDED        12/31/99    ENDED
                                                          12/31/02     12/31/01     12/31/00                 12/31/98**
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value,                                          $10.00       $9.96        $9.64        $10.18      $10.30
beginning of period
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT
 OPERATIONS

 Investment income, net                                   0.44*        0.61         0.70         0.61*       0.68

Net realized and unrealized gain (loss)
 on investments, short sales, financial
 futures, and options and swap contracts                  0.41         0.02         0.35         (0.49)      0.07
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          0.85         0.63         1.05         0.12        0.75
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net (b)                           0.56         0.59         0.73         0.64        0.65

In excess of investment income, net                       --           --           --           --          --

From net realized gain on
  investments, short sales, financial
  futures, and options and swap contracts                 --           --           --           0.02        0.22
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                       0.56         0.59         0.73         0.66        0.87
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.29       $10.00       $9.96        $9.64       $10.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              8.68%        6.43%        11.60%       1.21%       7.42%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                         $155,814     $357,288     $336,141     $298,265    $815,367

Ratio of operating expenses to average
  net assets, exclusive of interest
  expense (a)                                             0.25%        0.25%        0.25%        0.24%       0.23%

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                             0.25%        0.25%        0.26%        0.24%       0.37%

Ratio of investment income, net to average
  net assets (a)                                          4.38%        6.02%        7.20%        6.10%       6.33%

Decrease in above expense ratios due to
  waiver of investment advisory fees and
  reimbursement of other expenses                         0.22%        0.21%        0.20%        0.20%       0.20%

Portfolio Turnover                                        601%         523%         699%         745%        843%
--------------------------------------------------------------------------------------------------------------------------



(a)  Net of waivers and reimbursements.

(b) Certain prior year amounts have been reclassified to conform to current year presentations.

*    Calculation done using average shares outstanding.

** The financial highlights for the year ended December 31, 1998 were audited by another auditor.

-----------------------------------------------------------------------------------------------------------------------------
                                                 WORLDWIDE PORTFOLIO FINANCIAL HIGHLIGHTS
                                              (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
-----------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period       YEAR         YEAR         YEAR           YEAR ENDED        YEAR
                                                    ENDED        ENDED        ENDED          12/31/99          ENDED
                                                    12/31/02     12/30/01     12/31/00                         12/31/98**
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $8.64        $8.91        $9.12          $10.28            $9.42
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

 Investment income, net                              0.31         0.39*        0.48*          0.43*             0.46

Net realized and unrealized gain (loss)
  on investments, and financial futures
  contracts and foreign currency related
  transactions                                      0.96         (0.27)       (0.21)         (0.98)            0.96
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.27         0.12         0.27           (0.55)            1.42
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net (b)                     0.30         0.39         0.38           0.61              0.46

In excess of investment income, net                 --           --           --             --                --

From net realized gain on investments,
  and financial futures contracts and
  foreign currency related transactions             --           --           --             --                0.10

From capital stock in excess of par
  value                                             --           --           0.10           --                --

-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.30         0.39         0.48           0.61              0.56
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.61        $8.64        $8.91          $9.12             $10.28
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        14.97%       1.40%        3.26%          (5.38%)           15.58%

RATIOS/SUPPLEMENTAL DATA
                                                    $172,039     $158,839     $158,474       $68,581           $69,653
Net assets, end of period (000's)

Ratio of operating expenses to average
  net assets, exclusive of interest
  expense (a)                                       0.60%        0.60%        0.60%          0.60%             0.60%

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                       0.60%        0.60%        0.60%          0.60%             0.60%

Ratio of investment income, net to
  average net assets (a)                            3.42%        4.50%        5.53%          4.51%             4.76%

Decrease in above expense ratios due to
  waiver of investment advisory fees and
  reimbursement of other expenses                   0.02%        0.01%        0.00%+         0.03%             0.01%

Portfolio Turnover                                  585%         618%         493%           390%              668%

-----------------------------------------------------------------------------------------------------------------------------



(a)  Net of waivers and reimbursements.

(b) Certain prior year amounts have been reclassified to conform to current year presentations.

*    Calculation done using average shares outstanding.

** The financial highlights for the year ended December 31, 1998 were audited by another auditor.

+    Rounds to less than 0.01%

---------------------------------------------------------------------------------------------------------------------------
                                             WORLDWIDE CORE PORTFOLIO FINANCIAL HIGHLIGHTS
                                             (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
---------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period       YEAR         YEAR         YEAR          YEAR ENDED       YEAR
                                                    ENDED        ENDED        ENDED         12/31/99         ENDED
                                                    12/31/02     12/31/01     12/31/00                       12/31/98+
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $10.96       $10.79       $10.58        $11.19           $11.23
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

Investment income, net                              0.40*        0.48         0.60          0.51*            0.59

Net realized and unrealized gain (loss) on
  investments, and financial futures
  contracts and foreign currency related
  transactions                                      0.36         0.27         0.50          (0.53)           0.68
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.76         0.75         1.10          (0.02)           1.27
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net                         0.53         0.58         0.89          0.59             0.70

In excess of net realized gain on
   investments, and financial futures contracts
   and foreign currency related transactions        --           --           --            0.00**           0.61

From capital stock in excess of par value           0.04         --           --            --               --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.57         0.58         0.89          0.59             1.31
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.15       $10.96       $10.79        $10.58           $11.19
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        7.36%        6.94%        10.79%        (0.19%)          11.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                   $116,859     $219,987     $210,996      $181,535         $174,805

Ratio of operating expenses to average
  net assets, exclusive of interest
  expense (a)                                       0.45%        0.45%        0.45%         0.45%            0.45%

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                       0.45%        0.45%        0.45%         0.45%            0.45%

Ratio of investment income, net to average net
   assets (a)                                       3.61%        4.38%        5.60%         4.70%            4.85%

Decrease in above expense ratios due to waiver of
   investment advisory fees and reimbursement of
   other expenses                                   0.17%        0.17%        0.14%         0.14%            0.13%

Portfolio Turnover                                  565%         615%         549%          404%             745%
---------------------------------------------------------------------------------------------------------------------------


(a)  Net of waivers and reimbursements.

*    Calculation done based on average shares outstanding.

**   Rounds to less than $0.01.


+ The financial highlights for the year ended December 31, 1998 were audited by another auditor.

------------------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL PORTFOLIO FINANCIAL HIGHLIGHTS
                                           (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the period       YEAR         YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR
                                                    ENDED        12/31/01     12/31/00      12/31/99      ENDED
                                                    12/31/02                                              12/31/98**
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $7.53        $8.18        $8.70         $9.68         $9.50
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

 Investment income, net
                                                    0.16         0.29         0.44          0.37*         0.48
Net realized and unrealized gain (loss) on
  investments, and financial futures
  contracts and foreign currency related
  transactions                                      1.45         (0.63)       (0.54)        (0.98)        1.21
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.61         (0.34)       (0.10)        (0.61)        1.69
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net (c)                     0.42         0.31         0.04          0.37          0.85

In excess of investment income, net                 --           --           --            --            --

From net realized gain on
  investments, and financial futures contracts
  and foreign currency related transactions         0.05         --           --            --            0.66

From capital stock in excess of par
  value                                             --           --           0.38          --            --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.47         0.31         0.42          0.37          1.51
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.67        $7.53        $8.18         $8.70         $9.68
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        21.81%       (4.22%)      (0.98%)       (6.34%)       18.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                   $88,120      $107,848     $121,377      $103,564      $81,705

Ratio of operating expenses to average
  net assets, exclusive of interest expense (a)     0.60%        0.60%        0.60%         0.60%         0.60%

Ratio of operating expenses to average
  net assets, inclusive of interest expense (a)     0.61%        0.60%        0.60%         0.60%         0.60%

Ratio of investment income, net to
  average net assets (a)                            2.50%        3.70%        5.18%         4.13%         4.56%

Decrease in above expense ratios due to
  waiver of investment advisory fees                0.07%        0.06%        0.04%         0.00% (b)     0.03%

Portfolio Turnover                                  334%         659%         508%          569%          1,049%

------------------------------------------------------------------------------------------------------------------------


(a)  Net of waivers and reimbursements.

(b)  Rounds to less than 0.01%.


(c) Certain prior year amounts have been reclassified to conform to current year presentations.

*    Calculation done using average shares outstanding.

** The financial highlights for the year ended December 31, 1998 were audited by another auditor.

-------------------------------------------------------------------------------------------------------------------------------
                                       EMERGING MARKETS PORTFOLIO FINANCIAL HIGHLIGHTS
                                        (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
-------------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the period       YEAR         YEAR         YEAR           YEAR ENDED        YEAR
                                                    ENDED        ENDED        ENDED          12/31/99          ENDED
                                                    12/31/02     12/31/01     12/31/00                         12/31/98**
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $7.73        $7.76        $7.68          $7.72             $9.59
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

 Investment income, net
                                                    0.60*        0.70*        0.77*          0.78*             0.88
Net realized and unrealized gain (loss)
  on investments and foreign currency related
  transactions                                      0.13         (0.06)       0.08           0.05              (1.86)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.73         0.64         0.85           0.83              (0.98)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net                         0.61         0.67         0.14           0.87              0.76

In excess of investment income, net                 --           --           --             --                --

From capital stock in excess of par
  value                                             0.04         --           0.63           --                0.13

-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.65         0.67         0.77           0.87              0.89
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      7.81         $7.73        $7.76          $7.68             $7.72
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        9.81%        8.85%        11.41%         11.73%            (10.50%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                   $10,711      $33,040      $49,807        $128,419          $164,709

Ratio of operating expenses to average
  net assets, exclusive of interest
  expense                                           1.23%        1.07%        1.03%          1.01%             1.00%

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense                                           1.23%        1.07%        1.03%          1.07%             1.15%

Ratio of investment income, net to
  average net assets                                7.59%        9.21%        10.05%         10.44%            10.52%

Portfolio Turnover                                  207%         421%         169%           137%              157%

-------------------------------------------------------------------------------------------------------------------------------



*    Calculation done based on average shares outstanding.

** The financial highlights for the year ended December 31, 1998 were audited by another auditor.

------------------------------------------------------------------------------------------------
                       U.S.INFLATION-INDEXED PORTFOLIO FINANCIAL HIGHLIGHTS
                          (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
                          (Formerly Inflation-Indexed Hedged Portfolio)*
------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the period       YEAR ENDED         PERIOD FROM
                                                    12/31/02           JANUARY 2,
                                                                       2001** TO
                                                                       DECEMBER 31,
                                                                       2001
------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $10.09             $10.00
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

 Investment income, net
                                                    0.49               0.46
Net realized and unrealized gain on
  investments                                       1.11               0.19
------------------------------------------------------------------------------------------------
Total from investment operations                    1.60               0.65
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net                         0.49               0.46

From net realized gain on investments               0.38               0.10
------------------------------------------------------------------------------------------------
Total distributions                                 0.87               0.56
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.82             $10.09
------------------------------------------------------------------------------------------------
TOTAL RETURN                                        16.17%             6.54% (c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                   $89,355            $39,610

Ratio of operating expenses to average
  net assets, exclusive of interest
  expense (a)                                       0.35%              0.35% (b)

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                       0.35%              0.35% (b)

Ratio of investment income, net to
  average net assets (a)                            4.98%              4.74% (b)

Decrease in above expense rations due to
  waiver of investment advisory fees                0.22%              0.33% (b)

Portfolio Turnover                                  140%               74%

------------------------------------------------------------------------------------------------


(a)  Net of waivers and reimbursements.

(b)  Annualized.

(c)  Not Annualized.

* The Board of Directors approved changes, effective January 1, 2003, to the Portfolio's investment policies to permit the Portfolio to invest primarily in inflation-indexed securities denominated in U.S. dollars and to eliminate the requirement that the Portfolio seek to hedge at least 65% of its assets. The Board also changed the name of the Portfolio from the Inflation-Indexed Hedged Portfolio to the U.S. Inflation-Indexed Portfolio.

**   Commencement of Operations.

                              SHAREHOLDER INQUIRIES


This Prospectus contains a concise statement of information investors should know before they invest in a Portfolio. Please retain this Prospectus for future reference. Additional information about a Portfolio's investments is available in such Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the Statement of Additional Information dated May 1, 2003(as amended from time to time) (the "SAI") The SAI provides more detailed information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus. In each Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


A Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473.

Information about a Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolios are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


DISTRIBUTED BY:

QUASAR DISTRIBUTORS, LLC



Fund's Investment Company Act filing number: 811-5796

--------------------------------------------------------------------------------
FFTW FUNDS, INC.
--------------------------------------------------------------------------------


================================================================================
                                   PROSPECTUS
================================================================================




                     MAY 1, 2003



            o        Mortgage LIBOR Portfolio
            o        Asset-Backed Portfolio
            o        High Yield Portfolio
            o        Enhanced Equity Markets Portfolio
            o        U.S. Treasury Portfolio
            o        U.S. Corporate Portfolio
            o        Broad Market Portfolio
            o        International Corporate Portfolio
            o        Global High Yield Portfolio

            o



PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "CFTC") IN CONNECTION WITH THE ENHANCED EQUITY MARKETS PORTFOLIO WHOSE PARTICIPANTS ARE LIMITED TO QUALIFIED ELIGIBLE PARTICIPANTS, THIS PROSPECTUS IS NOT REQUIRED TO BE, AND HAS NOT BEEN FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATION IN A FUND OR PORTFOLIO OR UPON THE ADEQUACY OR ACCURACY OF A PROSPECTUS. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THIS PROSPECTUS FOR THE ENHANCED EQUITY MARKETS PORTFOLIO.

THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") HAS NOT APPROVED ANY PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                    CONTENTS



                                                                           PAGE

Risk/Return Summary                                                          3
  Investment Objectives, Principal Investment Strategies and Investments     3
     Mortgage LIBOR Portfolio                                                3
     Asset-Backed Portfolio                                                  4
     High Yield Portfolio                                                    5
     Enhanced Equity Markets Portfolio                                       6
     U.S. Treasury Portfolio                                                 7
     U.S. Corporate Portfolio                                                8
     Broad Market Portfolio                                                  9
     International Corporate Portfolio                                      10
     Global High Yield Portfolio                                            11
Principal Investment Risks                                                  13
Performance Information                                                     15
Fee Table                                                                   15
Expenses Table Example                                                      16
Fund Management                                                             16
Shareholder Information                                                     18
Investment Information                                                      24
Portfolio Turnover                                                          37
Supplemental Investment Policies                                            37
Shareholder Inquiries                                                       38

                               RISK/RETURN SUMMARY

The following is a summary of key information about the Portfolios, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the Portfolios' investment strategies, investments and their associated risks will follow.

                        INVESTMENT OBJECTIVES, PRINCIPAL
                      INVESTMENT STRATEGIES AND INVESTMENTS


====================================================================================================================================

                                                     MORTGAGE LIBOR PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:               To obtain a high level of total return as may be consistent with the preservation of capital.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT                The Portfolio will invest primarily in high quality (rating of AA by S&P, Aa by Moody's or a
STRATEGIES:                         comparable rating, or higher from a nationally recognized statistical rating organization)
                                    mortgage-backed and mortgage related securities. The Portfolio actively utilizes hedging techniques to seek to outperform a cash portfolio. At least 80% of the Portfolio's net assets
                                    (including borrowings for investment purposes) must be invested in mortgage-backed securities of U.S. and foreign issuers with the goal to outperform the London InterBank Offered Rate
                                    ("LIBOR"). The performance objective of the Portfolio is to outperform an index which the
                                    Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the JP Morgan 3-Month Eurodeposit Index.
                                    The Index is not available for investment and, unlike the Portfolio, does not incur expenses.

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:                                                                        Fitch IBCA,
                                                                     S&P           Moody's    Duff & Phelps      AVERAGE
                                      S&P:        Moody's:       (ShortTerm):   (Short Term): ("Fitch's):   PORTFOLIO QUALITY:
                                      ----        --------        -----------   ------------- -----------   ------------------
                                      BBB-          Baa3             A-2             P-2          BBB-            AA(Aa)

------------------------------------------------------------------------------------------------------------------------------------
DURATION:                           The Portfolio's average U.S. dollar-weighted duration will not exceed plus or minus one year around the average duration of the JP Morgan 3-Month Eurodeposit Index.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S.
                                    Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is
                                    "non-diversified" under the Investment Company Act of 1940, as amended, meaning that it may invest in a limited number of issuers (the "1940 Act").
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:              o  Asset-Backed Securities
                                    o  Mortgage-Backed Securities
                                    o  Stripped Instruments
                                    o  U.S. Government and Agency Securities

====================================================================================================================================

====================================================================================================================================

                                                       ASSET-BACKED PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:               To attain a high level of total return as may be consistent with the preservation of capital.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT
STRATEGIES:                         The Portfolio will invest primarily in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization)
                                    asset-backed securities, allowing exposure to other sectors of the debt market opportunistically. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Asset-Backed
                                    Securities Index. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:
                                                                    S&P           Moody's                         AVERAGE
                                       S&P:       Moody's:      (ShortTerm):   (Short Term):    Fitch's:     PORTFOLIO QUALITY:
                                       ----       --------      ------------    ------------    --------     ------------------
                                       BBB-         Baa3            A-2             P-2           BBB-             AA (Aa)

------------------------------------------------------------------------------------------------------------------------------------
DURATION:                           The Portfolio's  average U.S.  dollar-weighted  duration generally will not exceed plus or minus one year plus or minus the  average  duration  of the Lehman  Brothers  Asset-Backed  Securities
                                    Index.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in asset-backed securities of the U.S. and foreign issuers. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is
                                    "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:              o  Asset-Backed Securities
                                    o  Mortgage-Backed Securities
                                    o  Repurchase and Reverse Repurchase Agreements
                                    o  Stripped Instruments
                                    o  Total Return Swaps
                                    o  U.S. Government and Agency Securities

====================================================================================================================================

====================================================================================================================================

                                                            HIGH YIELD PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:               To attain a high level of total return as may be consistent with the preservation of capital.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT                The Portfolio will invest primarily in high yield debt securities. High Yield bonds (also
STRATEGIES:                         referred to as "junk bonds") have a rating of BB or lower and pay a higher yield to compensate for their greater risk. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Salomon Smith Barney All
                                    BB and B Rated Issues Index. The Index is not available for investment and, unlike the
                                    Portfolio, does not incur expenses.
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:
                                                                  S&P          Moody's                        AVERAGE
                                      S&P:       Moody's:    (Short Term):  (Short Term):    Fitch's:     PORTFOLIO QUALITY:
                                      ----       --------    -------------  -------------    --------     -----------------
                                      CCC-         Caa3            C             P-3           CCC-               B

------------------------------------------------------------------------------------------------------------------------------------
DURATION:                           The Portfolio's average U.S.  dollar-weighted duration generally will not exceed one year around the average duration of the Salomon Smith Barney All BB and B Rated Issues Index.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in high yield securities of U.S. and foreign issuers. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is
                                    "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:              o  Brady Bonds
                                    o  Convertible Securities
                                    o  Corporate Debt Instruments
                                    o  Foreign Instruments
                                    o  Stripped Instruments
                                    o  Zero Coupon Securities

====================================================================================================================================

====================================================================================================================================

                                                   ENHANCED EQUITY MARKETS PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:               To attain a high level of total return that exceeds the S&P 500 Index (TM).

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT                The Portfolio will invest primarily in high quality (rating of AA by S&P, Aa by Moody's or a
STRATEGIES:                         comparable rating, or higher from a nationally recognized statistical rating organization)
                                    short duration fixed income securities and S&P 500 Index TM futures contracts. Where possible, these securities will provide equity-like returns. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the S&P
                                    500 Index. TM The Index is not available for investment and, unlike the Portfolio, does not incur expenses.

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:
                                                                     S&P        Moody's                        AVERAGE
                                        S&P:       Moody's:    (Short Term):  (ShortTerm):    Fitch's:     PORTFOLIO QUALITY:
                                        ----       --------     ------------ -------------    -------      ------------------
                                        BBB-         Baa3            A-2           P-2          BBB-            AA (Aa)

------------------------------------------------------------------------------------------------------------------------------------
DURATION:                           The Portfolio's average U.S. dollar-weighted duration generally will not exceed three years.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                Under normal circumstances, the Portfolio will maintain 100% exposure to the S&P 500 Index.TM
                                    Up to 5% of the Portfolio's total assets may be invested in maintenance margin at any given time; the remaining 95% the Portfolio's net assets (including borrowings for investment purposes) will be invested in short term instruments. For temporary defensive purposes, 100%
                                    of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:              o  Asset-Back Securities
                                    o  Bank Obligations
                                    o  Corporate Debt Instruments
                                    o  Mortgage-Backed Securities
                                    o  U.S. Government and Agency Securities
                                    o  S&P 500 Index(TM) Futures Contracts

====================================================================================================================================

====================================================================================================================================

                                                   U.S. TREASURY PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:               To attain a high level of total return as may be consistent with the preservation of capital and to avoid credit quality risk.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT                The Portfolio will invest primarily in U.S. Treasuries. The performance objective of the
STRATEGIES:                         Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Government Securities Index. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:
                                                                 S&P            Moody's                           AVERAGE
                                       S&P:    Moody's:      (ShortTerm):    (Short Term):     Fitch's:      PORTFOLIO QUALITY:
                                       ----    --------      ------------    -------------     --------      ------------------
                                       AA-         Aa3           A-1              P-1            AA-              AAA(Aaa)

------------------------------------------------------------------------------------------------------------------------------------
DURATION:                           The Portfolio's average U.S. dollar-weighted duration generally will not exceed plus or minus one year around the average duration of the Lehman Brothers Government Securities Index.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                Under normal circumstances, at least 95% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in U.S. dollar denominated obligations issued by the
                                    U.S. Treasury and repurchase agreements collateralized by such obligations. The Portfolio is
                                    "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:              o  U.S. Government and Agency Securities

====================================================================================================================================

====================================================================================================================================

                                                   U.S. CORPORATE PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:               To attain a high level of total return as may be consistent with the preservation of capital.

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO DESCRIPTION:              The Portfolio will invest primarily in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization)
                                    U.S. corporate obligations, with limited exposure to other debt securities. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Salomon Smith Barney Corporate Bond Index. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:
                                                                    S&P          Moody's                        AVERAGE
                                        S&P:        Moody's:    (ShortTerm):  (Short Term):    Fitch's:     PORTFOLIO QUALITY:
                                        ----        --------    ------------  -------------    --------     ------------------
                                        BBB-          Baa3          A-2            P-2           BBB-           AA (Aa)

------------------------------------------------------------------------------------------------------------------------------------
DURATION:                           The Portfolio's average U.S. dollar-weighted duration generally will not exceed plus or minus one year around the average duration of the Salomon Smith Barney Corporate Bond Index.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                Under normal circumstances, the Portfolio must invest at least 80% of its net assets
                                    (including borrowings for investment purposes) in U.S. dollar-denominated corporate debt obligations of U.S. issuers. For temporary defensive purposes, the Portfolio may invest up to
                                    100% of its total assets in U.S. Government securities, cash or cash equivalent securities.
                                    These defensive strategies may prevent the Portfolio from achieving its investment objective.
                                    The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:              o  Asset-Backed Securities
                                    o  Bank Obligations
                                    o  Corporate Debt Instruments
                                    o  Mortgage-Backed Securities
                                    o  U.S. Government and Agency Securities

====================================================================================================================================

====================================================================================================================================

                                                    BROAD MARKET PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:               To attain a high level of total return as may be consistent with the preservation of capital.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT                The Portfolio will invest primarily in high quality (rating of AA by S&P, Aa by Moody's or a
STRATEGIES:                         comparable rating, or higher from a nationally recognized statistical rating organization)
                                    fixed income securities reflective of the broad spectrum of the U.S. bond market as well as an opportunistic allocation to non-U.S. sovereign markets. The performance objective of the
                                    Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Aggregate Bond Index. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:
                                                                    S&P         Moody's                         AVERAGE
                                        S&P:        Moody's:    (ShortTerm):  (ShortTerm):    Fitch's:     PORTFOLIO QUALITY:
                                        ----        --------    ------------  ------------    --------     ------------------
                                        BBB-          Baa3          A-2           P-2           BBB-            AA (Aa)

------------------------------------------------------------------------------------------------------------------------------------
DURATION:                           The Portfolio's average U.S. dollar-weighted duration generally will not exceed plus or minus one year around the average duration of the Lehman Brothers Aggregate Bond Index.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                The Portfolio will invest at least 65% of its total assets in fixed income securities. The allocation among markets will vary based upon the issuance of new securities and the retirement of outstanding securities and instruments. For temporary defensive purposes, the
                                    Portfolio may invest up to 100% of its assets in short-term U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Investment Adviser will manage the Broad Market
                                    Portfolio to approximate broad market allocations by purchasing and selling representative securities in each market, but the Portfolio cannot guarantee that it will match such broad market allocations. The current market allocation is comprised of approximately 20% in corporate securities, 50% in U.S. Government securities and 30% in mortgage-backed and asset-backed securities. The Portfolio will limit its investment in foreign instruments to 35%
                                    of its total assets. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:              o  Asset-Backed Securities
                                    o  Bank Obligations
                                    o  Corporate Debt Instruments
                                    o  Mortgage-Backed Securities
                                    o  U.S. Government and Agency Securities

====================================================================================================================================

====================================================================================================================================
                                                   INTERNATIONAL CORPORATE PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:               To attain a high level of total return as may be consistent with the preservation of capital.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT                The Portfolio will invest primarily in investment grade corporate debt from worldwide bond
STRATEGIES:                         markets. The performance objective of the Portfolio is to outperform an index which the
                                    Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Euro Corporate Bond
                                    Index. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:
                                                                     S&P           Moody's                          AVERAGE
                                        S&P:        Moody's:    (ShortTerm):    (Short Term):      Fitch's:    PORTFOLIO QUALITY:
                                        ----        --------    ------------    -------------      -------     ------------------
                                        BBB-          Baa3           A-2             P-2             BBB-           AA (Aa)

------------------------------------------------------------------------------------------------------------------------------------
DURATION:                           The Portfolio's average U.S. dollar-weighted duration generally will not exceed one year plus or minus the average duration of the Lehman Brothers Euro Corporate Bond Index.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in corporate debt securities from jurisdictions outside the U.S. (including borrowings for investment purposes). The Portfolio will maintain investments in corporate debt securities of issuers from at least three different countries. The Portfolio may invest up to 20% of its net assets in U.S. Corporate debt securities. For temporary defensive purposes, 100% of the
                                    Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:              o  Corporate Debt Instruments
                                    o  Foreign Instruments
====================================================================================================================================

====================================================================================================================================

                                                 GLOBAL HIGH YIELD PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:               To attain a high level of total return as may be consistent with the preservation of capital.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT                The Portfolio will invest primarily in high yield debt securities. High yield bonds (also
STRATEGIES:                         referred to as "junk bonds") have a rating of BB or lower and pay a higher yield to compensate for their greater risk. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Salomon Smith Barney All
                                    BB and B Rated Issues Index. The Index is not available for investment and, unlike the
                                    Portfolio, does not incur expenses.

------------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:
                                                                    S&P             Moody's                            AVERAGE
                                       S&P:        Moody's:    (ShortTerm):      (Short Term):    Fitch's:       PORTFOLIO QUALITY:
                                       ----        --------    ------------      -------------    --------       ------------------
                                       CCC-          Caa3            C                P-3           CCC-                  B

------------------------------------------------------------------------------------------------------------------------------------
DURATION:                           The Portfolio's average U.S.  dollar-weighted  duration generally will not exceed one year, plus or minus the average duration of the Salomon Smith Barney All BB and B Rated Issues Index.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in high yield debt securities from worldwide bond markets including emerging market debt securities. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least
                                    35% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is
                                    "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:              o  Corporate Debt Instruments
                                    o  Brady Bonds
                                    o  Foreign Instruments
                                    o  Indexed Notes, Currency Exchange-Related Securities and Similar Securities

====================================================================================================================================

================================================================================
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================================================================================

                           PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

 All of the Portfolios are affected by changes in the economy, or in securities and other markets.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. Changes to an index by which a Portfolio's performance is measured may be made by the Adviser at any time, subject to review by the Fund's Board of Directors. No assurance can be given that a Portfolio's investment objective will be achieved.

The Portfolios may invest in securities issued by the U.S. Government, it agencies or sponsored enterprises. Some of these securities are backed by the full faith and credit of the United States, while others are subject to varying degrees of risk. Investments in the U.S. Treasury and U.S. Corporate Portfolios are neither guaranteed nor insured by the United States Government.

Investments in the Portfolios are subject to certain of the following risks. The risks associated with each Portfolio depend on its investment strategy and the types of securities it holds. The specific risks affecting each Portfolio are indicated as follows:


------------------------------------------------------------------------------------------------------------------------------------
                      Mortgage   Asset-   High    Enhanced     U.S.       U.S.        Broad     International    Global
                      LIBOR      Backed   Yield   Equity       Treasury   Corporate   Market    Corporate        High
Risks:                                            Markets                                                        Yield
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Banking industry                    X                                                    X
risk
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Correlation risk           X        X       X          X           X          X          X             X            X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Credit risk                X        X       X          X                      X          X             X            X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Currency risk              X                                                             X             X            X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Foreign risk                                X                                            X             X            X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Derivative  risk                                       X                                 X             X            X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Hedging risk               X                                                             X             X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Interest rate risk         X        X       X          X           X          X          X             X            X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Leverage risk              X        X                  X                                 X             X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Liquidity risk             X        X       X          X                      X          X             X            X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Market risk                X        X       X          X           X          X          X             X            X
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Non-diversification        X        X       X          X           X          X          X             X            X
risk
--------------------- ---------- -------- ------- ------------ ---------- ----------- --------- ---------------- --------- ---------
Prepayment risk            X        X       X          X                      X          X
------------------------------------------------------------------------------------------------------------------------------------


BANKING INDUSTRY              Investing in bank obligations will expose a
RISK:                         Portfolio to risks associated with the banking
                              industry such as interest rate and credit risks.


CORRELATION RISK:             The use of derivatives exposes a Portfolio to
                              correlation risk. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying securities, indexes or currencies. The prices of a particular derivative instrument may not move in the same way as the underlying security or, in the case of a hedging transaction, of the securities which are the subject of a hedge.

CREDIT RISK:                  Debt securities are subject to credit risk. Credit
                              risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default.

CURRENCY RISK:                Fluctuations in exchange rates between the U.S.
                              dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Portfolio to any one currency may be different from that of its total assets denominated in such currency.

DERIVATIVE RISK:              Derivatives are subject to the risk of changes in
                              the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolios. The use of derivatives may reduce returns for the Portfolios.

FOREIGN RISK:                 Investing in foreign securities will expose a
                              Portfolio to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and volatility.

HEDGING RISK:                 Hedging exposes a Portfolio to the risk that the
                              hedge will lose value while the hedged investment increases in value.

INTEREST RATE RISK:           Investing in fixed-rate debt securities will
                              expose a Portfolio to the risk that the value of the Portfolio's investments will decline if interest rates rise.

LEVERAGE RISK:                The use of derivatives exposes a Portfolio to the
                              risk of leverage which may result in greater fluctuations in a Portfolio's net asset value than would have occurred had the Portfolio invested in the underlying security.

LIQUIDITY RISK:               Certain securities may be difficult or impossible
                              to sell at favorable prices within the desired time frame.

MARKET RISK:                  The market value of a security may increase or
                              decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, entire industry or the market as a whole.

NON-DIVERSIFICATION RISK:     A non-diversified Portfolio may invest more of its
                              assets in the securities of fewer companies than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

PREPAYMENT RISK:              A Portfolio that invests in mortgage-backed and
                              other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

                             PERFORMANCE INFORMATION

         ALL OF THE PORTFOLIOS HAVE NOT COMMENCED OPERATIONS AND THEREFORE NO PERFORMANCE INFORMATION IS PRESENTED FOR ANY PORTFOLIO.

                                    FEE TABLE

This Table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.


----------------------------------------------------------------------------------------------------------------------------------
Portfolio               Mortgage  Asset-    High   Enhanced    U.S.       U.S.        Broad     International Global
Name:                   LIBOR     Backed    Yield  Equity      Treasury   Corporate   Market    Corporate     High
                                                   Markets                                                    Yield
----------------------- --------- --------- ------ ----------- ---------- ----------- --------- ------------- ---------- ----------
Shareholder             None      None      None   None        None       None        None      None          None
Fees (Fees
Paid Directly from
Your Investment)
----------------------- --------- --------- ------ ----------- ---------- ----------- --------- ------------- ---------- ----------
Annual Fund
Operating Expenses
(Expenses that are
Deducted From Fund
Assets)
----------------------- --------- --------- ------ ----------- ---------- ----------- --------- ------------- ---------- ----------
Management Fees         0.30%     0.10%     0.40%  0.35%       0.30%      0.10%       0.30%     0.10%         0.50%
----------------------- --------- --------- ------ ----------- ---------- ----------- --------- ------------- ---------- ----------
Distribution Fees       None      None      None   None        None       None        None      None          None
(12b-1)
----------------------- --------- --------- ------ ----------- ---------- ----------- --------- ------------- ---------- ----------
Other Expenses*         0.15%     0.15%     0.20%  0.15%       0.15%      0.15%       0.15%     0.20%         0.20%
----------------------- --------- --------- ------ ----------- ---------- ----------- --------- ------------- ---------- ----------
Total Annual Fund
Operating Expenses      0.45%     0.25%     0.60%  0.50%       0.45%      0.25%       0.45%     0.30%         0.70%
----------------------- --------- --------- ------ ----------- ---------- ----------- --------- ------------- ---------- ----------


* The Portfolios had not commenced operations as of December 31, 2002. "Other Expenses" have been estimated. Under an Administration Agreement dated February 1, 1995, as amended May 29, 1998 between the Fund and Investor Capital Services, Inc., (the "Administrator"), the Administrator provides administrative services to the Fund for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event any Portfolio operates below its expense ratio. This incentive fee is capped at 0.02% of such Portfolio's average daily net assets.

                             EXPENSES TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

These Portfolios have not commenced investment operations, therefore only fees for one and three years are represented.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------
PORTFOLIO NAME                  1 YEAR               3 YEARS
------------------------------- -------------------- -------------
Mortgage LIBOR                  $46                  $144
------------------------------- -------------------- -------------
Asset-Backed                    $26                  $80
------------------------------- -------------------- -------------
High Yield                      $61                  $192
------------------------------- -------------------- -------------
Enhanced Equity Markets         $51                  $160
------------------------------- -------------------- -------------
U.S. Treasury                   $46                  $144
------------------------------- -------------------- -------------
U.S. Corporate                  $26                  $80
------------------------------- -------------------- -------------
Broad Market                    $46                  $144
------------------------------- -------------------- -------------
International Corporate         $31                  $97
------------------------------- -------------------- -------------
Global High Yield               $72                  $224
------------------------------- -------------------- -------------
Inflation-Indexed               $56                  $176
------------------------------------------------------------------


                                 FUND MANAGEMENT

                               BOARD OF DIRECTORS

The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolios, each a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

                               INVESTMENT ADVISER


Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolios. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolios' assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, managed approximately $37.8 billion in assets, as of December 31, 2002, for numerous fixed-income portfolios. The Investment Adviser currently advises over 168 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $163 million. The Investment Adviser also serves as the sub-adviser to fifty-eight Portfolios of twenty-three other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation.

                             INVESTMENT SUB-ADVISER


Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as Sub-Adviser to the international Portfolios. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and manages approximately $14.3 billion in multi-currency fixed-income portfolios for institutional clients, as of December 31, 2002. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. The Sub-Adviser is directly and indirectly wholly-owned by Charter Atlantic Corporation, a New York corporation.



                               PORTFOLIO MANAGERS


FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team comprised of the sector specialist teams--for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange--meets once a week to determine the firm's overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for each Portfolio of the Fund in a manner that complies with each Portfolio's specific investment objectives and restrictions is the responsibility of a specific Portfolio Manager. The Portfolio Manager determines the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The Portfolio Manager relies on the sector specialist teams to select the specific securities for each Portfolio. The biographical information for each Portfolio Manager of the Fund is set forth below. 3


LIAQUAT AHAMED, MANAGING DIRECTOR. Mr. Ahamed is responsible for management of the Broad Market Portfolio. Mr. Ahamed joined FFTW in 1988 after nine years with the World Bank, where he was in charge of all investments in non-U.S. dollar government bond markets. Mr. Ahamed also served as an economist with senior government officials in the Philippines, Korea, and Bangladesh. He has a B.A. in economics from Trinity College, Cambridge University and an A.M. in economics from Harvard University.

ADAN AKANT, MANAGING DIRECTOR. Mr. Akant is responsible for management of the U.S. Treasury Portfolio. He joined FFTW in 1984 after six years with the World Bank, where he served initially as a project financial analyst in Europe and the Middle East area before joining the treasurer's staff as an investment officer. Mr. Akant holds a Ph.D. in systems science, an M.S. in finance and international management, an Engineer's degree, and M.S. and B.S degrees in electrical engineering, all from the Massachusetts Institute of Technology. Mr. Akant is a member of the New York Academy of Sciences, IEEE, and of the Sigma XI, Tau Beta Pi, and Eta Kappa Nu honor societies.

JOHN CAREY, CFA, PORTFOLIO MANAGER. Mr. Carey is responsible for management of the Mortgage LIBOR Portfolio. He joined FFTW in 1998 as a member of the Mortgage Desk. His market responsibilities are focused on fixed rate Collateralized Mortgage Obligations ("CMOs") and CMO derivatives. Mr. Carey was previously a Limited Partner at Atlantic Portfolio Analytics and Management (APAM) where he traded mortgage backed securities and agency CMOs. Prior to joining APAM in 1996, Mr. Carey was a Senior Vice President in charge of Secondary Marketing for the Chase Manhattan Mortgage Corporation. Mr. Carey holds an MBA in Finance from New York University and a BA in Mathematical Economics from Colgate University. He holds the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts.


DAVID J. MARMON, MANAGING DIRECTOR. Mr. Marmon is responsible for management of the Enhanced Equity Markets, High-Yield, Global High Yield, International Corporate, and U.S. Corporate Portfolios. He joined FFTW in 1990 from Yamaichi International (America) where he headed futures and options research. Mr. Marmon was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon has a B.A. SUMMA CUM LAUDE in economics from

Alma College and an M.A. in economics from Duke University.

SCOTT C. SHEELER, PORTFOLIO MANAGER. Mr. Sheeler is responsible for management of the Asset-Backed Portfolio. He joined FFTW in 1996. Currently, he manages domestic asset-backed securities and is also responsible for short duration portfolios. Mr. Sheeler holds a B.S. in finance from Rochester Institute of Technology.


                             SHAREHOLDER INFORMATION

                                    PURCHASES


Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in any Portfolio is $100,000; such minimum may be waived at the discretion of the Fund. Subsequent investments or redemptions may be of any amount. Initial investments obtained through a broker or agent may be for amounts higher or lower than $100,000. There are no loads or 12b-1 distribution fees imposed by the Portfolios. Shares purchased will begin accruing dividends in all Portfolios except the Mortgage LIBOR and Asset-Backed Portfolios on the day Federal funds are received.


Purchases of shares of all Portfolios may be made on any "Business Day," meaning Monday through Friday, with the exception of the holidays declared by the Federal Reserve Banks of New York or Boston. At the present time, these holidays are: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.

                               WIRING INSTRUCTIONS

To:                          Investors Bank & Trust Company
                             200 Clarendon Street
                             Boston,  Massachusetts 02117
ABA Number:                  011001438
Account Name:                Quasar Distributors, LLC - Fund Purchase Account
Account Number:              933333333
Reference:                   (Indicate Portfolio name)

                                                      TO PURCHASE SHARES



------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME          WHEN NET ASSET            WHEN & HOW SHARES           PROCEDURE FOR                RESULT OF LATE
                        VALUE (NAV)               MAY BE PURCHASED            SAME DAY PURCHASES           NOTIFICATION
                        IS DETERMINED                                                                      OR DELAY IN RECEIPT
                                                                                                           OF FUNDS
----------------------- ------------------------- --------------------------- --------------------------- --------------------------
o  MORTGAGE             o  Last Business Day of   o  Last Business Day of     o  Purchasers must call     o  The Portfolio must
   LIBOR                   each week or on any       each week or on any         Investors Bank at           receive notice
o  ASSET-                  other Business Days       other Business Days         (800) 247-0473 prior        before 4 p.m.
   BACKED                  approved by the           approved by the             to 12:00 p.m. ET to         (wire may be
o  HIGH YIELD              Investment Adviser.       Investment Adviser.         inform the Portfolio        received after 12:00
o  GLOBAL HIGH                                                                   of the incoming wire        p.m. ET) for shares
   YIELD                                          o  Submitted orders            transfer.                   to be bought at that
                                                     must include a                                          day's price.
                                                     completed account        o  Purchasers must
                                                     application.                indicate which           o  Shares will be
                                                                                 account is to be            bought at the next
                                                  o  Federal funds must          purchased.                  Business Day's price
                                                     be wired to Quasar's                                    if the wire is
                                                     "Fund Purchase           o  If Federal funds are        received after 12:00
                                                     Account" at                 received by the             p.m. ET and no
                                                     Investors Bank &            Portfolio that day,         notice is given.
                                                     Trust Company,              the order will be
                                                     ("Investors Bank;"          effective that day.
                                                     or the "Transfer            Price of shares is
                                                     Agent").                    based on the next
                                                                                 calculation of NAV
                                                                                 after the order is
                                                                                 placed.
----------------------- ------------------------- --------------------------- --------------------------- --------------------------
o  ENHANCED             o  All Business Days      o  Any Business Day         o  Purchasers must call     o  The Portfolio must
   EQUITY                                                                        Investors Bank at           receive notice
   MARKETS                                        o  Submitted orders            (800) 247-0473 prior        before 12:00 p.m.
o  U.S. TREASURY                                     must include a              to 12:00 p.m. ET to         (wire may be
o  U.S.                                              completed account           inform the Portfolio        received after 4:00
   CORPORATE                                         application.                of the incoming wire        p.m. ET) for shares
o  BROAD MARKET                                                                  transfer.                   to be bought at that
o  INTERNATIONAL                                  o  Federal funds must                                      day's price.
o  CORPORATE                                         be wired to Quasar's     o  Purchasers must
                                                     "Fund Purchase              indicate which           o  Shares will be bought
                                                     Account" at                 Portfolio is to be          at the next business
                                                     Investors Bank &            purchased.                  day's price if the wire
                                                     Trust Company                                           is received after 12:00
                                                     ("Investors Bank"        o  If Federal funds are        p.m. ET and no notice
                                                     or the "Transfer            received by the             is given.
                                                     Agent").                    Portfolio that day,
                                                                                 the order will be
                                                                                 effective that day.
                                                                                 Price of shares is
                                                                                 based on the next
                                                                                 calculation of NAV
                                                                                 after the order is
                                                                                 placed.
------------------------------------------------------------------------------------------------------------------------------------

                                   REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to, and including the day preceding the day of the redemption payment.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares, however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Fund may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.

A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, a Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed by a Portfolio should its account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. A Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

                                TO REDEEM SHARES


-------------------------------------------------------------------------------------------------------------------------------
1.  SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:
    a. The dollar or share amount to be redeemed;
    b. The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application Form);
    c. The name of the shareholder; and
    d. The shareholder's account number.
2.  SHAREHOLDERS SHOULD CALL THE TRANSFER AGENT AT (800) 247-0473 TO REQUEST A REDEMPTION.
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                     WHEN REDEMPTION EFFECTIVE                       RESULT OF LATE NOTIFICATION OF REDEMPTION

---------------------------------- ----------------------------------------------- --------------------------------------------
o  Mortgage LIBOR                  If notice is received by the Transfer Agent     If notice is received by the Transfer
o  Asset-Backed                    by 4:00 p.m. ET on any Business Day, the        Agent on a non-business day or after
o  High Yield                      redemption will be effective and payment will   4:00p.m. ET on a Business Day, the
o  Enhanced Equity Market          be made within seven calendar days, but         redemption notice will be deemed received
o  U.S Treasury                    generally two business days following receipt   as of the next Business Day.
o  U.S Corporate                   of such notice. Price of shares is based on
o  Broad Market                    the next calculation of the NAV after the
o  International Corporate         order is placed.
o  Global High Yield
o
-------------------------------------------------------------------------------------------------------------------------------



                           PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent.

1. For all Portfolios, other than Mortgage LIBOR, Asset-Backed, High Yield and Global High Yield, net asset value is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on each Business Day.

2. The Mortgage LIBOR Portfolio's net asset value is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on the last Business day of each week, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.

3. The Asset-Backed and High Yield Portfolios' net asset values are calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on the last Business Day of each week and each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.

3. The Global High Yield's net asset value is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. on the Last Business Day of each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.

All Portfolio investments are valued based on market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

To the extent that a Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when a Portfolio does not price its shares. As a result, the net asset value per share of a Portfolio may change at a time when shareholders are not able to purchase or redeem their shares.

                                    DIVIDENDS

If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. A shareholder may elect to change the dividend designation on the account application form at any time by writing the Transfer Agent. In the event that a Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium and accrued expenses) of each Portfolio, other than the Mortgage LIBOR, Asset-Backed, High Yield and Global High Yield Portfolios, will be declared as a dividend payable daily to the respective shareholders of record as of the close of each Business Day. The net investment income of the Mortgage LIBOR, Asset-Backed, High Yield and Global High Yield Portfolios will be declared as dividends payable to the respective shareholders of record as of the last Business Day of each month.

                                  VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting a particular Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio's shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or a Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of a Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

                               TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio. For additional information regarding tax issues pertaining to the Portfolios, see "Supplemental Tax Considerations" in the Statement of Additional Information.

FEDERAL INCOME TAXES
Each Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account

Application Form to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the account application form at any time by writing the Transfer Agent. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends a Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Fund shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Fund shares will generally realize a capital gain or loss, which will be long-term or short term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who:

1.  fail to provide the Fund with a correct taxpayer identification number, or
2.  fail to make required certifications, or
3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting a Portfolio and its shareholders. As noted above, tax deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES
A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by a Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                        DISTRIBUTION OF PORTFOLIO SHARES

Shares of each Portfolio are distributed by Quasar Distributors, LLC ("Quasar"), pursuant to a Distribution Agreement dated as of October 1, 2001 by and among the Fund, Investors Bank and Quasar. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank pays the distribution fees while the Investment Adviser pays all other fees and expenses related to distribution.

                             INVESTMENT INFORMATION

        PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS


------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Portfolio          Mortgage Asset-    High    Enhanced    U.S        U.S.      Broad    International  Global
Name:              LIBOR    Backed    Yield   Equity      Treasury   Corporate Markets  Corporate      High
                                              Markets                                                  Yield
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Asset-Backed           X        X        *        X           *         X         X          *             *
Securities
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Bank                   *        *        *        X           *         X         X          *             *
Obligations
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Brady Bonds                              X        *                     *       *            *             X

------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Convertibles                             X        *                     *        *           *             *
Securities
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Corporate Debt         *        *        X        X           *         X         X          X             X
Instruments
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Dollar Roll            *        *        *        *                     *         *          *             *
Transactions
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Duration               *        *        *        *           *         *        *           *             *
Management
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Foreign                                  X        *                     *        *           X             X
Instruments
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Hedging                *        *        *        *           *         *       *            *             *
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
High Yield                               X                                                   X
Bonds
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Illiquid               *        *        *        *                     *        *           *             *
Securities
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Indexed Notes,                  *        *        *                     *        *           *             X
Currency
Exchange-Related
Securities and
Similar
Securities
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Inflation-Indexed      *        *        *        *           *         *          *         *             *
Securities
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Investment             *        *        *        *           *         *          *         *             *
Companies
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Loan Participations    *        *        *        *           *         *         *          *             *
 and Assignments
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------

                                       24

--------------------------------------------------------------------------------------------------------------------------
Portfolio          Mortgage Asset-    High    Enhanced    U.S        U.S.      Broad    International  Global
Name:               LIBOR   Backed    Yield   Equity      Treasury   Corporate Markets  Corporate      High
                                              Markets                                                  Yield
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Mortgage-Backed        X        X        *        X           *         X         X          *             *
Securities
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Multi-National                           *        *                     *       *            *             *
Currency Unit
Securities or
More than one
Currency
Denomination
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Municipal                                *        *                     *        *           *             *
Instruments
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Repurchase and         *        X        *        *           *         *         *          *             *
Reverse Repurchase
Agreements
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Short Sales            *        *        *        *                     *          *         *             *
Transactions
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Stripped               X        X        X        *           *         *          *         *             *
Instruments
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
TBA Transactions       *        *        *        *                     *         *          *             *
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Total Return           *        X        *        *                     *         *          *             *
Swaps
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
U.S. Government        X        X        *        X           X         X         X          *             X
And Agency
Securities
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Warrants                                 *                              *         *          *             *
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
When Issued &          *        *        *        *           *         *         *          *             *
Forward
Commitment
Securities
------------------ -------- --------- ------- ----------- ---------- --------- -------- -------------- --------- ---------
Zero Coupon            *        *        X                    *         *        *
Securities
--------------------------------------------------------------------------------------------------------------------------

X Principal Investments
* Other Investments

ASSET-BACKED SECURITIES
Asset-backed securities are secured by or backed by assets such as automobile and credit card receivables. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:

a. motor vehicle installment sale contracts,
b. other installment sale contracts,
c. leases of various types of real and personal property, and
d. receivables from revolving credit (credit card) agreements.

         RISKS: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium or discount to par, a prepayment rate that is faster than expected will reduce or increase, respectively, the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. These securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK OBLIGATIONS
Bank obligations are bank issued securities. These instruments include, but are not limited to:

a)  Time Deposits,                 e)   Deposit Notes,                      h)   Variable Rate Notes
b)  Certificates of Deposit,       f)   Eurodollar Time deposits,           i)   Loan Participations,
c)  Bankers' Acceptances,          g)   Eurodollar Certificates of          j)   Variable Amount Master Demand
d)  Bank Notes,                         Deposit,                                 Notes,
                                                                            k)   Yankee CDs, and Custodial Receipts

         RISKS: Investing in bank obligations exposes a Portfolio to risks associated with the banking industry such as interest rate and credit risks.

BRADY BONDS
Brady Bonds are debt securities, issued or guaranteed by foreign governments in exchange for existing commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

A Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

         RISKS: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

CONVERTIBLE SECURITIES
Convertible bonds or shares of convertible preferred stock are securities that may be converted into, or exchanged for, underlying shares of common stock, either at a stated price or stated rate. Convertible securities have general characteristics similar to both fixed income and equity securities.

         RISKS: Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose. If the issuer chooses to convert the security, this action could have an adverse effect on a Portfolio's ability to achieve its objectives.

CORPORATE DEBT INSTRUMENTS
Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers must meet the Portfolio's credit quality standards (including medium-term and variable rate notes). A Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

          RISKS: Investing in corporate debt securities subjects a Portfolio to interest rate changes and credit risks.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar, but not identical securities at a future date, and at the same price. Portfolios will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

         RISKS: Should the broker-dealer to whom a Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT
Duration measures a bond's price volatility, incorporating the following factors:

a.  the bond's yield,
b.  coupon interest payments,
c.  final maturity,
d.  call features,
e.  prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would. The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.


For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. Real Duration is the primary measurement of risk, because these securities are subjected to real rate changes but are protected for Inflation-indexed securities, against fluctuations in inflation expectations.


         RISKS: Changes in weighted average duration of a Portfolio's holdings are not likely to be so large as to cause them to fall outside the ranges specified above. There is no assurance that deliberate changes in a

         Portfolio's weighted average duration will enhance its return relative to more static duration policies or Portfolio structures. In addition, it may detract from its relative return.

FOREIGN INSTRUMENTS
a. FOREIGN SECURITIES
Foreign securities are securities denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of a Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets for certain Portfolios, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources.

The global and international Portfolios will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the Euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. Portfolios will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

b. FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES. These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

         RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices are more volatile than securities of comparable domestic companies. Certain Portfolios may invest portions of their assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.


c. EMERGING MARKETS
Emerging markets securities are foreign securities issued from countries, which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities. The Portfolios may invest in several types, including the following:

         Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

         Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen.

         Brady bonds: As previously described in "Brady Bonds" herein, these are bonds issued by emerging market governments in exchange for defaulted loans that had been extended by non-local commercial banks or similar institutions.

         Loan Participations and Assignments: As described in "Loan Participations and Assignments" herein, there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.



         RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Emerging market countries may have:

a.  Relatively unstable governments                              d.  restrictions on foreign ownership
b.  present the risk of sudden adverse government action         e.  prohibitions of repatriation of assets
c.  nationalization of businesses                                f.  less protection of property rights than more developed countries


The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

HEDGING
Hedging techniques are used to offset certain investment risks. Such risks include: changes in interest rates, changes in foreign currency exchange rates and changes in securities and commodity prices. Hedging techniques are commonly used to minimize a given instrument's risks of future gain or loss. Hedging techniques include:

a.  engaging in swaps                                            d.  purchasing and selling futures contracts
b.  purchasing and selling caps, floors and collars              e.  purchasing and selling options
c.  purchasing or selling forward exchange contracts

All hedging instruments described below constitute commitments by a Portfolio and therefore require the Portfolio to segregate cash (in any applicable currency), U.S. Government securities or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations in a separate custody account.

When a Portfolio purchases a futures or forward currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the futures or forward currency contract.

When a Portfolio sells a futures or forward currency contract for non-hedging purposes, the Portfolio will have the contractual right to acquire:

         1.   the securities,
         2.   the foreign currency subject to the futures, or
         3.   the forward currency contract.

A Portfolio will segregate assets, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

A Portfolio will not enter into any swaps, caps or floors unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

a. SWAPS
Swaps are commonly used for hedging purposes. Hedging involving mortgage and interest rate swaps may enhance total return. Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps, both represent commitments to pay and receive funds. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

b. CAPS, FLOORS AND COLLARS
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. FORWARD FOREIGN EXCHANGE CONTRACTS
A forward foreign exchange contract is the purchase or sale of a foreign currency, on a specified date, at an exchange rate established before the currency's payment and delivery to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Portfolios. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. FUTURES CONTRACTS
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Investors should note that the Enhanced Equity Markets Portfolio may, unlike the other Portfolios, invest more than 5% of its total net assets in futures contracts and will utilize futures contracts for purposes other than bona fide hedging.

e. OPTIONS CONTRACTS
An option is a contractual right, but not an obligation, to buy (call) or sell
(put) property that is guaranteed in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period or time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

         RISKS: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, a Portfolio will be in a worse position than if hedging had not been employed. As a result, it will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on a U.S. or foreign exchange may subject a Portfolio to exposure to the credit risk of its counterparty. Futures and options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that a Portfolio could not close out a futures or options position when it would be most advantageous to do so.

HIGH YIELD SECURITIES
Debt securities that are rated below the four highest categories, those securities rated below BBB by S&P and below Baa by Moody's are known as "High Yield" bonds or "junk bonds". High Yield bonds are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

         RISKS: High Yield securities present considerable risk of issuer default particularly during periods of economic uncertainty or economic downturns. High Yield bonds may also be subject to substantial market fluctuations and may be less liquid, than securities in the higher rating categories. They are subject to greater risk of loss of income and principal than investment grade securities. Valuing less liquid securities involves greater exercise of judgment and may be more objective than valuing securities using market quotations.

ILLIQUID SECURITIES
Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which a Portfolio has valued the securities. These include:

1.  securities with legal or contractual restrictions on resale,
2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and
3.  securities not having readily available market quotations.

Although the Portfolios are allowed to invest up to 15% of the value of their net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

A Portfolio may purchase securities not registered under the Securities Act of 1933 as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. A Portfolio may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

         RISKS: Investing in illiquid securities presents the potential risks of tying up a Portfolio's assets at a time when liquidating assets may be necessary to meet debts and obligations.

INDEXED NOTES, CURRENCY EXCHANGE-RELATED SECURITIES AND SIMILAR SECURITIES These securities are notes, the principal amount of which and/or the rate of interest payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

         RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations. A high degree of leverage is typical for foreign currency instruments in which a Portfolio may invest.


INFLATION-INDEXED SECURITIES
Inflation-indexed securities are linked to the inflation rate from worldwide bond markets such as the U.S. Treasury Department's "inflation-protection" issues. Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of inflation-indexed securities in Canada, New Zealand, Sweden and the United Kingdom is similar but not identical to the process used in the United States. In addition, these countries may, or may not, provide a guarantee of principal value at maturity, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolios also may invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Portfolio at the time of such adjustment (that would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed, and will fluctuate.

         The U.S. Treasury only began issuing inflation-indexed bonds in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.




INVESTMENT COMPANIES
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. Two basic types of investment companies exist:

1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,
2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.

The Portfolios will not invest in any funds classified as "load funds."

The acquiring company may not purchase or otherwise acquire securities in the acquired company (if no-load) if, immediately after the acquisition, the acquiring company and any company controlled by it would own in the aggregate more than 3% of the total outstanding voting stock of the acquired company, or would not otherwise comply with any requirements under the Investment Company Act of 1940.

The Fund has applied to the Commission for an exemptive order which, if granted, would permit a Portfolio to invest in another Portfolio within the FFTW Funds, Inc., family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. The Portfolio in which it is directly invested will only charge investors an advisory fee. Shareholders of the Fund will be notified of any changes should the exemptive order permitting cross-portfolio trading be granted.

         RISKS: Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

LOAN PARTICIPATIONS AND ASSIGNMENTS
Fixed and floating rate loans ("Loans") are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.

         RISKS: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:


1.  Mortgage-pass through securities issued by
    a.   the Government National Mortgage Association (Ginnie Mae),

    b.   the Federal National Mortgage Association (Fannie Mae),

    c.   the Federal Home Loan Mortgage Corporation (Freddie Mac),

    d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,

2. Collateralized mortgage obligations (CMOs) which are debt obligations collateralized by such assets, and

3.  Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for a Portfolio to make investments in them.

CMOs are derivatives collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

         RISKS: A Portfolio may invest in mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Portfolio returns will be influenced by changes in interest rates. Changes in market yields affect a Portfolio's asset value since Portfolio debt will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Thus, interest rates have an inverse relationship with corresponding market values. Prices of shorter-term securities generally fluctuate less in response to interest rate changes than do longer-term securities.

MULTI-NATIONAL CURRENCY UNIT SECURITIES OR MORE THAN ONE CURRENCY DENOMINATION Multi-national currency unit securities are tied to currencies of more than one nation. This includes the Euro--a "basket" consisting of specified currencies of the member states of the European Community (a Western European economic cooperative organization). These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

         RISKS: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

MUNICIPAL INSTRUMENTS
Municipal instruments are debt obligations issued by a state or local government entity. The instruments may support general governmental needs or special governmental projects. It is not anticipated that such instruments will ever represent a significant portion of any Portfolio's assets.

         RISKS: Investments in municipal instruments are subject to the municipality's ability to make timely payment. Municipal instruments may also be subject to bankruptcy protection should the municipality file for such protection.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
Under a repurchase agreement, a bank or securities firm (a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) or the Fund's Custodian agrees to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio for an agreed price at a later date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date.

Each Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

         RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

SHORT SALES
Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will maintain a daily segregated account, containing cash, U.S. Government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

         RISKS: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. A Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which Portfolio replaces the borrowed money. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. Without the purchase of an option, the potential loss from a short sale is unlimited.

STRIPPED INSTRUMENTS
Stripped instruments are bonds, reduced to its two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.  Municipal Bond Strips
b.  Treasury Strips
c.  Stripped Mortgage-Backed Securities

         RISKS: POs do not pay interest; return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment which will decrease the instrument's overall return.

TBA (TO BE ANNOUNCED) TRANSACTIONS
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. Each Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's TBA transactions.

         RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

TOTAL RETURN SWAPS
A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

         RISKS: A total return swap may result in a Portfolio obtaining an instrument, which for some reason, does not perform as well as the original swap instrument. Additionally, potential risks of default also exist on the part of the counterparty.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED ENTERPRISES/FEDERAL AGENCIES U.S. Government and agency securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. A Portfolio may also invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories include those sponsored by:

a.  U.S. Treasury Department,
b.  Farmer's Home Administration,
c.  Federal Home Loan Mortgage Corporation,
d.  Federal National Mortgage Association,
e.  Student Loan Marketing Association,
f.  Government National Mortgage Association, and
g.  U.S. Department of Veterans' Affairs.

         RISKS: Investing in securities backed by the full faith and credit of the U.S. Government are guaranteed only as to interest rate and face value at maturity, not its current market price.

WARRANTS
A warrant is a corporate-issued option that entitles the holder to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and can be traded on the major exchanges.

         RISKS: Warrants retain their value only so long as the stock retains its value. Typically, when the value of the stock drops, the value of the warrant drops.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES
The purchase of a when issued or forward commitment security will be recorded on the date a Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to a Portfolio until settlement. Each Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's when issued and forward commitments transactions.

         RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

ZERO COUPON SECURITIES
Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments, however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

         RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes rather than interest paying securities of similar maturities. Credit risk is generally greater for these investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

                               PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. This could, in turn, lead to higher turnover costs. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by a Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

                             SUPPLEMENTAL INVESTMENT
POLICIES

ALL PORTFOLIOS
Each Portfolio may invest more than 5% of its net assets in futures margins and/or premiums on options only if it is being used for bona fide hedging purposes.

U.S. TREASURY PORTFOLIO
The Portfolio may invest up to 5% of its net assets in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) fixed income securities.

U.S. CORPORATE PORTFOLIO
The Portfolio may invest up to 20% of its net assets in non-dollar-denominated corporate debt obligations of foreign issuers, or other U.S. dollar-denominated non-corporate debt obligations.

BROAD MARKET PORTFOLIO
The Portfolio has limited exposure to non-U.S. dollar denominated securities.

                              SHAREHOLDER INQUIRIES


This Prospectus contains a concise statement of information investors should know before they invest in a Portfolio. Please retain this Prospectus for future reference. Additional information about a Portfolio's investments will be available in the Fund's Annual and Semi-Annual reports to shareholders, as well as the Statement of Additional Information (SAI) dated May 1, 2003 (as amended from time to time). The SAI provides more detailed information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus.


A Portfolio's SAI, Annual and Semi-Annual reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473.

Information about a Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolios are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.




DISTRIBUTED BY:
Quasar Distributors, LLC

Fund's Investment Company Act filing number: 811-5796

                                FFTW FUNDS, INC.
--------------------------------------------------------------------------------


        ================================================================
                                   PROSPECTUS
                             INTERNATIONAL PORTFOLIO
        ================================================================


--------------------------------------------------------------------------------



                                   MAY 1, 2003















THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") HAS NOT APPROVED THE PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                    CONTENTS


Risk/Return Summary                                                         3
Investment Objectives, Principal Investment Strategies and Investments      3
Principal Investment Risks                                                  4
Risk/Return Bar Chart and Table                                             6
Fee Table                                                                   7
Expense Table Example                                                       7
Fund Management                                                             8
Shareholder Information                                                     9
Investment Information                                                     15
Portfolio Turnover                                                         27
Supplemental Investment Policies                                           27
Financial Highlights Table                                                 27
Shareholder Inquiries                                                      29

                               RISK/RETURN SUMMARY

The following is a summary of certain key information about the International Portfolio (the "Portfolio"), including its investment objective, principal investment strategies and principal investment risks. A more detailed description of the Portfolio's investment strategies, investments and their associated risks follows.


---------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:              To attain a high level of total return as may be consistent with the preservation of capital.
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:   The Portfolio invests primarily in investment grade (minimum rating of BBB by
                                   S&P, Baa by Moody's or a comparable rating or higher from a nationally recognized statistical rating organization, or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/Sub-adviser) debt securities from foreign bond markets and denominated in foreign currencies. The performance objective of the Portfolio is to outperform an index which the
                                   Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman
                                   Brothers Global Aggregate Index (ex-USD). (The Lehman Brothers Global Aggregate
                                   Index (ex-USD) provides a broad-based measure of the international investment-grade bond market. The Lehman Brothers Global Aggregate Index
                                   (ex-USD) combines non-U.S. dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global
                                   Treasury Index. The Index is not available for investment and, unlike the
                                   Portfolio, does not incur expenses).
---------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:                                                                                     AVERAGE
                                                            S&P            Moody's         Fitch IBCA      PORTFOLIO
                                   S&P:    Moody's:    (Short Term):    (Short Term):    Duff & Phelps:     QUALITY:
                                   ----    --------    -------------    -------------    --------------    ---------
                                   BBB-      Baa3           A-2              P-2               BBB-            A
---------------------------------------------------------------------------------------------------------------------
DURATION:                          The Portfolio's weighted average duration generally will not differ from the weighted average duration of the Lehman Brothers Global Aggregate Index (ex-USD)
                                   by more than one year. As of December 31, 2002, the duration of the Lehman
                                   Brothers Global Aggregate Index (ex-USD) was 5.26 years. As of December 31,
                                   2002, the duration of the International Portfolio was 5.08 years.
---------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:               The Portfolio invests in investment grade debt securities from foreign bond markets, denominated in foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries. At least 65% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment.
                                   For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities.
                                   These defensive strategies may
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                   prevent the Portfolio from achieving its investment objective. The Portfolio is
                                   "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:             Foreign Instruments, including:
                                     o   Asset-Backed Securities
                                     o   Bank Obligations
                                     o   Corporate Debt Instruments
                                     o   Derivatives
                                     o   Government Debt Instruments
                                     o   Interest Rate Futures
                                     o   Mortgage-Backed Securities
---------------------------------------------------------------------------------------------------------------------


                           PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.


The Portfolio is affected by changes in the U.S. or foreign economies, or in individual securities.


The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.


The Adviser may change the index against which a Portfolio's performance is measured at any time, subject to review by the Fund's Board of Directors.


The high portfolio turnover of the Portfolio may result in greater brokerage commissions and transaction costs, and may increase the amount of taxes payable by a shareholder.

The Portfolio may invest in securities issued by the U.S. Government, its agencies or sponsored enterprises. Some of these securities are backed by the full faith and credit of the United States, while others are subject to varying degrees of risk.

Investments in the Portfolio are subject to certain of the following risks:

BANKING INDUSTRY RISK:       Investing in bank obligations will expose a
                             Portfolio to risks associated with the banking industry such as interest rate and credit risks.


CONCENTRATION RISK:          A Portfolio that invests more than 25% of its
                             total assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Portfolio than they would if the Portfolio invested in a diversified number of unrelated industries.

CREDIT RISK:                 Debt securities are subject to credit risk. Credit
                             risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.


CURRENCY RISK:               Fluctuations in exchange rates between the U.S.
                             dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Portfolio to any one currency may be different from that of its total assets denominated in such currency.

DERIVATIVE RISK:             Derivatives are subject to the risk of changes in
                             the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.


FOREIGN RISK:                Investing in foreign securities exposes a Portfolio
                             to risks such as, political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility.

INTEREST RATE RISK:          Debt securities are subject to the risk that the
                             market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations.


LIQUIDITY RISK:              Certain securities may be difficult or impossible
                             to sell at favorable prices within the desired time frame.


NON DIVERSIFICATION RISK:    A non-diversified Portfolio may invest a large
                             percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.


PREPAYMENT                   A Portfolio that invests in mortgage-backed and
                             other asset-

RISK: backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

                         RISK/RETURN BAR CHART AND TABLE

The following chart and table give some indication of the risks of investing in the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance and show how the Portfolio's average annual total returns for 1 year, 5 years and since inception compare with a selected index. Past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

FOR THE CALENDAR YEARS ENDED DECEMBER 31

                             INTERNATIONAL PORTFOLIO
                               ANNUAL TOTAL RETURN


                                [GRAPHIC OMITTED]

                1997     1998     1999     2000     2001     2002
                ----     ----     ----     ----     ----     ----
               -0.43%   18.35%   -6.34%   -0.98%   -4.22%   21.81%



During the six-year period shown in the International Portfolio's bar chart, the highest quarterly return was 13.95% (quarter ending June 30, 2002) and the lowest quarterly return was -5.28% (quarter ending March 31, 1999).

PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT INDICATIVE OF FUTURE
PERFORMANCE.

---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                       SINCE INCEPTION
(FOR THE PERIODS ENDING DECEMBER 31, 2002)*                           PAST 1 YEAR   PAST 5 YEARS      (5/9/96)
---------------------------------------------------------------------------------------------------------------------
International Portfolio
---------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                    21.81%        5.07%           4.73%
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                    19.21%        3.18%           2.73%
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares            13.31%        3.12%           2.79%
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Global Aggregate Index (ex-USD)**                      22.37%        4.09%           3.70%
---------------------------------------------------------------------------------------------------------------------


*After tax returns shown in the table above are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.


**This index does not reflect deductions for fees, expenses or taxes.


                                    FEE TABLE


This Table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



---------------------------------------------------------------
Portfolio Name                              International
---------------------------------------------------------------
Shareholder Fees (Fees Paid Directly        None
from Your Investment)
---------------------------------------------------------------
Annual Fund Operating Expenses
(Expenses that are Deducted
From Fund Assets)
---------------------------------------------------------------
Management Fees                             0.40%
---------------------------------------------------------------
Distribution Fees (12b-1)                   None
---------------------------------------------------------------
Other Expenses*                             0.27%
---------------------------------------------------------------
Total Annual Fund Operating Expenses        0.67%
---------------------------------------------------------------



*Under an Administration Agreement dated February 1, 1995, as amended, between the Fund and Investors Capital Services, Inc. ("Investors Capital" or "the Administrator"), the Administrator provides administrative services to the Portfolio for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event the Portfolio operates below a certain expense ratio. This incentive fee is capped at 0.02% of the Portfolio's average daily net assets.

                              EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
Portfolio Name       1 Year         3 Years           5 Years       10 Years
--------------------------------------------------------------------------------
International        $68            $214              $373          $835
--------------------------------------------------------------------------------

                                 FUND MANAGEMENT

                               BOARD OF DIRECTORS

The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolio, which is a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

                               INVESTMENT ADVISER


Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolio. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, manages approximately $37.8 billion in assets, as of December 31, 2002, for numerous fixed-income portfolios. The Investment Adviser currently advises over 168 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $163 million. The Investment Adviser also serves as the sub-adviser to fifty-eight Portfolios of twenty-three other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. The Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2002, at a rate of 0.40% of the Portfolio's average daily net assets.


                             INVESTMENT SUB-ADVISER


Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as Sub-Adviser to the Portfolio. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and manages approximately $14.3 billion in multi-currency fixed-income portfolios for institutional clients, as of December 31, 2002. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for the Portfolio. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. The Sub-

Adviser is directly and indirectly wholly-owned by Charter Atlantic Corporation, a New York corporation.

                               PORTFOLIO MANAGERS


FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team comprised of the sector specialist teams--for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange--meets once a week to determine the firm's overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for each Portfolio of the Fund in a manner that complies with each Portfolio's specific investment objectives and restrictions is the responsibility of a specific Portfolio Manager. The Portfolio Manager determines the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The Portfolio Manager relies on the sector specialist teams to select the specific securities for each Portfolio. The biographical information for the Portfolio Manager of the International Portfolio is set forth below.

STEPHANE FERTAT, CFA, PORTFOLIO MANAGER. Mr. Fertat has primary responsibility for management of the International Portfolio. He joined FFTW in 1997 as a member of the European investment team. He is responsible for pan-European government security selection and specializes in the management of portfolios regulated under the European Union's Undertakings for the Collective Investment in Transferable Securities (UCITS). Mr. Fertat's initial role was improving our risk control systems as well as optimizing our guidelines checking programs. He then focused on managing bonds from Scandinavian countries before becoming a full-time Market Specialist in Europe. Mr. Fertat has an MBA in finance from the Ecole Superieure de Commerce de Paris (ESCP).


                             SHAREHOLDER INFORMATION

                                    PURCHASES


Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in the Portfoliois $100,000; such minimum may be waived at the discretion of the Fund. Subsequent investments or redemptions may be of any amount. Initial investments obtained through a broker or agent may be for amounts higher or lower than $100,000. There are no loads or 12b-1 distribution fees imposed by the Portfolio. Shares purchased will begin accruing dividends on the day Federal funds are received.


Purchases of shares may be made on any "Business Day," meaning any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year's Day, Dr. Martin Luther King's Birthday,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                               WIRING INSTRUCTIONS

To:                Investors Bank & Trust Company
                   200 Clarendon Street
                   Boston, Massachusetts 02117
ABA Number:        011001438
Account Name:      Quasar Distributors, LLC - Fund Purchase Account
Account Number:    933333333
Reference:         International Portfolio

                               TO PURCHASE SHARES

--------------------------------------------------------------------------------------------------------------------------------
WHEN NET ASSET VALUE    WHEN & HOW SHARES                                                    RESULT OF LATE NOTIFICATION
(NAV) IS DETERMINED     MAY BE PURCHASED         PROCEDURE FOR SAME DAY PURCHASES            OR DELAY IN RECEIPT OF FUNDS
--------------------------------------------------------------------------------------------------------------------------------
All Business Days       o  Any Business Day      o  Purchasers must call Investors Bank      o  The Portfolio must receive
                                                    at(800) 247-0473 prior to 4:00 p.m.         notice before  4:00 p.m. (wire
                        o  Submitted orders         ET to inform the Portfolio of the           may be received after 4:00 p.m.
                           must include a           incoming wire transfer.                     ET) for shares to be bought at
                           completed account                                                    that day's price.
                           application.          o  Purchasers must indicate which
                                                    Portfolio is to be purchased.            o  Shares will be bought at the
                        o  Federal funds                                                        next Business Day's price if
                           must be wired to      o  If Federal funds are received by the        wire is received after 4:00 p.m
                           Quasar's "Fund           Portfolio that day, the order will be      ET and no notice is given.
                           Purchase Account"        effective that day. Price of shares
                           at Investors Bank        is based on the next calculation of
                           & Trust Company          NAV after the order is placed.
                           ("Investors Bank"
                           or the "Transfer
                           Agent").
--------------------------------------------------------------------------------------------------------------------------------

                                   REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to, and including the day preceding the day of the redemption payment.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Portfolio may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.

A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, the Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed should the account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

                                            TO REDEEM SHARES


-----------------------------------------------------------------------------------
1.   SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:

     a.   The dollar or share amount to be redeemed;

     b. The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application Form);

     c.   The name of the shareholder; and

     d.   The shareholder's account number.

2.   SHAREHOLDERS SHOULD CALL THE TRANSFER AGENT AT (800) 247-0473 TO REQUEST A
     REDEMPTION.

-----------------------------------------------------------------------------------
WHEN REDEMPTION EFFECTIVE                 RESULT OF LATE NOTIFICATION OF REDEMPTION
-----------------------------------------------------------------------------------

If notice is received by the Transfer     If notice is received by the Transfer
Agent by 4:00 p.m. ET on any Business     Agent on a non-business day or after
Day, the redemption will be effective     4:00 p.m. ET time on a Business Day, the
and payment will be made within seven     redemption notice will be deemed
calendar days, but generally the next     received as of the next Business Day.
business day following receipt of such
notice. Price of shares is based on the
next calculation of the NAV after the
order is placed.
-----------------------------------------------------------------------------------


                           PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value of the Portfolio is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on each Business Day.

All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. All foreign holdings, receivables and payables, are valued daily at the mean foreign exchange rate. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors.


To the extent that the Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolio does not price its shares. As a result, the net asset value per share of the Portfolio may change at a time when shareholders are not able to purchase or redeem their shares.

                                    DIVIDENDS


Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of the Portfolio will be declared as a dividend payable to the shareholders of record as of the second to last Business Day of each month. Additionally, the Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations. Dividends may be suspended in November and/or December of each year if a Portfolio has already met its distribution requirements for that year.


If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last business day of each month at the share's net asset value. A shareholder may elect to change the dividend designation on the account application form at any time by writing to the Transfer Agent. If the Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.

                                  VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of the Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

                               TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in the Portfolio. For additional information regarding tax issues pertaining to the Portfolio, see "Supplemental Tax Considerations" in the Statement of Additional Information.

FEDERAL INCOME TAXES

The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the account application form at any time by writing to the Transfer Agent. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends the Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of the Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who:

1. fail to provide the Portfolio with a correct taxpayer identification number, or

2.   fail to make required certifications, or

3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, tax-deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES

The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                        DISTRIBUTION OF PORTFOLIO SHARES

Shares of the Portfolio are distributed by Quasar Distributors, LLC ("Quasar"), pursuant to a Distribution Agreement dated as of October 1, 2001 by and among the Fund, Investors Bank & Trust Company and Quasar. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank & Trust Company pays the distribution fee and FFTW pays all other fees and expenses related to its distribution.

                             INVESTMENT INFORMATION

                  PERMITTED INVESTMENT STRATEGIES, INVESTMENTS
                              AND ASSOCIATED RISKS

Primary Investments

-    Asset-Backed Securities

-    Bank Obligations

-    Corporate Debt Instruments


-    Derivative Securities


-    Duration Management

-    Foreign Instruments


-    Mortgage-Backed Securities


Other Investments

-    Brady Bonds

-    Dollar Roll Transactions


     Emerging Market Securities

     Illiquid Securities

     Indexed Notes, Currency Exchange-Related Securities and Similar Securities

     Inflation-Indexed Securities

     Investment Companies

     Loan Participations and Assignments

     Multi-National Currency Unit Securities or More Than One Currency

     Denomination

     Repurchase and Reverse Repurchase Securities

     Stripped Instruments

     Total Return Swaps

     U.S. Government and Agency Securities

     When Issued and Forward Commitment Securities

     Zero Coupon Securities


ASSET-BACKED SECURITIES


Asset-backed securities are secured by or backed by a pool of financial assets. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities and include assets such as:


a.   motor vehicle installment sale contracts,


b.   other installment sale contracts,

c.   home equity loans,

d.   leases of various types of real and personal property, and

e.   receivables from revolving credit (credit card) agreements.

                  RISKS:The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, hese securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.


BANK OBLIGATIONS

Bank obligations are bank-issued securities. These instruments include, but are not limited to:


a. Time Deposits,              e. Deposit Notes,                          h. Variable Rate Notes,
b. Certificates of Deposit,    f. Eurodollar Time Deposits,               i. Loan Participations,
c. Bankers' Acceptances,       g. Eurodollar Certificates of Deposit,     j. Variable Amount Master Demand Notes,
d. Bank Notes,                                                            k. Yankee CDs, and
                                                                          l. Custodial Receipts


                  RISKS: Investing in bank obligations exposes the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

BRADY BONDS


Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.


                  RISKS: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

CORPORATE DEBT INSTRUMENTS

Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet the Portfolio's credit quality standards. The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.


               RISKS: Investing in corporate debt securities subjects the Portfolio to interest rate risk and credit risk.

DERIVATIVE SECURITIES

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

     a.   swaps;

     b.   caps, floors and collars;

     c.   forward foreign currency contracts;

     d.   futures contracts; and

     e.   options.

a. SWAPS

Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies.

b. CAPS, FLOORS AND COLLARS

An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. FORWARD FOREIGN CURRENCY CONTRACTS


A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate, in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.


d. FUTURES CONTRACTS

A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. OPTIONS CONTRACTS

An option is a contractual right, but not an obligation, to buy (call) or sell
(put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When a Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

         HEDGING

         Derivatives are often used to hedge against a given investment's risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

                  RISKS: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio's volatility of returns. A Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

                  Hedging involves risks of imperfect correlation in price movements of the hedge and the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, a Portfolio will be in a worse position than if hedging had not been employed, and will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Futures and options transactions entail the particular risk that the imperfect correlation between price movements of futures contracts and price movements in the related Portfolio position create the possibility that losses will be greater than gains in the value of the Portfolio's position.


DOLLAR ROLL TRANSACTIONS


Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date, and at the same price. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).


                  RISKS: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT

Duration measures a bond's price volatility, incorporating the following factors:

a.   the bond's yield,

b.   coupon interest payments,

c.   final maturity,

d.   call features, and

e.   prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would.


For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. It is the primary measurement of risk, since these securities are subjected to real rate changes but are protected against fluctuations in inflation expectations.

                  RISKS: There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from relative returns.


FOREIGN INSTRUMENTS

A.  FOREIGN SECURITIES


Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of the Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources.


The Portfolio will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the Euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The

Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

B. FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES


These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

                  RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.


C.  EMERGING MARKETS SECURITIES


Emerging markets securities are foreign securities issued from countries, which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities. The Portfolio may invest in several types, including the following:

         Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

         Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in US dollars, but are increasingly issued in euros and occasionally in yen.

         Brady bonds: As previously described in "Brady Bonds" herein, these are bonds issued by emerging market governments in exchange for defaulted loans that had been extended by non-local commercial banks or similar institutions.

         Loan Participations and Assignments: As described in "Loan Participations and Assignments" herein, there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.

                  RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Compared to more developed countries, emerging market countries may have:



        a.  relatively unstable governments;       d.  restrictions on foreign ownership;
        b.  Sudden adverse government action;      e.  prohibitions of repatriation of assets; or
        c.  nationalization of businesses;         f.  less protection of property rights


                  The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.



ILLIQUID SECURITIES

Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:

1.   securities with legal or contractual restrictions on resale,

2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and

3.   securities not having readily available market quotations.


Although the Portfolio is allowed to invest up to 15% of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

The Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A Securities"). The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) Paper). Section 4(2) Paper and 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.


                  RISKS: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.


INDEXED NOTES, CURRENCY EXCHANGE-RELATED SECURITIES AND SIMILAR SECURITIES

These securities are notes, the principal amount of which and/or the rate of interest payable are determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

                  RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations. A high degree of leverage is typical for foreign currency instruments in which the Portfolio may invest.

INFLATION-INDEXED SECURITIES


Inflation-indexed securities are linked to the inflation rate from worldwide bond markets, such as the U.S. Treasury's "inflation-protection" issues. Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

                 RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolios also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Portfolio at the time of such adjustment (which would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

                           The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.


INVESTMENT COMPANIES


An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. A Portfolio may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:

1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,


2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.


The Portfolio will not invest in any fund that charges a "load."

                  RISKS: As a shareholder in a registered investment company, a Portfolio will bear its ratable share of that investment company's expenses including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

The Fund has applied to the Commission for an exemptive order which, if granted, would permit the Portfolio to invest in another Portfolio within the FFTW Funds, Inc., family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. Investors will pay advisory fees only on the Portfolio(s) in which they are directly invested. Shareholders of the Fund will be notified of any changes should the exemptive order permitting cross-portfolio trading be granted.


LOAN PARTICIPATIONS AND ASSIGNMENTS

Fixed and floating rate loans ("Loans")are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Investment Adviser to be creditworthy.


                  RISKS: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.   Mortgage-pass through securities issued by

     a.   the Government National Mortgage Association (Ginnie Mae),

     b.   the Federal National Mortgage Association (Fannie Mae),

     c.   the Federal Home Loan Mortgage Corporation (Freddie Mac),


     d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,

2. Collateralized Mortgage Obligations ("CMOs") which are debt obligations collateralized by such assets, and


3.   Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.


CMOs are structured bonds collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity -(the latest date by which the tranche can be completely repaid, assuming no prepayments) and an average life -(the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

                  RISKS: Mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Changes in interest rates affect the Portfolio's asset value since its holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.


MULTI-NATIONAL CURRENCY UNIT SECURITIES OR MORE THAN ONE CURRENCY DENOMINATION


Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.


                  RISKS: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organisation for Economic Cooperation and Development ("OECD"). The member countries of the OECD are: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

The Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

                  RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

STRIPPED INSTRUMENTS

Stripped instruments are bonds, reduced to two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments
(POs). Each component is then sold separately. Such instruments include:

a.   Municipal Bond Strips

b.   Treasury Strips

c.   Stripped Mortgage-Backed Securities

                  RISKS: POs do not pay interest; return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment, which will decrease the instrument's overall return.

TBA (TO BE ANNOUNCED) TRANSACTIONS

In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.

                  RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

TOTAL RETURN SWAPS

A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

                  RISKS: A total return swap may result in the Portfolio obtaining an instrument, which for some reason, does not perform as well as the original swap instrument. Additionally, potential risks of default also exist on the part of the counterparty.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED
ENTERPRISES/FEDERAL AGENCIES


U.S. Government and agency securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio also may invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories include (but is not limited to) those sponsored by:


a.   U.S. Treasury Department;


b.   Federal Housing Administration;


c.   Federal Home Loan Mortgage Corporation;

d.   Federal National Mortgage Association;


e.   Student Loan Marketing Association;

f.   Federal Home Loan Bank;

g.   Government National Mortgage Association; and

h.   U.S. Department of Veterans' Affairs.

                  RISKS: Securities backed by the full faith and credit of the U.S. Government are guaranteed only as to interest rate and face value at maturity, not current market price.

WHEN ISSUED AND FORWARD COMMITMENTS


The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitments transactions.


                  RISKS: The value of the security on the date of delivery may be less than its purchase price.


ZERO COUPON SECURITIES

Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.


                  RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.


                               PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.


                        SUPPLEMENTAL INVESTMENT POLICIES


Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).


                           FINANCIAL HIGHLIGHTS TABLE

The Financial Highlights Table is intended to help you understand the Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The "Total Return" indicates how much an investment in the Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested.


The information for the years ended December 31, 2002, 2001, 2000, and 1999 has been audited by KPMG LLP. You will find the auditor's report and the FFTW Funds, Inc., financial statements in the Annual Report, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other audit firms.



----------------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL PORTFOLIO FINANCIAL HIGHLIGHTS
                                           (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
----------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the period       YEAR         YEAR         YEAR          YEAR         YEAR
                                                    ENDED        ENDED        ENDED         ENDED        ENDED
                                                    12/31/02     12/31/01     12/31/00      12/31/99     12/31/98**
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $7.53        $8.18        $8.70         $9.68         $9.50
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

 Investment income, net
                                                    0.16         0.29         0.44          0.37*         0.48
Net realized and unrealized gain (loss) on
  investments, and financial futures
  contracts and foreign currency related
  transactions                                      1.45         (0.63)       (0.54)        (0.98)        1.21
----------------------------------------------------------------------------------------------------------------------


                                  31

----------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.61         (0.34)       (0.10)        (0.61)        1.69
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net (c)                     0.42         0.31         0.04          0.37          0.85

In excess of investment income, net                 --           --           --            --            --

From net realized gain on
  investments, and  financial futures
  contracts and foreign
  currency related transactions                     0.05         --           --            --            0.66

From capital stock in excess of par
  value                                             --           --           0.38          --            --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.47         0.31         0.42          0.37          1.51
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.67        $7.53        $8.18         $8.70         $9.68
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        21.81%       (4.22%)      (0.98%)       (6.34%)       18.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                   $88,120      $107,848     $121,377      $103,564      $81,705

Ratio of operating expenses to average
  net assets, exclusive of interest expense (a)     0.60%        0.60%        0.60%         0.60%         0.60%

Ratio of operating expenses to average
  net assets, inclusive of interest expense (a)     0.61%        0.60%        0.60%         0.60%         0.60%

Ratio of investment income, net to
  average net assets (a)                             2.50%        3.70%        5.18%         4.13%         4.56%

Decrease in above expense ratios due to
  waiver of investment advisory fees                 0.07%        0.06%        0.04%         0.00%(b)      0.03%

Portfolio Turnover                                   334%         659%         508%          569%          1,049%

----------------------------------------------------------------------------------------------------------------------


(a)  Net of waivers and reimbursements.


(b)  Rounds to less than 0.01%.

(c) Certain prior year amounts have been reclassified to conform to current year presentations.


*    Calculation done based on average shares outstanding.


** The financial highlights for the year ended December 31, 1998 were audited by another auditor.


                              SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolio. Please retain this Prospectus for future reference. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the Statement of Additional Information (SAI) dated May 1, 2003 (as amended from time to time). The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


The Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1012 or by electronic request at the following e-mail address: publicinfo@sec.gov.










DISTRIBUTED BY:
QUASAR DISTRIBUTORS, LLC

Fund's Investment Company Act filing number: 811-5796

                                FFTW FUNDS, INC.

================================================================================
                                   PROSPECTUS
                           LIMITED DURATION PORTFOLIO
================================================================================






                                   MAY 1, 2003







THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") HAS NOT APPROVED THE PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                    CONTENTS

Risk/Return Summary                                                           3
Investment Objectives, Principal Investment Strategies
  and Investments                                                             3
Principal Investment Risks                                                    4
Risk/Return Bar Chart and Table                                               6
Fee Table                                                                     7
Expense Table Example                                                         7
Fund Management                                                               8
Shareholder Information                                                       9
Investment Information                                                       14
Portfolio Turnover                                                           25
Supplemental Investment Policies                                             26
Financial Highlights Table                                                   26
Shareholder Inquiries                                                        28

                               RISK/RETURN SUMMARY

The following is a summary of certain key information about the Limited Duration Portfolio (the "Portfolio"), including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the Portfolio's investment strategies, investments and their associated risks follows.


------------------------------------------------------------------------------------------------------
     INVESTMENT OBJECTIVE:         To maintain a level of total return as may be consistent with the preservation of capital.

------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT          The Portfolio invests primarily in high quality (minimum rating of
     STRATEGIES:                   AA by S&P, Aa by Moody's or a comparable rating or higher from a nationally recognized statistical rating organization, or if the security is unrated, of comparable credit quality in the judgement of the Investment Adviser) debt securities, using interest rate hedging as a stabilizing technique. The performance objective of the
                                   Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Merrill
                                   Lynch 1-3 Year Treasury Index. (The Merrill Lynch 1-3 Year Treasury
                                   Index is an unmanaged index that tracks short-term U.S. Government securities with maturities between 1 and 3 years and represents the total rate of return of Treasury Notes based on daily closing prices. The Index is not available for investment and, unlike the
                                   Portfolio, does not incur expenses.)

------------------------------------------------------------------------------------------------------
    MINIMUM QUALITY RATING:
                                                                                 Fitch
                                                                                  IBCA    AVERAGE
                                                        S&P         Moody's      Duff &   PORTFOLIO
                                    S&P:  Moody's:  (Short Term): (Short Term):  Phelps:   QUALITY:
                                    ----  --------  ------------- -------------  -------  --------
                                    BBB-    Baa3         A-2          P-2         BBB-     AA (AA)

------------------------------------------------------------------------------------------------------
    DURATION:                      The U.S. dollar-weighted average duration of the Portfolio generally is shorter than three years. The U.S. dollar-weighted average duration of the Portfolio will not differ from the weighted average duration of the Merrill Lynch 1-3 Treasury Index by more than one year. As of December 31, 2002, the duration of the Merrill Lynch 1-3
                                   Treasury Index was 1.58 years. As of December 31, 2002, the duration of the Limited Duration Portfolio was 1.55 years.

------------------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:           At least 65% of the Portfolio's total assets must be invested in
                                   U.S. dollar-denominated securities. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, 100% of the
                                   Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under

------------------------------------------------------------------------------------------------------


                                       3

------------------------------------------------------------------------------------------------------
                                   normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.

------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:         o        Asset-Backed Securities
                                   o        Bank Obligations
                                   o        Corporate Debt Instruments
                                   o        Derivatives
                                   o        Mortgage-Backed Securities
                                   o        U.S. Government and Agency Securities

------------------------------------------------------------------------------------------------------


                           PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.


The Portfolio is affected by changes in the U.S. or foreign economies, or in individual securities.


The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.


The Adviser may change the index against which a Portfolio's performance is measured at any time, subject to review by the Fund's Board of Directors.


The high portfolio turnover of the Portfolio may result in greater brokerage commissions and transaction costs, and may increase the amount of taxes payable by a shareholder.

The Portfolio may invest in securities issued by the U.S. Government, its agencies or sponsored enterprises. Some of these securities are backed by the full faith and credit of the United States, while others are subject to varying degrees of risk.

Investments in the Portfolio are subject to certain of the following risks.

  BANKING                    Investing in bank obligations will expose the
  INDUSTRY RISK:             Portfolio to risks associated with the banking
                             industry such as interest rate and credit risks.


  CONCENTRATION RISK:        A Portfolio that invests more than 25% of its total
                             assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Portfolio than they would if the Portfolio invested in a diversified number of unrelated industries.


  CREDIT RISK:               Debt securities are subject to credit risk. Credit
                             risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt.
                             The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their risks.


  DERIVATIVE RISK:           Derivatives are subject to the risk of changes in
                             the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.


  INTEREST RATE RISK:        Debt securities are subject to the risk that the
                             market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations.


  LIQUIDITY RISK:            Certain securities may be difficult or impossible
                             to sell at favorable prices within the desired time frame.


  NON-DIVERSIFICATION RISK:  A non-diversified Portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

  PREPAYMENT RISK:           A Portfolio that invests in mortgage-backed and
                             other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

                         RISK/RETURN BAR CHART AND TABLE

The chart and table provided below give some indication of the risks of investing in the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance and show how the Portfolio's average returns for 1 year, 5 years and since inception compare with a selected index. Past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future.

FOR THE CALENDAR YEARS ENDED DECEMBER 31

                           LIMITED DURATION PORTFOLIO
                               ANNUAL TOTAL RETURN


                              [BAR CHART OMITTED]

  1994     1995    1996    1997    1998    1999    2000    2001    2002
  ----     ----    ----    ----    ----    ----    ----    ----    ----
  0.29%   11.26%   5.29%   7.21%   6.79%   2.88%   8.52%   7.46%   5.81%



During the nine-year period shown in the Limited Duration Portfolio's bar chart, the highest quarterly return was 3.53% (quarter ending March 31, 1995) and the lowest quarterly return was -0.47%(quarter ending March 31, 1994).

PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT INDICATIVE OF FUTURE
PERFORMANCE.



---------------------------------------------------------------------------------------------------------
                                                                                               SINCE
AVERAGE ANNUAL TOTAL RETURNS                                                 PAST 1   PAST 5   INCEPTION
(FOR THE PERIODS ENDING DECEMBER 31, 2002)*                                   YEAR    YEARS    (7/26/93)
---------------------------------------------------------------------------------------------------------
Limited Duration Portfolio
---------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                      5.81%    6.27     6.03%
---------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions                                      3.93%    4.11%    3.77%
---------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale of Fund Shares              3.54%    3.94%    3.69%
---------------------------------------------------------------------------------------------------------
    Merrill Lynch 1-3 Year Treasury Index**                                  5.76%    6.40%    6.02%
---------------------------------------------------------------------------------------------------------


*After tax returns shown in the table above are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.


**This index does not reflect deductions for fees, expenses or taxes.

                                    FEE TABLE


This Table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



--------------------------------------------------------------------
Portfolio                                  Limited Duration
Name:
--------------------------------------------------------------------
Shareholder Fees (Fees                     None
Paid Directly from
Your Investment)
--------------------------------------------------------------------
Annual Fund Operating
 Expenses (Expenses that
 are Deducted From Fund
Assets)
--------------------------------------------------------------------
Management Fees                            0.35%
--------------------------------------------------------------------
Distribution Fees                          None
(12b-1)
--------------------------------------------------------------------

Other Expenses*                            0.19%
--------------------------------------------------------------------
Total Annual Fund
Operating Expenses**                       0.54%
--------------------------------------------------------------------



*Under an Administration Agreement dated February 1, 1995, As Amended, between the Fund and Investors Capital Services, Inc. ("Investors Capital" or "the Administrator"), the Administrator provides administrative services to the Portfolio for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event the Portfolio operates below a certain expense ratio. This incentive fee is capped at 0.02% of the Portfolio's average daily net assets.

**Fischer Francis Trees & Watts,  Inc. also has voluntarily  agreed to
waive  0.20%  of  its  management   fees  for  the   Portfolio.   Such
voluntary fee waivers can be terminated at any time.



------------------------------------------------------------
Portfolio                           Limited Duration
Name
------------------------------------------------------------
Total Waived Fees
                                    0.20%
------------------------------------------------------------
Net Annual Fund Operating
Expenses                            0.34%
------------------------------------------------------------



                              EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



--------------------------------------------------------------------------
Portfolio Name              1 Year      3 Years       5 Years    10 Years
--------------------------------------------------------------------------
Limited Duration            $55         $173          $302       $677
--------------------------------------------------------------------------

                                 FUND MANAGEMENT

                               BOARD OF DIRECTORS

The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolio, which is a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

                               INVESTMENT ADVISER


Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolio. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, manages approximately $37.8 billion in assets, as of December 31, 2002, for numerous fixed-income portfolios. The Investment Adviser currently advises over 168 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $163 million. The Investment Adviser also serves as the sub-adviser to fifty-eight Portfolios of twenty-three other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. The Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2002, at a rate of 0.15% of the Portfolio's average daily net assets after the voluntary fee waiver.


                               PORTFOLIO MANAGERS


FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team comprised of the sector specialist teams--for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange--meets once a week to determine the firm's overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for each Portfolio of the Fund in a manner that complies with each Portfolio's specific investment objectives and restrictions is the responsibility of a specific Portfolio Manager. The Portfolio Manager determines the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The Portfolio Manager relies on the sector specialist teams to select the specific securities for each Portfolio. The biographical information for the Portfolio Manager of the Limited Duration Portfolio is set forth below.

KENNETH O'DONNELL, CFA, Portfolio Manager. Mr. O'Donnell has primary responsibility for management of the Limited Duration Portfolio. Mr. O'Donnell joined FFTW in 2002. Currently, he manages asset-backed, agency and U.S. Government Securities and is also responsible for the management of money market, short and short-intermediate portfolios. Prior to joining FFTW, Mr. O'Donnell worked as an asset-backed security specialist in the structured products group of Standish Mellon Asset Management from 1997-2002. His primary responsibilities included analyzing and trading the asset-backed securities portfolio. Mr. O'Donnell holds a B.S. in Mechanical Engineering from Syracuse University and a M.S. in Finance from Boston College. He holds the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts.


                            SHAREHOLDER INFORMATION

                                   PURCHASES


Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in the Portfolio is $100,000; such minimum may be waived at the discretion of the Fund. Subsequent investments or redemptions may be of any amount. Initial investments, if obtained through a broker or agent may be for amounts higher or lower than $100,000. There are no loads or 12b-1 distribution fees imposed by the Portfolio. Shares purchased will begin accruing dividends on the day Federal funds are received.


Purchases of shares may be made on any "Business Day," meaning, any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day,

Labor Day, Thanksgiving and Christmas.

                              WIRING INSTRUCTIONS:

To:                            Investors Bank & Trust Company
                               200 Clarendon Street
                               Boston, Massachusetts 02117
ABA Number:                    011001438
Account Name:                  Quasar Distributors, LLC - Fund Purchase Account
Account Number:                933333333
Reference:                     Limited Duration Portfolio

                               TO PURCHASE SHARES

--------------------------------------------------------------------------------------------------------------------------
WHEN NET ASSET VALUE (NAV)    WHEN & HOW SHARES MAY BE    PROCEDURE FOR SAME DAY          RESULT OF LATE NOTIFICATION OR
IS DETERMINED                 PURCHASED                   PURCHASES                       DELAY IN RECEIPT OF FUNDS
--------------------------------------------------------------------------------------------------------------------------
o  All Business Days          o   Any Business Day         o  Purchasers must call        o   The Portfolio must
                                                              Investors Bank at (800)         receive notice before
                              o   Submitted orders            247-0473 prior to 4:00          4:00 p.m. (wire may be
                                  must include a              p.m. ET to inform the           received after 4:00 p.m.
                                  completed account           Portfolio of the                ET) for shares to be
                                  application.                incoming wire transfer.         bought at that day's
                                                                                              price.
                              o   Federal funds            o  Purchasers must
                                  must be wired to            indicate which Portfolio    o   Shares will be bought
                                  Quasar's  "Fund             is to be purchased.             at the next Business
                                  Purchase Account" at                                        Day's price if wire is
                                  Investors Bank &         o  If Federal funds are            received after 4:00 p.m.
                                  Trust Company               received by the                 ET and no notice is given.
                                  ("Investors Bank" or        Portfolio that day, the
                                  the "Transfer               order will be effective
                                  Agent").                    that day.  Price of
                                                              shares is based on the
                                                              next calculation of NAV
                                                              after the order is
                                                              placed.
--------------------------------------------------------------------------------------------------------------------------

                                   REDEMPTIONS


All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to and including the day preceding the day of the redemption payment.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Fund may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.


A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, the Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed should its account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.


                                TO REDEEM SHARES



-----------------------------------------------------------------------------------
1.   SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:

     a.   The dollar or share amount to be redeemed;

     b. The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application Form);

     c.   The name of the shareholder; and

     d.   The shareholder's account number.

2.   SHAREHOLDERS SHOULD CALL THE TRANSFER AGENT AT (800) 247-0473 TO REQUEST A
     REDEMPTION.

-----------------------------------------------------------------------------------
WHEN REDEMPTION EFFECTIVE                 RESULT OF LATE NOTIFICATION OF REDEMPTION
-----------------------------------------------------------------------------------
If notice is received by the Transfer     If notice is received by the Transfer
Agent by 4:00 p.m. ET on any Business     Agent on a non-business day or after
Day, the redemption will be effective     4:00 p.m. ET on a Business Day, the
and payment will be made within seven     redemption notice will be deemed
calendar days, but generally the next     received as of the next Business Day.
business day following receipt of such
notice. Price of shares is based on the
next calculation of the NAV after the
order is placed.
-----------------------------------------------------------------------------------

                           PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on each Business Day.


All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. All foreign holdings, receivables and payables are valued daily at the mean foreign exchange rate. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors.


To the extent that the Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolio does not price its shares. As a result, the net asset value per share of the Portfolio may change at a time when shareholders are not able to purchase or redeem their shares.

                                    DIVIDENDS


Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of the Portfolio will be declared as dividends payable to the respective shareholders of record as of the second to last Business Day of each month. Additionally, the Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations. Dividends may be suspended in November and/or December of each year if a Portfolio has already met its distribution requirements for that year.

If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. A shareholder may elect to change the dividend designation on the account application form at any time by writing the Transfer Agent. If the Portfolio realizes net short- or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting them in additional Portfolio shares (unless a shareholder has elected to receive cash).


                                  VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of the Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

                               TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in the Portfolio. For additional information regarding tax issues pertaining to the Portfolio, see "Supplemental Tax Considerations" in the Statement of Additional Information.

FEDERAL INCOME TAXES

The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the account application form at any time by writing the Transfer Agent. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends the Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of the Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.


As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who:


1. fail to provide the Portfolio with a correct taxpayer identification number, or

2.   fail to make required certifications, or

3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, tax-deferred plans receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES

The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                        DISTRIBUTION OF PORTFOLIO SHARES


Shares of the Portfolio are distributed by Quasar Distributors, LLC ("Quasar") pursuant to a Distribution Agreement dated as of October 1, 2001 by and among the Fund, Investors Bank & Trust Company and Quasar. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank & Trust Company pays the distribution fee and FFTW pays all other fees and expenses related to distribution.


                             INVESTMENT INFORMATION

             PERMITTED INVESTMENT STRATEGIES, INVESTMENTS
                              AND ASSOCIATED RISKS

Principal Investment Strategies

o        Asset-Backed Securities

o        Bank Obligations

o        Corporate Debt Instruments


o        Derivative Securities


o        Duration Management


o        Mortgage-Backed Securities

o        U.S. Government and Agency Securities

Other Investments

o        Dollar Roll Transactions


o        Foreign Instruments


o        Illiquid Securities

o        Inflation-Indexed Securities

o        Investment Companies

o        Loan Participations and Assignments


o        Repurchase and Reverse Repurchase Agreements


o        Stripped Instruments

o        TBA Transactions

o        Total Return Swaps


o        When Issued and Forward Commitment Securities

o        Zero Coupon Securities


ASSET-BACKED SECURITIES


Asset-backed securities are secured by or backed by a pool of financial assets. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:


a.       motor vehicle installment sale contracts,


b.       other installment sale contracts,

c.       home equity loans,

d.       leases of various types of real and personal property, and

e.       receivables from revolving credit (credit card) agreements.

                  RISKS: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium (or discount) to par, a prepayment rate that is faster than expected will reduce (or increase) the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. In some cases, these securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not be available to support payments on these securities.


BANK OBLIGATIONS

Bank obligations are bank issued securities. These instruments include, but are not limited to:

a.   Time Deposits,                        e. Deposit Notes,                       h. Variable Rate Notes,
b.   Certificates of Deposit,              f. Eurodollar Time deposits,            i. Loan Participations,
c.   Bankers' Acceptances,                 g. Eurodollar Certificates              j. Variable Amount Master


                                       16

d.   Bank Notes,                              of deposit,                             Demand Notes,
                                                                                   k. Yankee CDs, and
                                                                                   l. Custodial Receipts

                  RISKS: Investing in bank obligations exposes the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

CORPORATE DEBT INSTRUMENTS

Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet the Portfolio's credit quality standards. The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.


                  RISKS: Investing in corporate debt securities subjects the Portfolio to interest rate risk and credit risk.

DERIVATIVE SECURITIES

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

     a.   swaps;

     b.   caps, floors and collars;

     c.   forward foreign currency contracts;

     d.   futures contracts; and

     e.   options.

a. SWAPS

Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies.

b. CAPS, FLOORS AND COLLARS

An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. FORWARD FOREIGN CURRENCY CONTRACTS


A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate, in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. FUTURES CONTRACTS

A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. OPTIONS CONTRACTS

An option is a contractual right, but not an obligation, to buy (call) or sell
(put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When a Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

         HEDGING

         Derivatives are often used to hedge against a given investment's risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

                  RISKS: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio's volatility of returns. A Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

                  Hedging involves risks of imperfect correlation in price movements of the hedge and the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, a Portfolio will be in a worse position than if hedging had not been employed, and will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Futures and options transactions entail the particular risk that the imperfect correlation between price movements of futures contracts and price movements in the related Portfolio position create the possibility that losses will be greater than gains in the value of the Portfolio's position.


DOLLAR ROLL TRANSACTIONS


Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date, and at the same price. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).


                  RISKS: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT

Duration measures a bond's price volatility, incorporating the following factors:

a.   the bond's yield,

b.   coupon interest payments,

c.   final maturity,

d.   call features, and


d.   prepayment assumptions.


Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would.


For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. It is the primary measurement of risk, since these securities are subjected to real rate changes but are protected against fluctuations in inflation expectations.

                  RISKS: There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from its relative return.


FOREIGN INSTRUMENTS

A.  FOREIGN SECURITIES


Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser will adjust exposure of the Portfolio to different currencies based on its perception of the most favorable markets and issuers. In allocating assets among multiple markets for the Portfolio, the Investment Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. It is further anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political, and economic factors.


B.  FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY
    SECURITIES

These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

                  RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.


ILLIQUID SECURITIES

Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:

1.   securities with legal or contractual restrictions on resale,

2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and

3.   securities not having readily available market quotations.

Although the Portfolio is allowed to invest up to 15% of the value of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

A Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A Securities"). A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper and 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.


                  RISKS: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet redemptions and expenses.


INFLATION-INDEXED SECURITIES


Inflation-indexed securities are linked to the inflation rate from worldwide bond markets, such as the U.S. Treasury's "inflation-protection" issues. Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

                 RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolios also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Portfolio at the time of such adjustment (which would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

                           The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

INVESTMENT COMPANIES


An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. A Portfolio may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:


1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.


The Portfolio will not invest in any fund that charges a "load."

                  RISKS: As a shareholder in a registered investment company, a Portfolio will bear its ratable share of that investment company's expenses, including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

The Fund has applied to the Commission for an exemptive order which, if granted, would permit the Portfolio to invest in another Portfolio within the FFTW Funds, Inc., family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. Investors will pay advisory fees only on the Portfolio(s) in which they are directly invested. Shareholders of the Fund will be notified of any changes should the exemptive order permitting cross-portfolio trading be granted.


LOAN PARTICIPATIONS AND ASSIGNMENTS

Fixed and floating rate loans ("Loans")are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the

Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Investment Adviser to be creditworthy.


                  RISKS: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:


1.   Mortgage-pass-through securities issued by


     a.   the Government National Mortgage Association (Ginnie Mae),

     b.   the Federal National Mortgage Association (Fannie Mae),

     c.   the Federal Home Loan Mortgage Corporation (Freddie Mac),

     d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,


2. Collateralized Mortgage Obligations ("CMOs"), which are debt obligations collateralized by such assets, and


3.   Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.


CMOs are structured bonds collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity -(the latest date by which the tranche can be completely repaid, assuming no prepayments) and has an average life -( the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

                  RISKS: Mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Changes in interest rates affect the Portfolio's asset value since holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed Securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organisation for Economic Cooperation and Development ("OECD"). The member countries of the OECD are: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

The Portfolio will maintain a segregated custodial account for the Portfolio's reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.


                  RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

STRIPPED INSTRUMENTS

Stripped instruments are bonds, reduced to its two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.   Municipal Bond Strips

b.   Treasury Strips

c.   Stripped Mortgage-Backed Securities

                  RISKS: POs do not pay interest; return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped
                  Mortgage-Backed Securities IOs run the risk of unanticipated prepayment which will decrease the instrument's overall return.

TBA (TO BE ANNOUNCED) TRANSACTIONS

In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.

                  RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

TOTAL RETURN SWAPS

A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.


                  RISKS: A total return swap may result in the Portfolio obtaining an instrument which for some reason, does not perform as well as the original swap instrument.


U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED
ENTERPRISES/FEDERAL AGENCIES


U.S. Government and agency securities are issued by or
guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio also may invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories includes (but is not limited to) those sponsored by:


     a.   U.S. Treasury Department;


     b.   Federal Housing Administration;


     c.   Federal Home Loan Mortgage Corporation;

     d.   Federal National Mortgage Association;

     e.   Student Loan Marketing Association;


     f.   Federal Home Loan Bank;

     g.   Government National Mortgage Association; and

     e.   U.S. Department of Veterans' Affairs.

                  RISKS: Securities backed by the full faith and credit of the U.S. government are guaranteed only as to interest rate and face value at maturity, not current market price.

WHEN ISSUED AND FORWARD COMMITMENTS


The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitment transactions.


                  RISKS: The value of the security on the date of delivery may be less than its purchase price.


ZERO COUPON SECURITIES

Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments, however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.


                  RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.


                               PORTFOLIO TURNOVER


Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. High Portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.


                        SUPPLEMENTAL INVESTMENT POLICIES


Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

                           FINANCIAL HIGHLIGHTS TABLE

The Financial Highlights Table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The "Total Return" indicates how much an investment in the Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested.


The information for the years ended December 31, 2002, 2001, 2000 and 1999 has been audited by KPMG LLP. You will find the auditor's report and the FFTW Funds, Inc., financial statements in the annual report, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other audit firms.



---------------------------------------------------------------------------------------------------------------------
                                             LIMITED DURATION PORTFOLIO FINANCIAL HIGHLIGHTS
                                              (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
--------------------------------------------------- ------------ ------------ -------------- ------------ -----------
For a Share Outstanding Throughout the Period       YEAR         YEAR         YEAR           YEAR ENDED   YEAR
                                                    ENDED        ENDED        ENDED          12/31/99     ENDED
                                                    12/31/02     12/31/01     12/31/00                    12/31/98**
---------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $10.05       $9.85        $9.66          $9.93        $9.93
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

 Investment income, net                             0.42         0.53         0.61            0.55*       0.55

Net realized and unrealized gain (loss) on
  investments and financial futures
  contracts and foreign currency related
  transactions                                      0.15         0.19         0.19           (0.27)       0.11
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.57         0.72         0.80            0.28        0.66
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net (b)                     0.42         0.52         0.61           0.55         0.55

From net realized gain on
  investments and financial futures
   contracts and foreign currency related
   transactions                                     0.05         --           --             --           0.11

---------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.47         0.52         0.61           0.55         0.66
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.15       $10.05       $9.85          $9.66        $9.93
---------------------------------------------------------------------------------------------------------------------



                                       28

---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        5.81%        7.46%        8.52%          2.88%        6.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                   $165,870     $117,357     $97,484        $100,105     $89,521

Ratio of operating expenses to average
  net assets, exclusive of interest
  expense (a)                                       0.30%        0.30%        0.30%          0.30%        0.30%

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                       0.30%        0.30%        0.30%          0.30%        0.30%

Ratio of investment income, net to
  average net assets (a)                            4.19%        5.32%        6.25%          5.60%        5.48%

Decrease in above expense ratios due to waiver
   of investment advisory fees and reimbursement
   of other expenses.                               0.24%        0.23%        0.24%          0.24%        0.22%

Portfolio Turnover                                  110%         209%         327%           823%         1,059%

---------------------------------------------------------------------------------------------------------------------



(a)  Net of waivers and reimbursements.

(b) Certain prior year amounts have been reclassified to conform to current year presentations.

*    Calculation done based on average shares outstanding.


** The financial highlights for the year ended December 31, 1998 were audited by another auditor.

                              SHAREHOLDER INQUIRIES


This Prospectus contains a concise statement of information investors should know before they invest in the Portfolio. Please retain this Prospectus for future reference. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the Statement of Additional Information (SAI) dated May 1, 2003 (as amended from time to time). The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


The Portfolio's SAI, Annual and Semi-Annual reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.









DISTRIBUTED BY:
QUASAR DISTRIBUTORS, LLC





Fund's Investment Company Act filing number: 811-5796

                                FFTW FUNDS, INC.



================================================================================
                                   PROSPECTUS
                            WORLDWIDE CORE PORTFOLIO

================================================================================







                                   MAY 1, 2003








THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") HAS NOT APPROVED THE PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                    CONTENTS


Risk/Return Summary............................................................3
Investment Objectives, Principal Investment Strategies
   and Investments.............................................................3
Principal Investment Risks.....................................................4
Risk Return Bar Chart and Table................................................6
Fee Table......................................................................7
Expense Table Example..........................................................8
Fund Management................................................................9
Shareholder Information.......................................................10
Investment Information........................................................15
Portfolio Turnover............................................................30
Supplemental Investment Policies..............................................30
Financial Highlights Table....................................................31
Shareholder Inquiries.........................................................33

                               RISK/RETURN SUMMARY
The following is a summary of certain key information about the Worldwide Core Portfolio (the "Portfolio"), including its investment objective, principal investment strategies and principal investment risks. A more detailed description of the Portfolio's investment strategies, investments and their associated risks follows.


---------------------------------- ---------------------------------------------
     INVESTMENT OBJECTIVE:         To attain a high level of total return as may
                                   be consistent with the preservation of
                                   capital.

---------------------------------- ---------------------------------------------
     PRINCIPAL INVESTMENT          The Portfolio invests in investment grade
     STRATEGIES:                   (minimum rating of BBB by S&P, Baa by Moody's
                                   or a comparable rating, or higher from a nationally recognized statistical rating organization or if the security is unrated, of comparable credit quality in the judgment of the Investment Adviser/SUb-Adviser) debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies and actively utilizes currency hedging techniques. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers
                                   Global Aggregate Index (Hedged). (The Lehman
                                   Brothers Global Aggregate Index (Hedged) provides a broad-based measure of the international investment-grade bond market, combining the U.S. Aggregate Index with the Pan-European Index and the Japanese,
                                   Canadian, Australian and New Zealand
                                   components of the Global Treasury Index, with returns expressed in U.S. dollar hedged terms. The Index is not available for investment and, unlike the Portfolio, does not incur expenses.)


---------------------------------- ------------ ------------- ------------------ ------------------ -------------- -----------
    MINIMUM QUALITY RATING:                                                                            Fitch
                                                                                                        IBCA        AVERAGE
                                                                    S&P               Moody's          Duff &      PORTFOLIO
                                      S&P:        Moody's:      (Short Term):      (Short Term):       Phelps:      QUALITY:
                                      ----        --------       ------------         ------          -------       --------
                                      BBB-          Baa3             A-2                P-2             BBB-           A
---------------------------------- -------------------------------------------------------------------------------------------

    DURATION:                      The Portfolio's U.S. dollar-weighted average
                                   duration generally will not differ from the
                                   weighted average duration of the Lehman
                                   Brothers Global Aggregate Index (Hedged) by
                                   more than two years. As of December 31, 2002,
                                   the duration of the Lehman Brothers Global
                                   Aggregate Index (Hedged) was 4.66 years. As
                                   of December 31, 2002, the duration of the
                                   Worldwide Core Portfolio was 4.66 years.
---------------------------------- ---------------------------------------------
    INVESTMENT POLICIES:           The Portfolio invests in investment grade
                                   debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities and their related instruments, from jurisdictions outside the
                                   U.S. As a fundamental policy, to the extent feasible, the Portfolio will actively utilize currency hedging techniques to hedge at least 65% of its total assets. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the

                                   Portfolio from achieving its investment
                                   objective. The Portfolio is "non-diversified" under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.

---------------------------------- ---------------------------------------------
    PRINCIPAL INVESTMENTS:         o      Asset-Backed Securities
                                   o      Bank Obligations
                                   o      Corporate Debt Instruments
                                   o      Derivatives
                                   o      Foreign Instruments
                                   o      Mortgage-Backed Securities
                                   o      U.S. Government and Agency Securities
---------------------------------- ---------------------------------------------


                           PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.


The Portfolio is affected by changes in the U.S. or foreign economies, or in individual securities.


The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.


The Adviser may change the index against which a Portfolio's performance is measured at any time, subject to review by the Fund's Board of Directors.


The high portfolio turnover of the Portfolio may result in greater brokerage commissions and transaction costs, and may increase the amount of taxes payable by a shareholder.

The Portfolio may invest in securities issued by the U.S. Government, its agencies or sponsored entities. Some of these securities are backed by the full faith and credit of the United States, while others are subject to varying degrees of risk.

Investments in the Portfolio are subject to certain of the following risks:

  BANKING                 Investing in bank obligations will expose the
  INDUSTRY                Portfolio to risks associated with the banking
  RISK:                   industry such as interest rate and credit risks.

  CONCENTRATION RISK:     A Portfolio that invests more than 25% of its total
                          assets in the securities of issuers in any one industry is exposed to the risk that factors affecting that industry will have a greater effect on the Portfolio than they would if the Portfolio invested in a diversified number of unrelated industries.


  CREDIT RISK:            Debt securities are subject to credit risk. Credit
                          risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their risks.

  CURRENCY RISK:          Fluctuations in exchange rates between the U.S. dollar
                          and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of the Portfolio to any one currency may be different from that of its total assets denominated in such currency.

  DERIVATIVE RISK:        Derivatives are subject to the risk of changes in
                          the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.


  FOREIGN RISK:           Investing in foreign securities exposes the Portfolio
                          to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility.


  INTEREST RATE RISK:     Debt securities are subject to the risk that the
                          market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations.


  LIQUIDITY RISK:         Certain securities may be difficult or impossible to
                          sell at favorable prices within the desired time frame.

  NON-DIVERSIFICATION     A non-diversified portfolio may invest a large
  RISK:                   percentage of its assets in the securities of a small
                          number of issuers or industries than a diversified portfolio. This vulnerability to factors affecting a single investment can result in greater portfolio losses and volatility.


  PREPAYMENT RISK:        A portfolio that invests in mortgage-backed and
                          other asset backed securities is exposed to the risk that such securities may repay the principal either faster or slower than expected.

                         RISK/RETURN BAR CHART AND TABLE

The following chart and table give some indication of the risks of investing in the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance and show how the Portfolio's average annual total returns for 1 year, 5 years and since inception compare with a selected index. Past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.


FOR THE CALENDAR YEARS ENDED DECEMBER 31

                            WORLDWIDE CORE PORTFOLIO
                               ANNUAL TOTAL RETURN

1993      12.89%
1994       7.84%
1995      11.00%
1996      10.03%
1997      12.60%
1998      11.53%
1999      -0.19%
2000      10.79%
2001       6.94%
2002       7.36%

During the ten-year period shown in the Worldwide Core Portfolio's bar chart, the highest quarterly return was 10.46% (quarter ending September 30, 1994) and the lowest quarterly return was -3.98% (quarter ending March 31, 1994).

PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NOT INDICATIVE OF FUTURE
PERFORMANCE.

-------------------------------------------------------------------------- -------- -------- --------- ----------
                                                                                                       SINCE
AVERAGE ANNUAL TOTAL RETURNS                                               PAST 1   PAST 5   PAST 10   INCEPTION
(FOR THE PERIODS ENDING DECEMBER 31, 2002)*                                YEAR     YEARS    YEARS     (5/19/92)
-------------------------------------------------------------------------- -------- -------- --------- ----------
-------------------------------------------------------------------------- -------- -------- --------- ----------
Worldwide Core Portfolio
-------------------------------------------------------------------------- -------- -------- --------- ----------
    Return Before Taxes                                                    7.36%    7.20%    9.01%     N/A
-------------------------------------------------------------------------- -------- -------- --------- ----------
    Return After Taxes on Distributions                                    5.38%    4.33%    5.93%     N/A
-------------------------------------------------------------------------- -------- -------- --------- ----------
    Return After Taxes on Distributions and Sale of Fund Shares
                                                                           4.47%    4.32%    5.73%     N/A
-------------------------------------------------------------------------- -------- -------- --------- ----------
    Lehman Brothers Global Aggregate Index    (Hedged)**
                                                                           8.45%    7.30%    7.89%     N/A
-------------------------------------------------------------------------- -------- -------- --------- ----------


*After tax returns shown in the table above are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed. **This index does not reflect deductions for fees, expenses or taxes.

                                    FEE TABLE


This Table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.*

---------------------------------------- -------------------------
Portfolio                                Worldwide Core
Name
--------------------------------------- -------------------------
Shareholder Fees (Fees                   None
Paid Directly from
Your Investment)
---------------------------------------- -------------------------
Annual Fund Operating
 Expenses (Expenses that
 are Deducted From Fund
Assets)
---------------------------------------- -------------------------
Management Fees                          0.40%
---------------------------------------- -------------------------
Distribution Fees                        None
(12b-1)
---------------------------------------- -------------------------

Other Expenses*                          0.22%
---------------------------------------- -------------------------
Total Annual Fund
Operating Expenses**                     0.62%
---------------------------------------- -------------------------

*Under an Administration Agreement dated February 1, 1995, As Amended, between the Portfolios and Investors Capital Services, Inc. ("Investors Capital" or "the Administrator"), the Administrator provides administrative services to each Portfolio for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event any Portfolio operates below a certain expense ratio. This incentive fee is capped at 0.02% of such Portfolio's average daily net assets.

**Fischer Francis Trees & Watts, Inc. also has voluntarily agreed to waive 0.15% of its management fees for the Worldwide Core Portfolio. Such voluntary fee waivers can be terminated at any time.

--------------------- ------------------
Portfolio             Worldwide
Name                  Core
--------------------- ------------------
Total Waived Fees
                      0.15%
--------------------- ------------------
Net Annual Fund
Operating             0.47%
Expenses
--------------------- ------------------

                              EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------- ------------------------- ------------------------- ------------------------- ------------------
Portfolio Name              1 Year                    3 Years                   5 Years                   10 Years
--------------------------- ------------------------- ------------------------- ------------------------- ------------------
Worldwide Core              $63                       $199                      $346                      $774
--------------------------- ------------------------- ------------------------- ------------------------- ------------------

                                 FUND MANAGEMENT

                               BOARD OF DIRECTORS

The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolio which is a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

                               INVESTMENT ADVISER


Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolio. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, manages approximately $37.8 billion in assets, as of December 31, 2002, for numerous fixed-income portfolios. The Investment Adviser currently advises over 168 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $163 million. The Investment Adviser also serves as the sub-adviser to fifty-eight Portfolios of twenty-three other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. The Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2002, at a rate of 0.25% of the Portfolio's average daily net assets after the voluntary fee waiver.

                             INVESTMENT SUB-ADVISER


Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, is the foreign Sub-Adviser to the Portfolio. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and manages approximately $14.3 billion in multi-currency fixed-income portfolios for institutional clients as of December 31, 2002. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for the Portfolio after any waivers. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC3V 3RA. The Investment Sub-Adviser is directly or indirectly wholly owned by Charter Atlantic Corporation, a New York corporation.


                               PORTFOLIO MANAGERS

FFTW uses a team approach for determining its broad investment strategy for interest rate risk, currency risk and sector allocation. The full portfolio team comprised of the sector specialist teams--for Sovereign Bonds, Corporate Bonds, Structured Products and Foreign Exchange--meets once a week to determine the firm's overall strategy for global bond and currency markets. The translation of the firm-wide investment strategy into a specific strategy for each Portfolio of the Fund in a manner that complies with each Portfolio's specific investment objectives and restrictions is the responsibility of a specific Portfolio Manager. The Portfolio Manager determines the broad risk parameters and overall sector and interest rate strategy for the Portfolio. The Portfolio Manager relies on the sector specialist teams to select the specific securities for each Portfolio. The biographical information for the Portfolio Manager of Worldwide Core Portfolio is set forth below.

STEPHEN CHANG, CFA, PORTFOLIO MANAGER. Mr. Chang has primary responsibility for management of the Worldwide Core Portfolio. He joined FFTW in 1997, with his initial focus on developing index portfolio replication techniques, as well as enhancing performance attribution capabilities and Value-at-Risk analytics for various fund products. Since 1999, he has been the market specialist analyzing the development of the peripheral markets in the U.S. Bloc which are comprised of Canada, Australia, New Zealand, and Latin American countries in the emerging market sector. Mr. Chang holds a B.Sc. in Computer Science from Cornell University and a M.Sc. in Management Science from Stanford University. He holds the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts.

                             SHAREHOLDER INFORMATION

                                    PURCHASES

Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in the Portfolio is $100,000; such minimum may be waived at the discretion of the Fund. Subsequent investments or redemptions may be of any amount. Initial investments, if obtained through a broker or agent may be for amounts higher or lower than $100,000. There are no loads or 12b-1 distribution fees imposed by the Portfolio. Shares purchased will begin accruing dividends on the day

Federal funds are received.


Purchases of shares may be made on any "Business Day," meaning any Monday through Friday, that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                          WIRING INSTRUCTIONS

To:                       Investors Bank & Trust Company
                          200 Clarendon Street
                          Boston, Massachusetts 02117
ABA Number:               011001438
Account Name:             Quasar  Distributors,   LLC  -  Fund Purchase Account
Account Number:           933333333
Reference:                Worldwide Core Portfolio

                          TO PURCHASE SHARES

------------------------ ---------------------- ------------------------------------------ ----------------------------------------
WHEN NET ASSET VALUE     WHEN & HOW SHARES      PROCEDURE FOR SAME DAY PURCHASES           RESULT OF LATE NOTIFICATION OR DELAY IN
(NAV) IS DETERMINED      MAY BE PURCHASED                                                  RECEIPT OF FUNDS
------------------------ ---------------------- ------------------------------------------ ----------------------------------------
All Business Days        o    Any Business      o    Purchasers must call Investors        o    The Portfolio must receive
                              Day                    Bank at (800) 247-0473 prior to            notice before 4:00 p.m. (wire may
                                                     4:00 p.m. ET to inform the Portfolio       be received after 4:00 p.m. ET)
                         o    Submitted              of the incoming wire transfer.             for shares to be bought at that
                              orders must                                                       day's price.
                              include a         o    Purchasers must indicate which
                              completed              Portfolio is to be purchased.
                              account
                              application.

                         o    Federal           o    If Federal funds are received by the  o    Shares will be bought at the
                              funds must be          Portfolio that day, the order will be      next Business Day's price if wire
                              wired to               effective that day. Price of shares        is received after 4:00 p.m. ET and
                              Quasar's               is based on the next calculation of        no notice is given.
     `                        "Fund                  NAV after the order is placed.
                              Purchase
                              Account" at
                              Investors
                              Bank & Trust
                              Company
                              ("Investors
                              Bank" or the
                              "Transfer
                              Agent").
------------------------ ---------------------- ------------------------------------------ ----------------------------------------

                                   REDEMPTIONS


All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to and including the day preceding the day of the redemption payment.


Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Portfolio may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.

A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, the Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed should the account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.


                                TO REDEEM SHARES

--------------------------------------------------------------------------------------------------------------------------------
1.       SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:
         a.     The dollar or share amount to be redeemed;
         b.     The  account  to which  the  redemption  proceeds  should be wired  (this  account  will  have been  previously designated by the shareholder on the Account Application Form);
         c.     The name of the shareholder; and
         d.     The shareholder's account number.
2.       SHAREHOLDERS SHOULD CALL THE TRANSFER AGENT AT (800) 247-0473 TO REQUEST A REDEMPTION.

--------------------------------------------------------------------------------------------------------------------------------
WHEN REDEMPTION EFFECTIVE                                         RESULT OF LATE NOTIFICATION OF REDEMPTION
----------------------------------------------------------------- --------------------------------------------------------------
If notice is received by the Transfer Agent by 4:00 p.m. ET on    If notice is received by the Transfer Agent on a non-business
any Business Day, the redemption will be effective and payment    day or after 4:00 p.m. ET, the redemption notice will be deemed
will be made within seven calendar days, but generally the        received as of the next Business Day.
next business day following receipt of such notice. Price of shares is based on the next calculation of the NAV after the order is placed.
----------------------------------------------------------------- --------------------------------------------------------------

                           PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value of the Portfolio is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on each Business Day.

All Portfolio investments are valued daily at their market value, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. All foreign holdings, receivables and payables, are valued daily at the mean foreign exchange rate. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors.


To the extent that the Portfolio invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolio does not price its shares. As a result, the net asset value per share of the Portfolio may change at a time when shareholders are not able to purchase or redeem their shares.

                                    DIVIDENDS

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium, and accrued expenses) of the Portfolio will be declared as a dividend payable to the shareholders of record as of the second to last Business Day of each month. Additionally, the Portfolio, at its discretion, may declare special dividends to comply with all Federal tax regulations. Dividends may be suspended in November and/or December of each year if a Portfolio has already met its distribution requirements for that year.


If desired, shareholders must request to receive dividends in cash (payable on the first business day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. A shareholder may elect to change the dividend designation on the account application form at any time by writing the Transfer Agent. If the Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.

                                  VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes of a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of the Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.
                               TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in the Portfolio. For additional information regarding tax issues pertaining to the Portfolio, see "Supplemental Tax Considerations" in the Statement of Additional Information.

FEDERAL INCOME TAXES
The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. A shareholder may elect to change the dividend designation on the account application form at any time by writing the Transfer Agent. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends the Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Fund shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of the Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who:

1. fail to provide the Portfolio with a correct taxpayer identification number, or
2.  fail to make required certifications, or
3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, tax-deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES
The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                           DISTRIBUTION OF FUND SHARES

Shares of the Portfolio are distributed by Quasar Distributors, LLC ("Quasar"), pursuant to a Distribution Agreement dated as of October 1, 2001 by and among the Fund, Investors Bank & Trust Company and Quasar. No fees are payable by the Fund pursuant to the Distribution Agreement.Investors Bank & Trust Company pays the distribution fee and FFTW pays all other fees and expenses related to distribution.

                             INVESTMENT INFORMATION

        PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS

Principal Investments
o        Asset-Backed Securities
o        Bank Obligations
o        Corporate Debt Instruments

o        Derivative Securities

o        Duration Management
o        Foreign Instruments

o        Mortgage-Backed Securities
o        U.S. Government and Agency Securities


Other Investments and Investment Strategies
o        Brady Bonds
o        Dollar Roll Transactions

o        Emerging Market Securities

o        Illiquid Securities
o        Indexed Notes, Currency Exchange-Related Securities and Similar
           Securities
o        Inflation-Indexed Securities
o        Investment Companies
o        Loan Participations and Assignments
o        Multi-National Currency Unit Securities or More Than One Currency
           Denomination
o        Repurchase and Reverse Repurchase Agreements
o        Short Sales Transactions
o        Stripped Instruments
o        TBA Transactions
o        Total Return Swaps
o        When Issued and Forward Commitment Securities
o        Zero Coupon Securities

ASSET-BACKED SECURITIES

Asset-backed securities are secured by or backed by a pool of financial assets These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities and include assets such as:


a.  motor vehicle installment sale contracts,

b.  other installment sale contracts,
c.  Home Equity Loans,
d.  leases of  various types of real and personal property, and
e.  receivables from revolving credit (credit card) agreements.

                  RISKS:     The principal amount of
                             asset-backed securities is
                             generally subject to partial
                             or total prepayment risk. If
                             an asset-backed security is
                             purchased at a premium (or
                             discount) to par, a
                             prepayment rate that is
                             faster than expected will
                             will reduce (or increase)
                             the yield to maturity,
                             while a prepayment rate
                             that is slower than
                             expected will have the
                             opposite effect on yield to
                             maturity. In some cases,
                             these securities may  not
                             have any security interest
                             in the underlying assets,
                             and  recoveries on the
                             repossessed collateral may
                             not be available to support
                             payments on these securities.


BANK OBLIGATIONS
Bank obligations are bank-issued securities. These instruments include, but are not limited to:

a. Time Deposits,             e. Deposit Notes,                h. Variable Rate Notes,
b. Certificates of Deposit,   f. Eurodollar Time deposits,     i. Loan Participations,
c. Bankers' Acceptances       g. Eurodollar Certificates of    j. Variable Amount Master
d. Bank Notes,                   Deposit,                         Demand Notes,
                                                               k. Yankee CDs, and
                                                               l. Custodial Receipts

                  RISKS: Investing in bank obligations
                  exposes the Portfolio to risks
                  associated with the banking industry
                  such as interest rate and credit risks.

BRADY BONDS
Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

                  RISKS: Brady Bonds are generally issued
                  by countries with developing capital
                  markets or unstable governments and as
                  such, are considered to be among the
                  more risky international investments.

CORPORATE DEBT INSTRUMENTS
Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet the Portfolio's credit quality standard. The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.


                  RISKS: Investing in corporate debt
                  securities subjects the Portfolio to
                  interest rate risk and credit risks.

DERIVATIVE SECURITIES

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

     a.   swaps;
     b.   caps, floors and collars;
     c.   forward foreign currency contracts;
     d.   futures contracts; and
     e.   options.

a. SWAPS
Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies.

b. CAPS, FLOORS AND COLLARS
An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.


c. FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate, in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.


d. FUTURES CONTRACTS
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. OPTIONS CONTRACTS
An option is a contractual right, but not an obligation, to buy (call) or sell
(put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When a Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

         HEDGING
         Derivatives are often used to hedge against a given investment's risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.



                  RISKS: Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign futures and options exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio's volatility of returns. A Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.

                  Hedging involves risks of imperfect correlation in price movements of the hedge and the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, a Portfolio will be in a worse position than if hedging had not been employed, and will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Futures and options transactions entail the particular risk that the imperfect correlation between price movements of futures contracts and price movements in the related Portfolio position create the possibility that losses will be greater than gains in the value of the Portfolio's position.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar but not necessarily identical securities at a future date, and at the same price. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).


                  RISKS: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT
Duration measures a bond's price volatility, incorporating the following factors:

a.     the bond's yield,
b.     coupon interest payments,
c.     final maturity,
d.     call features, and

f.     prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.


The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would.



For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e. nominal interest rates adjusted for inflation) move up and down. It is the primary measurement of risk, since these securities are subjected to real rate changes but are protected against fluctuations in inflation expectations.

                  RISKS: There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies, and may in fact detract from its relative return.

FOREIGN INSTRUMENTS
A.     FOREIGN SECURITIES
Foreign securities are securities issued by entities domiciled outside the United States. They are typically denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of the Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources.


The Portfolio will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the Euro. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

B. FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

                  RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices are more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.

C.     EMERGING MARKETS SECURITIES

Emerging markets securities are foreign securities issued from countries, which are considered to be "emerging" or "developing" by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as "quasi-sovereign" securities.

There are numerous types of fixed-income securities issued by emerging market sovereign or corporate entities. The Portfolio may invest in several types, including the following:

         Treasury bills and bonds: These are short-term, locally registered securities that are usually, but not always, denominated in the local currency.

         Eurobonds and global bonds: These are longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in US dollars, but are increasingly issued in euros and occasionally in yen.

         Brady bonds: As previously described in "Brady Bonds" herein, these are bonds issued by emerging market governments in exchange for defaulted loans that had been extended by non-local commercial banks or similar institutions.

         Loan Participations and Assignments: As described in "Loan Participations and Assignments" herein, there are a few loans by financial institutions to emerging market governments that have not been converted to bonds, yet are still traded in the market. They may or may not have been restructured in the past. These instruments are traded on a participation or assignment basis.

                  RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Compared to more developed countries, emerging market countries may have:

a.   Relatively unstable             d.    restrictions on foreign ownership;
     governments;

b.   sudden adverse government       e.    prohibitions of repatriation of
     action;                               assets; and/or

c.   nationalization of businesses;  f.    less protection of property rights


              The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

ILLIQUID SECURITIES
Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:

1.   securities with legal or contractual restrictions on resale,
2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and
3.   securities not having readily available market quotations.


Although the Portfolio is allowed to invest up to 15% of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

A Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A Securities"). A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the 1933 Act ("Section 4(2) Paper"). Section 4(2) Paper and 144A Securities are restricted as to disposition under the federal securities laws, and are generally sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. These securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the security, thus providing liquidity. If a particular investment in Rule 144A Securities, Section 4(2) Paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

                  RISKS: Investing in illiquid securities
                  presents the potential risks of tying
                  up the Portfolio's assets at a time
                  when liquidating assets may be necessary to meet redemptions and expenses.

INDEXED NOTES, CURRENCY EXCHANGE-RELATED SECURITIES AND SIMILAR SECURITIES These securities are notes; the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.


                  RISKS: Foreign currency markets can be
                  highly volatile and are subject to
                  sharp price fluctuations. A high
                  degree of leverage is typical for
                  foreign currency instruments in which
                  the Portfolio may invest.

INFLATION-INDEXED SECURITIES

Inflation-indexed securities are linked to the inflation rate from worldwide bond markets, such as the U.S. Treasury's "inflation-protection" issues. Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

                 RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The Portfolios also may invest in other inflation-linked bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Portfolio at the time of such adjustment (which would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of the bonds is not guaranteed and will fluctuate.

                           The U.S. Treasury began issuing inflation-indexed bonds only in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than for nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

INVESTMENT COMPANIES

An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. A Portfolio may invest in the shares of another registered investment company subject to the limitations under the 1940 Act. Two basic types of investment companies exist:

1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.

The Portfolios will not invest in any fund that charges a "load."

          RISKS: As a shareholder in a registered investment company, a Portfolio will bear its ratable share of that investment company's expenses, including its advisory and administration fees. Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.


The Fund has applied to the Commission for an exemptive order which, if granted, would permit the Portfolio to invest in another Portfolio within the FFTW Funds, Inc., family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. The Portfolio in which it is directly invested will only charge investors an advisory fee. Shareholders of the Fund will be notified of any changes should the exemptive order permitting cross-portfolio trading be granted.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Fixed and floating rate loans ("Loans") are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Investment Adviser to be creditworthy.


         RISKS: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:


1.    Mortgage-pass-through securities issued by
      a.  the Government National Mortgage Association (Ginnie Mae),
      b.  the Federal National Mortgage Association (Fannie Mae),
      c.  the Federal Home Loan Mortgage Corporation (Freddie Mac),
      d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2. Collateralized Mortgage Obligations ("CMOs"), which are debt obligations collateralized by such assets, and

3.    Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.


CMOs are structured bonds collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity -( the latest date by which the tranche can be completely repaid, assuming no prepayments) and has an average life -(the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

                  RISKS: Mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Changes in interest rates affect the Portfolio's asset value since its holdings will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage and asset-backed securities are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates.

MULTI-NATIONAL CURRENCY UNIT SECURITIES OR MORE THAN ONE CURRENCY DENOMINATION Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

                  RISKS: Investments involving
                  multi-national currency units are
                  subject to changes in currency
                  exchange rates which may cause the
                  value of such invested securities to
                  decrease relative to the U.S. dollar.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organisation for Economic Cooperation and Development ("OECD"). The member countries of the OECD are: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.


The Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

                  RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

SHORT SALES
Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will maintain a daily segregated account, containing cash, U.S. Government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

                  RISKS: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. The Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The potential loss from a short sale is unlimited.

STRIPPED INSTRUMENTS
Stripped instruments are bonds, reduced to its two components: its rights to receive periodic interest payments (IOs) and rights to receive principal repayments (POs). Each component is then sold separately.
Such instruments include:

a. Municipal Bond Strips
b. Treasury Strips
c. Stripped Mortgage-Backed Securities

                  RISKS: POs do not pay interest. Its return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment, which will decrease the instrument's overall return.



TBA (TO BE ANNOUNCED) TRANSACTIONS
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.

                  RISKS: The value of the security on
                  the date of delivery may be less than
                  its  purchase price, presenting a
                  possible loss of asset value.

TOTAL RETURN SWAPS
A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

                  RISKS: A total return swap may result
                  in the Portfolio obtaining an
                  instrument, which for some reason,
                  does not perform as well as the
                  original swap instrument.
                  Additionally, potential risks of
                  default also exist on the part of the
                  counterparty.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED ENTERPRISES/ FEDERAL AGENCIES
U.S. Government and agency securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio also may invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories includes (but is not limited to) those sponsored by:

     a.    U.S. Treasury Department;

     b.    Federal Housing Administration;

     c.    Federal Home Loan Mortgage Corporation;
     d.    Federal National Mortgage Association;
     e.    Student Loan Marketing Association;

     f.    Federal Home Loan Bank;
     g.    Government National Mortgage Association; and
     h.     U.S. Department of Veterans' Affairs.

                  RISKS: Securities backed by the full
                  faith and credit of the U.S.
                  Government are guaranteed only as to
                  interest rate and face value at
                  maturity, not its current market
                  price.

WHEN ISSUED AND FORWARD COMMITMENTS

The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitments transactions.

                  RISKS: The value of the security on the date of delivery may be less than its purchase price.

ZERO COUPON SECURITIES
Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

                  RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes than interest paying securities of similar maturities. Credit risk is generally greater for investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

                               PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

                        SUPPLEMENTAL INVESTMENT POLICIES

Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 15% of the fair market value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of the Portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

The Portfolio may not enter into a repurchase or reverse repurchase agreement if, as a result thereof, more than 25% of the Portfolio's total assets would be subject to such agreements.

                           FINANCIAL HIGHLIGHTS TABLE

The Financial Highlights Table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The "Total Return" indicates how much an investment in the Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested.

The information for the years ended December 31, 2002, 2001, 2000 and 1999 has been audited by KPMG LLP. You will find the auditor's report and the FFTW Funds, Inc., financial statements in the annual report, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other auditors.



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                                      WORLDWIDE CORE PORTFOLIO FINANCIAL HIGHLIGHTS
                                      (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

--------------------------------------------------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period       Year         Year         Year          Year             Year
                                                    Ended        Ended        Ended         Ended            Ended
                                                    12/31/02     12/31/01     12/31/00      12/31/99         12/31/98+
--------------------------------------------------- ------------ ------------ ------------- ---------------- -------------
PER SHARE DATA
Net asset value, beginning of period                $10.96       $10.79       $10.58        $11.19           $11.23
--------------------------------------------------- ------------ ------------ ------------- ---------------- -------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS

Investment income, net                                0.40*        0.48         0.60          0.51*            0.59

Net realized and unrealized gain (loss) on
  investments, and financial futures
  contracts and foreign currency related
  transactions                                        0.36         0.27         0.50          (0.53)           0.68
--------------------------------------------------- ------------ ------------ ------------- ---------------- -------------
Total from investment operations                      0.76         0.75         1.10          (0.02)           1.27
--------------------------------------------------- ------------ ------------ ------------- ---------------- -------------
LESS DISTRIBUTIONS

From investment income, net                           0.53         0.58         0.89          0.59             0.70


In excess of net realized gain on investments,
  and financial futures contracts and foreign
  currency related transactions                       --           --           --            0.00**           0.61

From capital stock in excess of par value             0.04

--------------------------------------------------- ------------ ------------ ------------- ---------------- -------------
Total distributions                                   0.57         0.58         0.89          0.59             1.31
--------------------------------------------------- ------------ ------------ ------------- ---------------- -------------
Net asset value, end of period                      $11.15       $10.96       $10.79        $10.58           $11.19
--------------------------------------------------- ------------ ------------ ------------- ---------------- -------------
TOTAL RETURN                                          7.36%        6.94%       10.79%        (0.19%)          11.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                   $116,859     $219,987     $210,996      $181,535         $174,805

                                       33


Ratio of operating expenses to average
  net assets, exclusive of interest
  expense (a)                                         0.45%        0.45%        0.45%         0.45%            0.45%

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                         0.45%        0.45%        0.45%         0.45%            0.45%

Ratio of investment income, net to average net
   assets (a)                                         3.61%        4.38%        5.60%         4.70%            4.85%

Decrease in above expense ratios due to waiver of
   investment advisory fees and reimbursement of
   other expenses                                     0.17%        0.17%        0.14%         0.14%            0.13%

Portfolio Turnover                                     565%         615%         549%          404%             745%
--------------------------------------------------- ------------ ------------ ------------- ---------------- -------------

(a) Net of waivers and reimbursements.
*   Calculation done based on average shares outstanding.
**  Rounds to less than $0.01.
+ The financial highlights for the year ended December 31, 2998 were audited by another auditor.

                              SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolio. Please retain this Prospectus for future reference. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the Statement of Additional Information (SAI) dated May 1, 2003 (as amended from time to time). The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


The Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting the Transfer Agent at (800) 247-0473.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.





DISTRIBUTED BY:
QUASAR DISTRIBUTORS, LLC



Fund's Investment Company Act filing number: 811-5796

                                FFTW FUNDS, INC.
================================================================================
      200 PARK AVENUE, 46TH FLOOR, NEW YORK, NEW YORK 10166 (212) 681-3000



                                 Distributed by:
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202



================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

================================================================================


                                   MAY 1, 2003

FFTW Funds, Inc. (the "Fund") is a no-load, open-end management investment company managed by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser" or "FFTW, Inc."). The Fund currently consists of eighteen portfolios (each a "Portfolio") as described below:



        PROSPECTUS                             PROSPECTUS
   -----------------------------        -----------------------------


     Mortgage LIBOR                        U.S. Short-Term
     Asset-Backed                          Limited Duration
     High Yield                            Mortgage-Backed
     Enhanced Equity Markets               Worldwide
     U.S. Treasury                         Worldwide Core
     U.S. Corporate                        International
     Broad Market                          Emerging Markets
     International Corporate               U.S. Inflation-Indexed
     Global High Yield                     (formerly, Inflation-Indexed Hedged)
                                           Global Inflation-Indexed Hedged
                                           (formerly, Inflation-Indexed)

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Portfolios' Prospectuses dated May 1, 2003 (as amended from time to time). Financial Statements are incorporated by reference into this SAI from the Fund's Annual Report. You can get a free copy of a Prospectus or the Fund's most recent Annual or Semi-Annual Report by contacting the Fund at (800) 247-0473. This SAI incorporates the Prospectuses by reference.

                                    CONTENTS



                                                                        PAGE
Overview of the Fund                                                     3
History of the Fund                                                      3
Organization of the Fund                                                 3
Management of the Fund                                                   4
Principal Securities Holders                                            13
Distribution of Fund Shares                                             17
Supplemental Portfolio Information                                      17
Supplemental Investment Information                                     19
Supplemental Description of Investments                                 19
Supplemental Description of Investment Techniques                       26
Supplemental Discussion of Risks                                        26
Supplemental Hedging Techniques                                         31
Investment Restrictions                                                 41
Portfolio Transactions                                                  46
Securities Valuation                                                    47
Supplemental Tax Considerations                                         48
Shareholder Information                                                 53
Calculation of Performance Data                                         54
Custodian and Accounting Agent                                          58
Transfer and Disbursing Agent                                           58
Legal Counsel                                                           58
Independent Auditors                                                    58
Financial Statements                                                    58
Quality Rating Descriptions                                             58

                              OVERVIEW OF THE FUND

                               HISTORY OF THE FUND


The Fund commenced operations on December 6, 1989. From its inception as a Maryland corporation on February 23, 1989 to September 27, 1989, the Fund's name was "FFTW Institutional Reserves Fund, Inc." From September 27, 1989 to July 22, 1991 the Fund's name was "FFTW Reserves, Inc." On July 22, 1991 the Fund's name was changed to its present name, "FFTW Funds, Inc." The U.S. Short-Term Portfolio commenced operations on December 6, 1989, the Worldwide Portfolio commenced operations on April 15, 1992 and the Worldwide Core Portfolio commenced operations on May 19, 1992. These Portfolios were called the Short-Term Series (and prior to September 18, 1991, the FFTW Institutional Reserves Fund), Worldwide Series and Worldwide-Hedged Series (now known as Worldwide Core Portfolio), respectively. The Limited Duration Portfolio commenced operations on July 26, 1993. The International Portfolio commenced operations on May 9, 1996, the Emerging Markets Portfolio commenced operations on August 12, 1997 and the Mortgage-Backed Portfolio commenced operations on April 29, 1996. The U.S. Inflation-Indexed Portfolio (formerly the Inflation-Indexed Hedged Portfolio) commenced operations on January 2, 2001. The Global Inflation-Indexed Hedged Portfolio commenced operations on January 14, 2003. All other Portfolios of the Fund had not commenced operations as of the date of this SAI. The Board of Directors approved a name change for several Portfolios, eliminating "Fixed Income" from their name. Effective September 11, 1998, the name of the Stable Return Portfolio was changed to Limited Duration Portfolio and the name of the Mortgage Total Return Portfolio was changed to the Mortgage-Backed Portfolio. Effective April 30, 2001 the name of the Worldwide-Hedged Portfolio was changed to Worldwide Core Portfolio. Effective January 1, 2003, the names of the Inflation-Indexed Hedged Portfolio and the Inflation-Indexed Portfolio were changed to the U.S. Inflation-Indexed Portfolio and the Global Inflation-Indexed Hedged Portfolio, respectively.


                        ORGANIZATION OF THE FUND
STOCK ISSUANCE
--------------
The Fund's authorized capital stock consists of 5,000,000,000 shares, each with $.001 par value. Each Portfolio has been allocated 200,000,000 shares, with 1,400,000,000 shares unallocated.

SHAREHOLDER VOTING
------------------
Each Portfolio's shares have equal voting rights--all shareholders have one vote for each share held. All issued and outstanding shares are fully paid and non-assessable, transferable, and redeemable at net asset value at the shareholder's option. Shares have no preemptive or conversion rights.

The Fund's shares have non-cumulative voting rights. Thus, in a Board of Directors election, shareholders holding more than 50% of the voting shares can elect 100% of the Directors if they choose to do so. In such event, the holders of the remaining voting shares (less than 50%) will be unable to elect any person or persons to the Board of Directors.


CROSS PORTFOLIO LIABILITY
-------------------------
No Portfolio of the Fund shall be liable for the obligations of any other Portfolio.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS
-------------------------------
The Fund is managed by its Board of Directors. The Board of Directors is generally responsible for management of the business and affairs of the Fund. The Board of Directors formulates the general policies of the Fund, approves contracts and authorizes Fund officers to carry out the decisions of the Board. The Board of Directors and principal officers of the Fund are listed below together with information on their positions with the Fund, address, date of birth, and principal occupations during the past five years and other principal business affiliations.

DISINTERESTED DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------
                                      TERM OF OFFICE(1)                             NUMBER OF PORTFOLIOS
NAME, ADDRESS, AND    POSITION(S)     AND LENGTH OF      PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX         OTHER DIRECTORSHIPS
DATE OF BIRTH         HELD WITH FUND  TIME SERVED        DURING PAST FIVE YEARS     OVERSEEN BY DIRECTOR    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
John C Head III       Director        Since June         Managing Member of Head                            Chairman of the Board of
c/o FFTW, Inc.                        1989               & Company L.L.C. since              18             ESG Re Limited and a
200 Park Avenue                                          1987.                                              director of other
New York, NY                                                                                                private companies.
DOB: 4/28/48
------------------------------------------------------------------------------------------------------------------------------------
Lawrence B. Krause    Director        Since April 1991   Professor at the                                   Director - PriceSmart
c/o FFTW, Inc.                                           University  of                      18             Inc.
200 Park Avenue                                          California  - San Diego
New York, NY                                             ("UCSD"), La Jolla, CA
DOB: 12/8/29                                             since 1987;  member of
                                                         the Council on Foreign
                                                         Relations and Journal
                                                         of Economic Research.
------------------------------------------------------------------------------------------------------------------------------------
Saul H. Hymans        Director        Since April 1999   Professor of Economics
c/o FFTW, Inc.                                           and Statistics and                  18                     N/A
200 Park Avenue                                          Director of the
New York, NY                                             Research Seminar in
DOB: 2/7/37                                              Quantitative Economics
                                                         at The University of
                                                         Michigan; member of the
                                                         Michigan faculty since
                                                         1964.

------------------------------------------------------------------------------------------------------------------------------------
Andrea Redmond        Director        Since April 1999   Managing Director of                                       N/A
c/o FFTW, Inc.                                           Russell Reynolds                    18
200 Park Avenue                                          Associates, Inc., an
New York, NY                                             executive search firm,
DOB: 2/21/56                                             since 1986.
------------------------------------------------------------------------------------------------------------------------------------


(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

INTERESTED DIRECTORS:

------------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF OFFICE(1)                           NUMBER OF PORTFOLIOS
NAME, ADDRESS, AND      POSITION(S)         AND LENGTH OF      PRINCIPAL OCCUPATION(S)  IN FUND COMPLEX        OTHER DIRECTORSHIPS
DATE OF BIRTH           HELD WITH FUND      TIME SERVED        DURING PAST FIVE YEARS   OVERSEEN BY DIRECTOR   HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Onder John Olcay2       Chairman of the     Since February     Vice Chairman and                               Chairman of the
FFTW, Inc.              Board of Directors  1989, formerly     Managing Director of            18              Board Directors of
200 Park Avenue                             President from     FFTW, Inc. and its                              the following
New York, NY                                1989 to 2002       parent company, Charter                         Boards: Fischer
DOB: 10/28/36                                                  Atlantic Corporation                            Francis Trees &
                                                               since 1983.                                     Watts (Singapore),
                                                                                                               Pte. Ltd., FFTW-KK,
                                                                                                               Tokyo, FFTW Funds
                                                                                                               Selection, FFTW
                                                                                                               Funds Selection II,
                                                                                                               FFTW Mortgage Total
                                                                                                               Return Fund plc, and
                                                                                                               FFTW Global Debt
                                                                                                               Fund plc.











------------------------------------------------------------------------------------------------------------------------------------
Stephen P. Casper(2)    Director, Chief     Chief Executive    Managing Director of                            Director of the
FFTW, Inc.              Executive Officer   Officer and        FFTW, Inc. and its              18              following Boards:
200 Park Avenue         and President       President since    parent company, Charter                         The Depository Trust
New York, NY                                November 2002,     Atlantic Corporation                            & Clearing
DOB: 3/11/50                                formerly Vice      since December 1991;                            Corporation, The
                                            President from     Chief Operating Officer                         Depository Trust
                                            February           of FFTW Inc. and its                            Company, The
                                            2001-November      parent company Charter                          National Securities
                                            2002, Director     Atlantic Corporation                            Clearing
                                            since November     since May 2001.                                 Corporation, The
                                            1997; formerly,                                                    Emerging Markets
                                            Treasurer from                                                     Clearing
                                            October 1990 -                                                     Corporation, The
                                            November 1997                                                      Government
                                                                                                               Securities Clearing
                                                                                                               Corporation, The
                                                                                                               Mortgage-Backed
                                                                                                               Securities Clearing
                                                                                                               Corporation, FFTW
                                                                                                               Funds Selection,
                                                                                                               FFTW Funds Selection
                                                                                                               II, FFTW Diversified
                                                                                                               Alpha Fund Ltd.,
                                                                                                               FFTW Mortgage Total
                                                                                                               Return Fund plc, and
                                                                                                               FFTW Global Debt
                                                                                                               Fund plc.
------------------------------------------------------------------------------------------------------------------------------------


(1) Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Messrs. Olcay and Casper are considered "interested persons" of FFTW Funds, Inc. (the "Fund") as defined in the Investment Company Act of 1940, as amended, because of their positions with FFTW, Inc., the Investment Adviser to the Fund.

PRINCIPAL OFFICERS:
-------------------------------------------------------------------------------------------------------------------------
                                                              TERM OF OFFICE(1)
NAME, ADDRESS, AND                  POSITION(S)               AND LENGTH OF         PRINCIPAL OCCUPATION(S) DURING PAST
DATE OF BIRTH                       HELD WITH FUND            TIME SERVED           FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------
William E. Vastardis                Treasurer and Principal   Treasurer since       Managing Director and Head of Fund
Investors Capital Services, Inc.    Financial Officer         November 1997;        Administration for Investors Capital
33 Maiden Lane, 4th floor                                     formerly,             Services, Inc. since 1992.
New York, NY                                                  Secretary from
DOB: 10/30/55                                                 February 1998 to
                                                              May 2000
-------------------------------------------------------------------------------------------------------------------------
James L. Smith                      Assistant Treasurer       Since February        Director, Mutual Fund Administration,
Investors Bank & Trust                                        2002                  Investors Bank since December 2001;
200 Clarendon Street                                                                Executive Director, USAA Investment
Boston, MA 02116                                                                    Management Company, 1999-2001;
DOB: 10/25/59                                                                       Compliance Office, BISYS Fund
                                                                                    Services, 1996-1999.

-------------------------------------------------------------------------------------------------------------------------
Robin Meister                       Secretary                 Since May 2000        General Counsel of FFTW Inc. since
FFTW, Inc.                                                                          September 1998; Legal Counsel, FFTW,
200 Park Avenue                                                                     Inc. since 1997.
New York, NY
DOB: 11/7/58
-------------------------------------------------------------------------------------------------------------------------
Jill Grossberg                      Assistant Secretary       Since May 2000        Director, Mutual Fund Administration,
Investors Bank & Trust                                                              Investors Bank since April 2000,
200 Clarendon Street                                                                Associate Counsel, Putnam
Boston, MA 02116                                                                    Investments, Inc. from 1995-2000.
DOB: 4/26/46
-------------------------------------------------------------------------------------------------------------------------


(1) Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

No employee of the Investment Adviser, Investors Bank & Trust Company ("Investors Bank"; the "Custodian"; or the "Transfer Agent") or Investors Capital Services, Inc. ("Investors Capital" or the "Administrator") receives compensation from the Fund for acting as an officer or director of the Fund. FFTW Funds, Inc. pays each director who is not a director, officer or employee of the Investment Adviser, Investors Bank or Investors Capital or any of their affiliates, an annual retainer of $40,000 which is paid in quarterly installments. The lead independent Director, who receives additional compensation of $10,000 on an annual basis, which is paid quarterly.



DIRECTOR'S COMPENSATION TABLE FISCAL YEAR ENDED DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------------
                           AGGREGATE        PENSION OR             ESTIMATED          TOTAL COMPENSATION
                           COMPENSATION     RETIREMENT BENEFITS    ANNUAL             FROM REGISTRANT
                           FROM             ACCRUED AS PART        BENEFITS UPON      AND FUND COMPLEX
DIRECTOR                   REGISTRANT       OF FUND EXPENSES       RETIREMENT         PAID TO DIRECTORS
--------                   ----------       ----------------       ----------         -----------------
John C Head III*            $46,875             $0                    $0                  $46,875
----------------------------------------------------------------------------------------------------------
Saul H. Hymans              $37,500             $0                    $0                  $37,500
----------------------------------------------------------------------------------------------------------
Lawrence B. Krause          $37,500             $0                    $0                  $37,500
----------------------------------------------------------------------------------------------------------
Andrea Redmond              $37,500             $0                    $0                  $37,500
----------------------------------------------------------------------------------------------------------
Stephen P. Casper**              $0             $0                    $0                       $0
----------------------------------------------------------------------------------------------------------
Onder John Olcay**               $0             $0                    $0                       $0
----------------------------------------------------------------------------------------------------------
*    Lead Independent Director
**   Received no compensation from the Fund.
----------------------------------------------------------------------------------------------------------


By virtue of the responsibilities assumed by the Investment Adviser, Investors Bank and Investors Capital and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

Directors and officers of the Fund collectively owned less than 1% of the Fund's outstanding shares as of April 1, 2003.

DIRECTORS' SHARE OWNERSHIP IN THE FUND AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                 DOLLAR RANGE OF EQUITY SECURITIES IN EACH   SECURITIES IN THE PORTFOLIOS OF THE
NAME OF DIRECTOR                 PORTFOLIO OF THE FUND                       FUND
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------
John C Head III                  None                                        None
------------------------------------------------------------------------------------------------------------------
Lawrence B. Krause               None                                        None
------------------------------------------------------------------------------------------------------------------
Saul H. Hymans                   None                                        None
------------------------------------------------------------------------------------------------------------------
Andrea Redmond                   None                                        None
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------
Stephen P. Casper                (International Portfolio);                  $50,000 - $100,000
                                 $50,000 - $100,000
------------------------------------------------------------------------------------------------------------------
Onder John Olcay                 None                                        None
------------------------------------------------------------------------------------------------------------------



As of December 31, 2002, neither the Independent Directors nor any of their immediate family members owned any securities issued by FFTW, Inc., Charter Atlantic Corporation, Quasar Distributors, LLC or any other company controlling, controlled by or under common control with FFTW, Inc., Charter Atlantic Corporation or Quasar Distributors, LLC, except as noted above.

COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------

The Board of Directors has an Audit Committee and Nominating Committee, each of which is comprised of all of the Directors who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund. Currently, Messrs. Head, Hymans, Krause and Ms. Redmond comprise both the Audit and Nominating Committees.

The Nominating Committee, pursuant to a Nominating Committee Charter, adopted by the Board, nominates Independent Directors for election to the Fund's Board of Directors. The Nominating Committee met once during the fiscal year ended December 31, 2002. The Nominating Committee will not consider nominees recommended by shareholders. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, recommends the selection and compensation of the Fund's accounting firm, pre-approves all audit and non-audit services, oversees the Fund's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; ascertains the independence of the Fund's independent auditors; and acts as liaison between the Fund's independent auditors and the full Board of Directors. The Audit Committee met four times during the fiscal year ended December 31, 2002.


CODE OF ETHICS
--------------
The Fund, Investment Adviser and the Distributor have each adopted a Code of Ethics (each a "Code"; collectively, the "Codes") under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Fund, who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Portfolio. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Portfolio, subject to restrictions on investment practices that may conflict with the interests of a Portfolio.

INVESTMENT ADVISER AND SUB-ADVISER AGREEMENTS
---------------------------------------------
The Fund has a separate advisory agreement with respect to each Portfolio. The Fund also has a separate sub-advisory agreement with respect to certain of the

Portfolios. Pursuant to their terms, the advisory agreements between the Fund and the Investment Adviser (the "Advisory Agreements") and the sub-advisory agreements (the "Sub-advisory Agreements") between the Investment Adviser and its affiliate, Fischer Francis Trees & Watts (the "Sub-adviser"), remain in effect for two years following their date of execution. Thereafter, such agreements will automatically continue for successive annual periods, provided that they are specifically approved at least annually by the Board of Directors or by the vote of a majority of a Portfolio's outstanding shares (as defined in the 1940 Act) voting as a single class, provided, that in either event, the continuance is also approved by:

a. at least a majority of the Board of Directors who are not "interested persons"(as defined in the 1940 Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval; and

b.   the Investment Adviser (Sub-Adviser).

The Independent Directors of the Board consider a number of factors when approving the Advisory and Sub-Advisory Agreements at an annual meeting called specifically for that purpose. At the most recent meeting at which the current Advisory and Sub-Advisory Agreements were approved, the Directors carefully considered the following items: (i) the compensation paid to the Investment Adviser and the Sub-Adviser by each Portfolio of the Fund; (ii) the fiduciary duty owed by the Investment Adviser and Sub-Adviser to each Portfolio of the Fund with respect to such compensation; (iii) the services performed by the Investment Adviser/Sub-Adviser and the Investment Adviser/Sub-Adviser's expertise with respect to those services; and (iv) the Investment Adviser/Sub-Adviser's profitability.


Each Advisory and Sub-Advisory Agreement is terminable without penalty:

a.   on not less than 60 days' notice by the Board of Directors,

b. by a vote of the holders of a majority of the relevant Portfolio's outstanding shares voting as a single class, or

c. upon not less than 60 days' notice by the Investment Adviser or the Sub-Adviser.

Each Advisory and Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

INVESTMENT ADVISER'S/SUB-ADVISER'S PAYMENT OF FUND EXPENSES
-----------------------------------------------------------
The Investment Adviser pays all of its expenses arising from its performance obligations pursuant to the Advisory Agreements, including all executive salaries and expenses of the Fund's directors,


a.   officers employed by the Investment Adviser or its affiliates; and

b.   the office rent of the Fund.

The Investment Adviser pays all of the fees payable to its affiliate as Sub-Adviser. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.


FUND'S PAYMENT OF FUND EXPENSES
-------------------------------
Subject to the expense reimbursement provisions described in the Prospectus under "Fee Table," other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation:

a.  brokerage commissions,                 h.  expenses of printing and
                                               distributing reports to
b.  insurance premiums and extraordinary       shareholders,
    expenses such as litigation expenses,
                                           i.  expenses of printing and filing
                                               reports and other documents
                                               filed with governmental agencies,

c.  fees and expenses of independent       j.  notices and proxy materials to
    attorneys,                                 existing shareholders,

d.  auditors,                              k.  interest,

e.  custodians,                            l.  expenses of annual and special
                                               shareholders' meetings,


f.  administrators,

g.  expenses of registering and            m.  fees and expenses of directors of
    qualifying shares of the Fund under        the Fund who are not employees of
    federal and state laws and                 the Investment Adviser or its
    regulations,                               affiliates.


PORTFOLIOS' PAYMENT OF FUND EXPENSES
------------------------------------
Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser a monthly advisory fee (U.S. Short-Term and Worldwide Portfolios pay their fees quarterly) which is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month (quarter):

-------------------------------------------------------------------------------
                                                               CURRENT
                                      INVESTMENT              INVESTMENT
               ACTIVE                  ADVISORY           ADVISORY FEE AFTER
              PORTFOLIO            FEE PER AGREEMENT    VOLUNTARY FEE WAIVER*
-------------------------------------------------------------------------------

U.S. Short-Term                          0.30%                  0.15%
Limited Duration                         0.35%                  0.15%
Mortgage-Backed                          0.30%                  0.10%
Worldwide                                0.40%                  0.40%
Worldwide Core                           0.40%                  0.25%
International                            0.40%                  0.40%
Emerging Markets                         0.75%                  0.75%
U.S. Inflation-Indexed**                 0.40%                  0.20%
Global Inflation-Indexed Hedged***       0.40%                  0.20%


-------------------------------------------------------------------------------
                                      INVESTMENT
              INACTIVE                 ADVISORY
              PORTFOLIO            FEE PER AGREEMENT
-------------------------------------------------------------------------------

Mortgage LIBOR                           0.30%
Asset-Backed                             0.10%
High Yield                               0.40%
Enhanced Equity Market                   0.35%
U.S. Treasury                            0.30%
U.S. Corporate                           0.10%
Broad Market                             0.35%
International Corporate                  0.10%
Global High Yield                        0.50%

* Management fees for all Portfolios, except Worldwide Portfolio, the International Portfolio and the Emerging Markets Portfolio, show management fee rates after the voluntary fee waiver. Such voluntary fee waivers may be terminated at any time.

** The U.S. Inflation-Indexed Portfolio was formerly known as the Inflation-Indexed Hedged Portfolio.

*** The Global Inflation-Indexed Hedged Portfolio did not pay advisory fees for the year ended December 31, 2002 because it had not commenced operations.

For the last three fiscal years, the amount of advisory fees (net of waivers and reimbursements) paid by each Portfolio were as follows:

-------------------------------------------------------------------------------------------------------------------
                                 YEAR ENDED                      YEAR ENDED                     YEAR ENDED
PORTFOLIO NAME                   DECEMBER 31, 2002               DECEMBER 31, 2001              DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
U.S. Short-Term                       $210,640                      $ 287,138                       $ 746,934
-------------------------------------------------------------------------------------------------------------------
Limited Duration                       154,245                        135,122                         108,182
-------------------------------------------------------------------------------------------------------------------
Mortgage-Backed                        225,124                        285,762                         319,394
-------------------------------------------------------------------------------------------------------------------
Worldwide                              636,326                        675,435                         456,491
-------------------------------------------------------------------------------------------------------------------
Worldwide Core                         390,294                        523,977                         535,465
-------------------------------------------------------------------------------------------------------------------
International                          347,317                        408,202                         384,114
-------------------------------------------------------------------------------------------------------------------
Emerging Markets                       185,739                        371,218                         601,452
-------------------------------------------------------------------------------------------------------------------
U.S. Inflation-Indexed*                108,436                         15,308                             N/A
-------------------------------------------------------------------------------------------------------------------
Global Inflation-Indexed
Hedged**                                   N/A                            N/A                             N/A
-------------------------------------------------------------------------------------------------------------------



*    The U.S. Inflation-Indexed Portfolio, formerly known as the
     Inflation-Indexed Hedged Portfolio, commenced operations on January 2,
     2001.

** The Global Inflation-Indexed Hedged Portfolio had not commenced operations as of December 31, 2002.


ADMINISTRATION AGREEMENT
------------------------


Pursuant to an Administration Agreement dated February 1, 1995, as amended May 29, 1998, Investors Capital serves as the Fund's Administrator. Investors Capital (with assistance from its affiliate, Investors Bank) assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including: custodial, transfer agent, dividend disbursing, accounting, auditing, compliance and related services. Pursuant to its terms, the Administration Agreement between the Fund and Investors Capital, a Delaware corporation, will automatically continue for successive annual periods subject to the approval of the Fund's Board of Directors.


The Fund pays Investors Capital a monthly fee at an annual rate of 0.07% of the Fund's average daily net assets on the first $350 million, 0.05% thereafter up to $2 billion, 0.04% thereafter up to $5 billion, and 0.03% on assets over $5 billion. The Fund also reimburses Investors Capital for certain costs. In addition, the Fund has agreed to pay Investors Capital an incentive fee for reducing a Portfolio expense ratio of one or more of the Fund's Portfolios below a specified expense ratio. The maximum incentive fee is 0.02% of the average daily net assets of a Portfolio.


For the last three fiscal years, the administration fees (net of waivers and reimbursements) paid by each Portfolio were as follows:



------------------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED                      YEAR ENDED                     YEAR ENDED
PORTFOLIO NAME                                     DECEMBER 31, 2002               DECEMBER 31, 2001              DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
U.S. Short-Term                                          $95,786                      $ 111,609                       $ 210,558
------------------------------------------------------------------------------------------------------------------------------------
Limited Duration                                          77,498                         68,756                          49,452
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed                                          160,955                        190,759                         167,821
------------------------------------------------------------------------------------------------------------------------------------
Worldwide                                                 93,223                        104,008                          60,652
------------------------------------------------------------------------------------------------------------------------------------
Worldwide Core                                            96,611                        130,408                         130,668
------------------------------------------------------------------------------------------------------------------------------------
International                                             59,198                         73,704                          56,464
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                          19,154                         39,896                          58,147
------------------------------------------------------------------------------------------------------------------------------------
U.S. Inflation-Indexed *                                  34,568                         12,933                             N/A
------------------------------------------------------------------------------------------------------------------------------------
Global Inflation-Indexed
Hedged**                                                     N/A                            N/A                             N/A
------------------------------------------------------------------------------------------------------------------------------------



*    The U.S. Inflation-Indexed Portfolio, formerly known as the
     Inflation-Indexed Hedged Portfolio, commenced operations on January 2,
     2001.

** The Global Inflation-Indexed Hedged Portfolio had not commenced operations as of December 31, 2002.

                          PRINCIPAL SECURITIES HOLDERS


All shares of each Portfolio listed in this section are Common Stock, $0.01 per share. Persons who own 25% or more of the outstanding shares of a Portfolio may be deemed "control persons" (as such term is defined in the 1940 Act) and may take actions without the approval of the other shareholders of a Portfolio. As of April 1, 2003, the following persons held 5% or more of the outstanding shares of each Portfolio as indicated below.

As of April 1, 2003, the Investment Adviser had discretionary Advisory Agreements with shareholders of the Fund, representing 42% of the Fund's total net assets and therefore may be deemed to be a "control person" of the Fund as such term is defined in the 1940 Act.


                            U.S. SHORT-TERM PORTFOLIO
                            -------------------------


NAME AND ADDRESS OF BENEFICIAL OWNER                      PERCENT OF PORTFOLIO
------------------------------------                      --------------------

THE DOW CHEMICAL COMPANY                                         35.43%
EMPLOYEE RETIREMENT PLAN
DORINCO 100
MIDLAND, MI 48674

MONSANTO SAVINGS AND INVESTMENT PLAN'S                           16.66%
(SIP) FIXED INCOME FUND CASH BUFFER
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE,  46TH FLOOR
NEW YORK,  NY  10166

MONSANTO COMPANY MASTER TRUST                                    14.20%
C/O FISCHER FRANCIS TREES & WATTS,  INC.
200 PARK AVENUE,  46TH FLOOR
NEW YORK,  NY  10166

HARBOUR CAPITAL GROUP TRUST FOR DEFINED                           6.52%
BENEFITS PLANS
C/O FISCHER FRANCIS TREES & WATTS,  INC.
200 PARK AVENUE,  46TH FLOOR
NEW YORK,  NY  10166



                           LIMITED DURATION PORTFOLIO
                           --------------------------

NAME AND ADDRESS OF BENEFICIAL OWNER                      PERCENT OF PORTFOLIO
------------------------------------                      --------------------

FIDELITY INVESTMENTS INSTITUTIONAL                               28.92%
OPERATIONS CO., INC.
FIIOC AS AGENT FOR CERTAIN EMPLOYEE

BENEFIT PLANS
100 MAGELLAN WAY (KW1C)
COVINGTON, KY 41017-1987


Charles Schwab & Co, Inc.                                        21.02%
101 Montgomery Street
San Francisco, CA 94104

ROCKDALE HEALTH SYSTEM INC.                                      18.37%
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

WELLS FARGO BANK MINNESOTA NA                                    12.01%
PO BOX 1533
MINNEAPOLIS, MN 55480

CORPORATION FOR SUPPORTIVE HOUSING                                8.92%
50 BROADWAY, SUITE 1700
NEW YORK, NY 10004

                            MORTGAGE-BACKED PORTFOLIO
                            -------------------------

NAME AND ADDRESS OF BENEFICIAL OWNER                      PERCENT OF PORTFOLIO
------------------------------------                      --------------------

INTERNATIONAL BANK FOR RECONSTRUCTION                            28.88%
AND DEVELOPMENT RETIREMENT STAFF
BENEFITS PLAN
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVE, 46TH FLOOR
NEW YORK, NY 10166

THE NORTHERN TRUST CO                                            26.02%
U/A DTD 4/1/93
FBO MONSATO DEFINED CONTRIBUTION AND
EMPLOYEE STOCK OWNERSHIP TRUST
PO BOX 92956
CHICAGO, IL 60675

HARBOR CAPITAL GROUP TRUST FOR                                   17.82%
DEFINED BENEFIT PLANS
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

INTERNATIONAL BANK FOR RECONSTRUCTION                            16.33%
AND DEVELOPMENT STAFF RETIREMENT PLAN
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVE, 46TH FLOOR
NEW YORK, NY 10166

Skillman Foundation                                               6.63%
C/o Fischer, Francis, Trees & Watts, Inc.
200 Park Avenue, 46th floor
New York, NY 10166

                               WORLDWIDE PORTFOLIO
                               -------------------

NAME AND ADDRESS OF BENEFICIAL OWNER                      PERCENT OF PORTFOLIO
------------------------------------                      --------------------

H E B INVESTMENT & RETIREMENT PLAN TRUST                         30.14%
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

BOST & CO.                                                       23.26%
P.O. BOX 3198
PITTSBURGH, PA 15230-3198

ANGLERBASS & CO.                                                  8.36%
200 NEWPORT AVE.
7TH FLOOR
NORTH QUINCY, MA 02171

CHRISTIAN CHURCH FOUNDATION                                       8.20%
COMMON BALANCED FUND
P.O. BOX 1986
INDIANAPOLIS, IN 46206-1986

GENEVA REGIONAL HEALTH SYSTEM, INC.                               7.06%
196 NORTH STREET
GENEVA, NY 14456

CHRISTIAN CHURCH FOUNDATION                                       5.30%
BEASLEY GROWTH FUND
P.O. BOX 1986
INDIANAPOLIS, IN 46206-1986

                            WORLDWIDE CORE PORTFOLIO
                            ------------------------

NAME AND ADDRESS OF BENEFICIAL OWNER                      PERCENT OF PORTFOLIO
------------------------------------                      --------------------

MITRA & CO.                                                      35.30%
1000 North Water Street
14th floor
MILWAUKEE, WI 53202

U.S. Trust Company                                               21.85%
FBO Community Foundation Silicon Valley
4380 SW MACADAM, Suite 450
Portland, OR 97201

WENDEL & CO.
A/C 706020                                                       17.35%
THE BANK OF NEW YORK MUTUAL FUND/REORG DEPT.
P.O. BOX 1066, WALL STREET STATION
NEW YORK, NY 10268

NATIONAL FINANCIAL SERVICES CORPORATION                          12.28%
200 LIBERTY ST. 1 FINANCIAL CENTER
NEW YORK, NY 10281

REHO & CO                                                         7.47%
FBO DIOCESE OF ROCHESTER
PO BOX 1377
BUFFALO, NY 14240

                             INTERNATIONAL PORTFOLIO
                             -----------------------

NAME AND ADDRESS OF BENEFICIAL OWNER                      PERCENT OF PORTFOLIO
------------------------------------                      --------------------

EVELYN AND WALTER HAAS, JR. FUND                                 34.07%
THE LANDMARK
ONE MARKET SUITE 400
SAN FRANCISCO, CA  94105

FIDELITY INVESTMENTS ISTITUTIONAL                                13.66
OPERATIONS CO INC
FIIOC AS AGENT FOR CERTAIN EMPLOYEE
BENEFITS PLANS
100 MAGELLAN WAY
COVINGTON, KY 41015-1987

JEWISH FEDERATION OF METRO CHICAGO                               10.93%
JEFFREY C, KING CONTROLLER
1 SOUTH FRANKLIN STREET, #625
CHICAGO, IL 60606

MAC & COMPANY                                                    10.44%
P.O. BOX 3198
PITTSBURGH, PA 15230-3198

NORTHERN TRUST COMPANY                                            7.45%
PO BOX 92956
801 SOUTH CANAL
CHICAGO, IL 60675


                           EMERGING MARKETS PORTFOLIO
                           --------------------------

NAME AND ADDRESS OF BENEFICIAL OWNER                      PERCENT OF PORTFOLIO
------------------------------------                      --------------------

PENNSYLVANIA PUBLIC SCHOOL EMPLOYEES                             50.13%
RETIREMENT SYSTEM
PO BOX 125
HARRISBURG, PA 17108-0125

SAN FRANCISCO CITY & COUNTY EMPLOYEES                            34.15%
RETIREMENT SYSTEM
C/O FISHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

EVELYN AND WALTER HAAS, JR. FUND                                  5.29%
THE LANDMARK
ONE MARKET SUITE 400
SAN FRANCISCO, CA  94105

                        U.S. INFLATION-INDEXED PORTFOLIO
                        --------------------------------
                 (FORMERLY, INFLATION-INDEXED HEDGED PORTFOLIO)
                 ----------------------------------------------

NAME AND ADDRESS OF BENEFICIAL OWNER                      PERCENT OF PORTFOLIO
------------------------------------                      --------------------

MCKINSEY MASTER RETIREMENT TRUST                                 65.81%
MCKINSEY & COMPANY, INC.
114 WEST 47TH STREET, 20TH FLOOR
NEW YORK, NY 10036

MCKINSEY MASTER RETIREMENT TRUST                                 21.50%
TREASURY INFLATION PROTECTED SECURITIES
(TIPS) PORTFOLIO
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVE, 46TH FLOOR
NEW YORK, NY 10166

MCKINSEY MASTER RETIREMENT TRUST                                 12.67%
ATTN JAMES FARRELL
114 WEST 47TH STREET, 20TH FLOOR
NEW YORK, NY 10036

                    GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO
                    -----------------------------------------
                     (FORMERLY, INFLATION-INDEXED PORTFOLIO)

MCKINSEY MASTER RETIREMENT TRUST                                 74.72%
TREASURY INFLATION PROTECTED SECURITIES
(TIPS) PORTFOLIO
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVE, 46TH FLOOR
NEW YORK, NY 10166

MCKINSEY MASTER RETIREMENT TRUST                                 25.27%
ATTN JAMES FARRELL
114 WEST 47TH STREET, 20TH FLOOR
NEW YORK, NY 10036


                           DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by Quasar Distributors, LLC ("Quasar"), pursuant to a Distribution Agreement dated as of October 1, 2001, by and among the Fund, Investors Bank and Quasar. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank pays the distribution fees and FFTW pays all other fees and expenses related to distribution. The Fund and Quasar have agreed to indemnify one another against certain liabilities.

Investors should note that not every Portfolio of FFTW Funds, Inc. listed in the Prospectus is registered in every state. If a Portfolio is not registered in your state, you may not purchase shares of that Portfolio.

                       SUPPLEMENTAL PORTFOLIO INFORMATION
                               PORTFOLIO TURNOVER


Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. High portfolio turnover may involve greater brokerage commissions and transactions costs, which will be paid by a Portfolio. In addition, high turnover rates may result in increased short-term capital gains. Portfolio transactions are undertaken with the objective of either reducing risk or improving return and such transactions involve highly liquid securities with relatively low transaction costs. The following table represents each Portfolio's portfolio turnover rate for the two previous fiscal years ended December 31, 2002 and 2001.

-------------------------------------------------------------------------------
                                       YEAR ENDED             YEAR ENDED
PORTFOLIO NAME                       DECEMBER 31, 2002      DECEMBER 31, 2001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Short-Term                           282%                  158%
-------------------------------------------------------------------------------
Limited Duration                          110%                  209%
-------------------------------------------------------------------------------
Mortgage-Backed                           601%                  523%
-------------------------------------------------------------------------------
Worldwide                                 585%                  618%
-------------------------------------------------------------------------------
Worldwide Core                            565%                  615%
-------------------------------------------------------------------------------
International                             334%                  659%
-------------------------------------------------------------------------------
Emerging Markets                          207%                  421%
-------------------------------------------------------------------------------
U.S. Inflation-Indexed                    140%                   74%
-------------------------------------------------------------------------------
Global Inflation-Indexed Hedged*          N/A                    N/A
-------------------------------------------------------------------------------



* The Global Inflation-Indexed Hedged Portfolio had not commenced operations as of December 31, 2002.



                         ANTICIPATED PORTFOLIO TURNOVER


The following table represents each Portfolio's anticipated portfolio turnover ranges for those portfolios that have not yet commenced operations as of December 31, 2002.


--------------------------------------------------------------------------------
PORTFOLIO NAME                               ANTICIPATED PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
Mortgage LIBOR Portfolio                     Between 500% and 1,000% per year
--------------------------------------------------------------------------------
Asset-Backed Portfolio                       Between 500% and 1,000% per year
--------------------------------------------------------------------------------
High Yield Portfolio                         Between 500% and 1,000% per year
--------------------------------------------------------------------------------
Enhanced Equity Portfolio                    Between 500% and 1,000% per year
--------------------------------------------------------------------------------
U.S. Treasury Portfolio                      Between 500% and 1,000% per year
--------------------------------------------------------------------------------
U.S. Corporate Portfolio                     Between 500% and 1,000% per year
--------------------------------------------------------------------------------
Broad Market Portfolio                       Between 500% and 1,000% per year
--------------------------------------------------------------------------------
International Corporate Portfolio            Between 500% and 1,000% per year
--------------------------------------------------------------------------------
Global High-Yield Portfolio                  Between 500% and 1,000% per year
--------------------------------------------------------------------------------
Global Inflation-Indexed Hedged Portfolio    Between 500% and 1,000% per year
--------------------------------------------------------------------------------

                            MORTGAGE LIBOR PORTFOLIO

The term "LIBOR" is an acronym for London InterBank Offered Rate. LIBOR is the rate that most creditworthy international banks dealing in Eurodollars charge each other for large loans. LIBOR is used as the base for other large Eurodollar loans to less creditworthy corporations and governments. For purposes of this Portfolio, home equity loans are considered mortgage-backed securities.

                            U.S. SHORT-TERM PORTFOLIO


Shares of the U.S. Short-Term Portfolio are not guaranteed by the U.S. government. The U.S. Short-Term Portfolio is not a money market fund, and may engage in investments not permitted by money market funds under applicable regulations.

                             U.S. TREASURY PORTFOLIO


In most jurisdictions, investors in this Portfolio will earn income exempt from state and local tax. Consult with a tax adviser to determine if your state and local tax laws exempt income derived from U.S. Treasury mutual fund portfolios. Shares of the U.S. Treasury Portfolio are not guaranteed by the U.S. government.


                       SUPPLEMENTAL INVESTMENT INFORMATION

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS


The different types of securities in which the Portfolios may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "Investment Information." Additional information concerning the characteristics of certain of the Portfolios' investments is set forth below.


U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES
---------------------------------------------------
U.S. Treasury and U.S. government agency securities differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. While U.S. government agency securities are issued under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities.

FOREIGN GOVERNMENT AND INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES
------------------------------------------------------------------------
Obligations issued by foreign governmental entities have various kinds of government support. They include obligations issued or guaranteed by foreign governmental entities with taxing powers, and those issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government, or several foreign governments. Examples of international and supranational entities include the following:

a.   International Bank for Reconstruction and Development;


b.   European Steel and Coal Community;


c.   Asian Development Bank;

d.   European Bank for Reconstruction and Development; and

e.   Inter-American Development Bank.


The governmental members, or "shareholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

BANK OBLIGATIONS
----------------
Each Portfolio limits its U.S. bank obligation investments to U.S. banks meeting the Investment Adviser's creditworthiness criteria. Each applicable Portfolio limits its investments in foreign bank obligations to foreign banks (including U.S. branches of foreign banks) meeting the Investment Adviser's or the Sub-Adviser's investment quality standards. Generally, such foreign banks must be comparable to obligations of U.S. banks in which each Portfolio may invest.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
--------------------------------------------
When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. In a reverse repurchase, a Portfolio sells securities it holds to a vendor with the agreement that it will repurchase the securities at the same price plus interest at a later date. Reverse repurchases may be characterized as borrowings secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities for which there is an active repurchase market. Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organisation for Economic Cooperation and Development ("OECD"). The member countries of the OECD are: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

DOLLAR ROLL TRANSACTIONS
------------------------
Dollar roll transactions occur when a Portfolio sells mortgage-backed securities to a bank or dealer (the "counterparty") along with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a predetermined forward price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The forward (purchase) price may be higher or lower than the sale price, depending on the projected interim cash flows and the financing rate for the securities during the period. Dollar rolls may be renewed over a period of several months with a new sale and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. The transaction may be preceded by a firm commitment agreement, pursuant to which the Portfolio agrees to buy a security on a future date. To prevent the Portfolio from using dollar roll transactions as a means of adding leverage beyond allowable limits, cash, U.S. government securities or other appropriate securities will be segregated in an amount sufficient to meet its purchase obligations under the transactions.

Dollar roll transactions are similar to reverse repurchase agreements in that they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while the Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received plus the interest the Portfolio receives by reinvesting the cash. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

MORTGAGE-BACKED SECURITIES
--------------------------
Mortgage-backed securities (MBS) can be issued in multiple classes. Such securities are called multi-class mortgage-backed securities and the classes are often referred to as "tranches." MBS securities are issued at a specific fixed or floating coupon rate and have a stated maturity or final distribution date. Principal prepayment on the underlying assets may cause the MBS to be retired substantially earlier than its stated maturity or final distribution date. Interest is paid or accrues on all or most classes of the MBS on a periodic basis, typically monthly or quarterly. The principal and interest on the underlying assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the underlying assets are applied to the classes of a series of a MBS in the order of their respective stated maturities. In this type of structure, no payment of principal will be made on any MBS class until all other classes having an earlier stated maturity have been paid in full.

OTHER ASSET-BACKED SECURITIES
-----------------------------
The Investment Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be developed and offered to investors in the future. Certain asset-backed securities have already been offered to investors, including securities backed by automobile loans and credit card receivables. Consistent with each Portfolio's investment objectives and policies, a Portfolio may invest in other types of asset-backed securities as they become available.

ZERO COUPON SECURITIES AND CUSTODIAL RECEIPTS
---------------------------------------------
Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes whose unmatured interest coupons and scheduled principal repayments have been separated by their holder. A holder, typically a custodian bank or investment brokerage firm, separates the interest coupons ("coupon") from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have "stripped" the interest coupons and resold them in custodial receipt programs under names such as "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the beneficial owners. Counsel to the underwriters of these securities have stated that for Federal tax and securities law purposes, purchasers of such certificates, such as a Portfolio, will most likely be deemed the beneficial holders of the underlying U.S. Treasury securities.


Recently, the Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Under the STRIPS program, a Portfolio can have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of holding certificates or other evidences of ownership of the underlying U.S. Treasury securities.


When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

LOAN PARTICIPATIONS AND ASSIGNMENTS
-----------------------------------
A loan participation and/or assignment is an interest in a fixed or floating rate loan arranged through private negotiations between an entity whose securities a Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in loans in the form of assignments of all or a portion of loans from third parties or in the form of participations. When a Portfolio purchases an assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Investment Adviser to be creditworthy.

VARIABLE AMOUNT MASTER DEMAND NOTES
-----------------------------------
Variable amount master demand notes are investments of fluctuating amounts and varying interest rates made pursuant to direct arrangements between a Portfolio (as lender) and a borrower. These notes are generally non-transferable, and are not ordinarily rated by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

CURRENCY-INDEXED NOTES
----------------------
A currency-indexed note makes interest and principal payments in the currency in which it is denominated. The amount of principal payable by the issuer at maturity, however, will fluctuate in response to changes in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. In selecting the two currencies with respect to which currency-indexed notes are adjusted, the Investment Adviser and the Sub-Adviser will consider the correlation and relative yields of various currencies. Each Portfolio will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES
-----------------------------------------
Principal exchange rate linked securities (or "PERLs") are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency. The return on standard PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar. PERLs are adversely affected by increases in the foreign exchange value of the U.S. dollar. Reverse PERLs differ from standard PERLs in that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of the foreign currency. Security interest payments are generally made in U.S. dollars at rates reflecting the degree of foreign currency risk assumed or given up by the note's purchaser.

PERFORMANCE INDEXED PAPER
-------------------------
Performance indexed paper (or "PIPs") is U.S. dollar-denominated commercial paper whose yield is linked to certain foreign exchange rate movements. The investor's yield on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency. This yield is within a stipulated range of return at the time the obligation was purchased, lying within a guaranteed minimum rate below and a potential maximum rate above market yields on U.S. dollar-denominated commercial paper. Both the minimum and maximum rates of return correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

OTHER FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES
--------------------------------------------------
Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, a Portfolio may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. The Portfolio's Investment Adviser or Sub-Adviser bases its decision to invest in any foreign currency exchange-related securities on the same general criteria applicable to any debt security. This includes the Portfolio's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure.

SECURITIES DENOMINATED IN MULTI-NATIONAL CURRENCY UNITS OR MORE THAN ONE
------------------------------------------------------------------------
CURRENCY
--------
Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although they are issued by a governmental entity, corporation or financial institution of another nation.

FOREIGN CURRENCY WARRANTS
-------------------------
Foreign currency warrants such as currency exchange warrants ("CEWs") are warrants entitling the holder to receive a cash amount from their issuer (generally in U.S. dollars for warrants issued in the United States). This cash amount is calculated pursuant to a predetermined formula, based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants are generally exercisable when issued and expire at a specified date and time. They have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (i.e., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are subject to other risks associated with foreign securities, including risks arising from political or economic factors.

INFLATION-INDEXED SECURITIES
----------------------------
Inflation-indexed securities are linked to the inflation rate from worldwide bond markets such as the U.S. Treasury's "inflation-protection" issues. Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program.

In addition to the U.S. Treasury's issues, inflation-indexed securities have been issued by sovereign countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom in their respective currencies. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

MUNICIPAL INSTRUMENTS
---------------------
Municipal notes include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds may be issued to raise money for various public purposes, and include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

Municipal obligation interest rates can be floating, variable or fixed. The values of floating and variable rate obligations are generally more stable than those of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights permitting a Portfolio to sell them upon short notice at par value plus accrued interest. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit (conditional commitments to lend) or letters of credit (which are ordinarily irrevocable) issued by domestic banks or foreign banks having a United States branch, agency or subsidiary. When considering whether an obligation meets a Portfolio's quality standards, the Investment Adviser will look at the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself.


Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such "private activity" bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects.


DERIVATIVE SECURITIES
---------------------

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include:

a. SWAPS
Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that both represent commitments to pay and receive funds. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies.

b. CAPS, FLOORS AND COLLARS
An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is the purchase or sale of a foreign currency on a future specified date at a pre-determined exchange rate, in order to hedge the currency exchange risk associated with assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Portfolios. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. FUTURES CONTRACTS
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying asset and the seller to sell it. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited.

e. OPTIONS CONTRACTS
An option is a contractual right, but not an obligation, to buy (call) or sell
(put) an asset in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

A Portfolio will not enter into a swap, cap or floor unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

All derivatives require the Portfolio to segregate, in a separate custody account, cash (in any applicable currency), U.S. government securities, or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations under the terms of the derivative contract. When a Portfolio purchases a future or a forward foreign currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the future or forward foreign currency contract. Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

Derivatives are subject to the risk of changes in security prices, and credit risk with respect to the counterparty for derivatives not entered into on a U.S. or foreign exchange. Certain derivatives may also have a leveraging effect that will increase the Portfolio's volatility of returns. A Portfolio may not be able to close out a futures or options position when it would be most advantageous to do so.



                SUPPLEMENTAL DESCRIPTION OF INVESTMENT TECHNIQUES

BORROWING
---------
Each Portfolio may borrow money temporarily from banks when:

a.   it is advantageous to do so in order to meet redemption requests,

b. a Portfolio fails to receive transmitted funds from a shareholder on a timely basis,

c.   the custodian of the Fund fails to complete delivery of securities sold, or

d. a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio.


In addition, each Portfolio may, in effect, borrow money by lending securities through reverse repurchase agreements and/or dollar roll transactions. Securities may be borrowed by engaging in repurchase agreements.

SECURITIES LENDING
------------------
With the exception of U.S. Short-Term, each Portfolio may lend out its investment securities directly (i.e., not through reverse repurchase or dollar roll transactions). The value of these securities may not exceed 33 1/3% of the Portfolio's total assets. Such securities may be lent to banks, brokers and other financial institutions if it receives in return, collateral in cash, U.S. government securities or irrevocable bank stand-by letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may terminate the loans at any time and the relevant Portfolio will then receive the loaned securities within five days. During the loan period, the Portfolio receives the income on the loaned securities and a loan fee, thereby potentially increasing its total return. At the present time, no Portfolio of the Fund participates in a securities lending program.


                        SUPPLEMENTAL DISCUSSION OF RISKS


The risks associated with the different types of securities in which the Portfolios may invest are described in the Prospectus under "Investment Information." Additional information concerning risks associated with certain of the Portfolio's investments is set forth below.

FOREIGN INVESTMENTS
-------------------
Foreign financial markets, while growing in trading volume, have, for the most part, substantially less volume than United States markets. Thus, many foreign company securities are less liquid and their prices are more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of Portfolio assets remains uninvested, earning no return. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in Portfolio losses due to subsequent declines in Portfolio security value or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Comparatively speaking, there is less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. In addition, a foreign government may impose exchange control regulations, which may impact currency exchange rates or the ability to repatriate funds.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is univested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of a Portfolio's securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in values of a Portfolio's securities, decrease in the level of liquidity in a Portfolio, or, if a Portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Portfolio bears the risk that the securities will not be delivered and that the Portfolio's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments; present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets; and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

FOREIGN BANK OBLIGATIONS
------------------------
Foreign bank obligations involve somewhat different investment risks than those affecting United States bank obligations. Included in these risks are possibilities that:


a. investment liquidity may be impaired due to future political and economic developments;

b. their obligations may be less marketable than comparable obligations of United States banks;

c. a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;

d.   foreign deposits may be seized or nationalized;

e. foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations;

f. the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or

g. the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.


Foreign banks are not generally subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in some foreign countries are subject to additional risks because they engage in diversified securities activities.

DOLLAR ROLL TRANSACTIONS
------------------------
Dollar roll transactions involve potential risks of loss that differ from those relating to the securities underlying the transactions. For example, should the counterparty become insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not necessarily identical, security to a Portfolio, the security which the Portfolio is required to buy under the dollar roll may be worth less than the security that was sold. There can be no assurance that a Portfolio's use of the cash it receives from a dollar roll will provide a return exceeding borrowing costs.

MORTGAGE AND ASSET-BACKED SECURITIES
------------------------------------
Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("securitized assets") generally increase with falling interest rates and decrease with rising interest rates. Repayment rates are often influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying securitized assets may default in their payments, creating delays or loss of principal.

Non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the underlying assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give them the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


New forms of asset-backed securities are continuously being created. While Portfolios only invest in asset-backed securities the Investment Adviser believes are liquid, market experience in some of these securities is limited and liquidity may not have been tested in market cycles.

FORWARD COMMITMENTS
-------------------
Portfolios may purchase securities on a when-issued or forward commitment basis. These transactions present a risk of loss should the value of the securities to be purchased increase prior to the settlement date and the counterparty to the trade fail to execute the transaction. If this were to occur, the Portfolio's net asset value, including a security's appreciation or depreciation purchased on a forward basis, would decline by the amount of such unrealized appreciation.


LOAN PARTICIPATIONS AND ASSIGNMENTS
-----------------------------------
Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the participation. It may be necessary under the terms of a participation for a Portfolio to assert, through the Lender, such rights as may exist against the Borrower should the Borrower fail to pay principal and interest when due or otherwise default on the Loan. As a result, a Portfolio could be subject to delays, expenses and risks which are greater than those which would have been involved if the Portfolio had purchased a direct obligation (such as commercial paper) of the Borrower. In the event of bankruptcy or insolvency of a Lender selling a participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. In the event of the bankruptcy or insolvency of the Borrower, the Loan underlying a participation might be subject to certain defenses that can be asserted by the Borrower as a result of improper conduct by the Lender.

In the event market prices are not readily available, assignments and participations will be valued at their fair value, as determined in accordance with procedures adopted by the Fund's Board of Directors.

INFLATION-INDEXED SECURITIES
----------------------------
The U.S. Treasury only began issuing inflation-indexed bonds in 1997. As such, trading history for TIPS is shorter than for other U.S. Treasury note and bond programs and liquidity is generally lower than nominal bonds. However, the U.S. Treasury has reaffirmed its commitment to issue TIPS and an improvement in liquidity is expected to continue. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

Some countries may not guarantee the principal value of the inflation protected bonds that they issue, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

HIGH YIELD/HIGH RISK DEBT SECURITIES
------------------------------------
The High Yield, Emerging Markets and Global High Yield Portfolios will invest their assets in debt securities that are rated below investment-grade (i.e., below Baa by Moody's or BBB by S&P) and in unrated securities judged to be of equivalent quality by the Investment Adviser or Sub-Adviser. Securities below investment grade carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater price volatility and risk of principal and income. These securities may be less liquid than securities in the higher rating categories and are considered to be speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See "Quality Rating Descriptions" in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Economic downturns have in the past, and could in the future, disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stresses, which could adversely affect their ability to service their principal and interest payment obligations. During periods of economic uncertainty, the volatility of high yield securities may adversely affect the Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be so thin that there is no established retail secondary market. A thin trading market may limit the ability of the Portfolio to accurately value high yield securities it holds and to dispose of those securities. Adverse publicity and investor perceptions may decrease the market value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and their prices may be affected by legal and regulatory developments.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Investment Adviser and Sub-Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Investment Adviser's or Sub-Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Investment Adviser or Sub-Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of such security.


                         SUPPLEMENTAL HEDGING TECHNIQUES


Each of the Portfolios may enter into forward foreign currency contracts and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts and options on foreign currency futures contracts. These contracts are primarily entered into to protect against a decrease in the U.S. dollar equivalent value of a Portfolio's foreign currency denominated securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Under normal circumstances, the Worldwide Core and Global Inflation-Indexed Hedged Portfolios intend to hedge their currency exchange risk to the extent feasible, but there can be no assurance that all of the assets of each Portfolio denominated in foreign currencies will be hedged at any time, or that any such hedge will be effective. Each of the other Portfolios may at times, at the discretion of the Investment Adviser and the Sub-Adviser, hedge all or some portion of its currency exchange risk.

Conditions in the securities, futures, options and foreign currency markets will determine whether and under what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies. (See: "Investment Information" in the Prospectus and "Supplemental Tax Considerations" below for more information on hedging.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND ASSOCIATED RISKS
----------------------------------------------------------------
Each Portfolio may, and generally certain Portfolios will, purchase and sell forward contracts. A forward contract obligates one party to purchase and the other party to sell a defined foreign currency amount at some specified future date. Purchasing or selling forward contracts may help offset declines in U.S. dollar-equivalent value of a Portfolio's foreign currency denominated assets and the income available for distribution to Portfolio shareholders. These declines in U.S. dollar-equivalent value may be the result of adverse exchange rate changes between the U.S. dollar and the various foreign currencies in which a Portfolio's assets or income are denominated. The U.S. dollar-equivalent value of the principal amount of and rate of return on foreign currency denominated securities will decline should the U.S. dollar exchange rate rise in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

In addition to entering into forward contracts with respect to assets that a Portfolio holds (a "position hedge"), the Investment Adviser or Sub-Adviser may purchase or sell forward contracts or foreign currency options in a particular currency with respect to specific anticipated transactions (a "transaction hedge"). By purchasing forward contracts, the Investment Adviser or Sub-Adviser can establish the exchange rate at which a Portfolio will be entitled to exchange U.S. dollars for a foreign currency or a foreign currency for U.S. dollars at some point in the future. Thus, such contracts may lock in the U.S. dollar cost of purchasing foreign currency denominated securities, or set the U.S. dollar value of the income from securities it owns or the proceeds from securities it intends to sell.

While the use of foreign currency forward contracts may protect a Portfolio against declines in the U.S. dollar-equivalent value of the Portfolio's assets, such use will also reduce the possible gain from advantageous changes in the value of the U.S. dollar against particular currencies. Moreover, the use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar-equivalent prices of or rates of return on the assets held in the Portfolio.


The use of such techniques will subject the Portfolio to certain risks:


a. foreign exchange markets can be highly volatile and are subject to sharp price fluctuations;

b. trading forward contracts involves a degree of leverage, and relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the investor;

c. trading losses that are not offset by corresponding gains in assets being hedged reduce the value of assets held by a Portfolio;

d. precise matching of the forward contract amounts and the value of the hedged Portfolio securities involved will not generally be possible. The future value of such foreign currency denominated Portfolio securities will change as a consequence of market movements. This change is unrelated to fluctuations in exchange rates. Thus, it may be necessary for a Portfolio to purchase additional foreign currency in the cash market (and bear the expense of such purchase) if the market value of the security is less than the amount of the foreign currency it must deliver pursuant to the forward contract.

The success of any currency hedging technique depends on the ability of the Investment Adviser or Sub-Adviser to predict correctly movements in foreign currency exchange rates. If the Investment Adviser or Sub-Adviser incorrectly predicts the direction of such movements, a Portfolio's performance may decline because of the use of such contracts. The accurate projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


Portfolio costs of engaging in foreign currency forward contracts will vary with factors such as:

a.   the foreign currency involved;

b.   the length of the contract period; and

c. the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar.


Furthermore, the Investment Adviser or Sub-Adviser may not be able to purchase forward contracts with respect to all of the foreign currencies in which the Portfolio's portfolio securities may be denominated, leaving a portion of the Portfolio unhedged against adverse exchange rate movements. Moreover, if the forward contract is entered into in an OTC transaction, the Portfolio generally will be exposed to the credit risk of its counterparty. Should a Portfolio enter into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale or trading of such contracts, and may impose limits on price moves. Such limits may affect significantly the ability to trade the contract or otherwise to close out the position, and could create potentially significant discrepancies between the cash and market value of the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge foreign currency denominated securities may reduce their rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

OTHER STRATEGIES OF CERTAIN PORTFOLIOS
--------------------------------------
Certain Portfolios may attempt to enhance returns by entering into forward contracts and currency options, as discussed below, in a particular currency in an amount in excess of the value of assets denominated in that currency or when they do not own assets denominated in that currency. If the Investment Adviser or Sub-Adviser is not able to predict correctly the direction and extent of movements in foreign currency exchange rates, entering into such forward or option contracts may decrease rather than enhance a Portfolio's return. In addition, if a Portfolio enters into forward contracts when it does not own assets denominated in that currency, the Portfolio's volatility may increase and losses on such contracts will not be offset by increases in the value of portfolio assets.

OPTIONS ON FOREIGN CURRENCIES
-----------------------------
Each Portfolio may purchase and sell (or write) put and call options on foreign currencies protecting against:

a. a decline in the U.S. dollar-equivalent value of its portfolio securities or payments due thereon, or

b. a rise in the U.S. dollar-equivalent cost of securities that it intends to purchase.


A foreign currency put option grants the holder the right, but not the obligation, to sell a specified amount of a foreign currency to its counterparty at a predetermined price on a later date. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase a specified amount of a foreign currency at a predetermined price at a later date.

As in the case of other types of options, a Portfolio's potential gain from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options, requiring it to forego all or some of the benefits of advantageous changes in such rates.


Each Portfolio may write options on foreign currencies for hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option most likely will not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.


Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised, allowing the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If movement in the expected direction does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or some of the gains that might otherwise have been obtained from favorable movements in exchange rates.

OPTIONS ON SECURITIES
---------------------
Each Portfolio may also enter into options on securities. A put option on a security grants the holder the right, but not the obligation, to sell the security to its counterparty at a predetermined price at a later date. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase the security underlying the option at a predetermined price at a later date.


Normally, a Portfolio would purchase put options in anticipation of a decline in the market value of securities it holds or securities it intends to purchase. If a Portfolio purchases a put option and the value of the security decreases below the strike price of the option, the Portfolio has the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction). Thus, the Portfolio would protect itself against any further decrease in the value of the security during the term of the option.

Conversely, if the Investment Adviser or Sub-Adviser anticipates that a security that it intends to acquire will increase in value, it might cause a Portfolio to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the potential gain to the Portfolio will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security falls instead of rises, the Portfolio will have foregone a portion of the gain of the decreased price of the security in the amount of the option premium and the related transaction costs.

A Portfolio would purchase put and call options on securities indices for the same reasons, as it would purchase options on securities. Options on securities indices are similar to options on securities except that options on securities indices reflect the change in price of a group of securities rather than an individual security. The exercise of options on securities indices is settled in cash rather than by delivery of the securities comprising the index underlying the option.


A Portfolio's transactions in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade or other trading facilities on which the options are traded.

CONSIDERATIONS CONCERNING OPTIONS
---------------------------------

The writer of an option receives a premium that it retains regardless of whether the option is exercised. The purchaser of a call option has the right to purchase the securities or currency subject to the option at a specified price (the "exercise price") for a specified period of time. By writing a call option, the writer becomes obligated during the term of the option, and upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. Therefore, the writer of a call option loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

Conversely, the purchaser of a put option has the right to sell the securities or currency subject to the option, to the writer of the put option at the specified exercise price for a specified period of time. Upon exercise of the put option, the writer of the put option is obligated to purchase the securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value, respectively.

Each Portfolio may purchase and sell both exchange-traded and OTC options. Although many options on equity securities and options on currencies are currently exchange-traded, options on debt securities are primarily traded in the OTC market. The writer of an exchange-traded option wishing to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

An exchange-traded option position may be closed out only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a Portfolio, or trading in such options might be limited or halted by the exchange on which the option is trading. In such cases, it might not be possible to effect closing transactions, with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market in an option it has written, it will not be able to sell the underlying security or currency until either: 1) the option expires, or 2) the Portfolio delivers the underlying security or currency upon exercise or otherwise cover its position.


EXCHANGE TRADED AND OTC OPTIONS
-------------------------------
U.S. exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed. Thus, in effect, every exchange-traded option transaction is guaranteed. In contrast, OTC options are contracts between a Portfolio and its counterparty with no clearing organization guarantee. Thus, when the Portfolio purchases OTC options, it relies on the dealer from whom it purchased the option to make or take delivery of the securities underlying the option. The dealer's failure to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. The Investment Adviser or Sub-Adviser will purchase options only from dealers determined by the Investment Adviser to be creditworthy.


Exchange-traded options generally have a continuous liquid market whereas OTC options may not. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes an OTC option, it generally will be able only to close out the OTC option prior to its expiration by entering into a closing purchase transaction with the original issuing dealer of the OTC option. A Portfolio will only enter into OTC options with dealers who are capable of entering into closing transactions with the Portfolio. There can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised, or different cover is substituted. In the event of insolvency of the counterparty, the Portfolio may be unable to liquidate an OTC option. In the case of options written by a Portfolio, the inability to enter into a closing purchase transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a covered position with respect to any call option on a security it writes, the Portfolio may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Portfolio's ability to sell a portfolio security at a time when such a sale might be advantageous.


FOREIGN CURRENCIES
------------------
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options. Thus, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The use of options to hedge a Portfolio's foreign currency-denominated holdings or to enhance return raises additional considerations. As described above, a Portfolio may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, the Portfolio will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur, or if it does not exceed the amount of the premium and related transaction costs, the Portfolio will bear the expense of the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit the Portfolio obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

A Portfolio also may purchase put options on currencies or portfolio securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Portfolio the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the value of the underlying currency or security below the exercise price. This right limits the Portfolio's losses from declines in the currency's or security's value below the exercise price to the premium paid for the option and related transaction costs. If the market price of the currency or security should increase, however, the profit that the Portfolio might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.


The value of an option position will reflect, among other things:

a.   the current market price of the underlying currency or security;

b.   the time remaining until expiration;

c.   the relationship of the exercise price to the market price;


d.   the historical price volatility of the underlying asset; and


e.   security and general market conditions.


For this reason, the successful use of options as a hedging strategy depends upon the ability of the Investment Adviser or the Sub-Adviser to forecast the volatility and direction of price fluctuations in the underlying currency or securities market.

Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security or currency at the time the options are written. Options purchased by a Portfolio expiring unexercised have no value, and therefore a loss will be realized in the amount of the premium paid and related transaction costs. If an option purchased by a Portfolio is in the money prior to its expiration date, unless the Portfolio exercises the option or enters into a closing transaction with respect to that position, the Portfolio will not realize any gain on its option position.

A Portfolio's activities in the options markets may result in a higher turnover rates and additional brokerage costs. Nevertheless, the Portfolio may also save on commissions and transaction costs by hedging through such activities, rather than buying or selling securities or foreign currencies in anticipation of market moves or foreign exchange rate fluctuations.

FUTURES CONTRACTS
-----------------

Each Portfolio may enter into contracts for the purchase or sale for future delivery (a "futures contract") of:


a.   fixed-income securities or foreign currencies;


b. contracts based on financial indices, including any index of U.S. government securities;


c.   foreign government securities; or

d.   corporate debt securities.


U.S. futures contracts are offered on exchanges which have been designated as "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio will enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, and GNMA pass-through mortgage-backed securities. Portfolios may also enter into futures contracts based on securities that would be eligible investments for such Portfolio and that are denominated in currencies other than the U.S. dollar. This includes, without limitation, futures contracts based on government bonds issued in the United Kingdom, Japan, the Federal Republic of Germany, France and Australia and futures contracts based on three-month Euro-deposit contracts in the major currencies.

A Portfolio purchases or sells futures contracts in an attempt to protect the U.S. dollar-equivalent value of its securities from fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. For example, if a Portfolio expected the value of a foreign currency to increase against the U.S. dollar, the Portfolio might enter into futures contracts for the sale of that currency. Such a sale would have much the same effect as selling an equivalent value of foreign currency. If the currency did increase, the value of the securities held by the Portfolio would decline, but the value of the futures contracts would increase at approximately the same rate. Thus, the Portfolio's net asset value would not decline as much as it otherwise would have.

Although futures contracts, by their terms, call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the expiration date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are performed through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges will range from approximately 3% to approximately 15% of the value of the securities or currencies underlying the contract. Under certain circumstances, however, such as periods of high volatility, an exchange may require the Portfolio to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Each day, the Portfolio is required to provide (or is entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.


Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to:

a.   investors' obligations to meet additional variation margin requirements;

b. decisions to make or take delivery, rather than entering into offsetting transactions; and

c. the difference between margin requirements in the securities markets and margin deposit requirements in the futures market.

The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser or Sub-Adviser may not result in a successful transaction.


The Investment Adviser believes that use of such contracts and options thereon will benefit the Portfolios. However, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, a Portfolio's overall performance will be poorer than if it had not entered into any such contracts or purchased or written options. For example, if a Portfolio hedges against an interest rate increase (which would adversely affect the price of debt securities held), and interest rates decrease, the Portfolio would lose part or all of the benefit of the increased value of its assets. This would result in offsetting losses in its futures positions. In such situations, if the Portfolio has insufficient cash, it may have to sell some of its assets to meet daily variation margin requirements.

A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts is subject to the development and maintenance of liquid markets. Although a Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option or let it expire. In the case of a futures contract that a Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits of the amount that the price of a futures contract or related option contract may vary, either up or down, from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

There are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents. It may also be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.


OPTIONS ON FUTURES CONTRACTS
----------------------------
The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, a Portfolio that is not fully invested may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.


Writing a call option on a futures contract constitutes a partial hedge against decreasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price of the option at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, providing a partial hedge against any decline that may have occurred in the Portfolio's holdings. Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, providing a partial hedge against any increase in the price of securities, which a Portfolio intends to purchase. If a Portfolio's put or call option is exercised, it will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may be reduced or increased by changes in the value of its securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of put options on Portfolio securities. Thus, a Portfolio may purchase a put option on a futures contract to hedge against the risk of rising interest rates.

In addition to the correlation risks discussed above, purchasing an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts unless and until the market for such options has developed sufficiently and, in the opinion of the Investment Adviser or Sub-adviser, the risks connected with such options are not greater than the risks connected with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, the purchase of a call or put option on a foreign currency futures contract could result in a loss if there is no movement in the price of the underlying currency or futures contract; this is not true of futures contracts.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares).

FOR ALL PORTFOLIOS EXCEPT EMERGING MARKETS, INTERNATIONAL, AND LIMITED DURATION PORTFOLIOS

The Fund has adopted the following fundamental investment restrictions relating to the investment of each Portfolio's assets and its activities (except for the Emerging Markets, International, and Limited Duration Portfolios). Each Portfolio may not:

a. borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities transactions are not considered borrowings;

b.   issue senior securities, except to the extent permitted under the 1940 Act;

c.   underwrite securities of other issuers;

d. purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate);

e.   purchase or sell physical commodities or related commodity contracts;

FOR ALL PORTFOLIOS EXCEPT EMERGING MARKETS, INTERNATIONAL, LIMITED DURATION AND GLOBAL INFLATION-INDEXED HEDGED PORTFOLIOS


f. invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry);


FOR THE GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO


f(1). Under normal circumstances, the Portfolio will invest more than 25% of its total assets in securities issued by the one or more of the following foreign governments: United Kingdom, France, Australia, Canada, New Zealand and Sweden (collectively, the "Government Group"). Except for securities issued by the Government Group or U.S. Government Securities, the Global Portfolio will not invest more than 25% of its total assets in any industry or foreign government. If the Portfolio invests more than 25% of its total assets in securities of a single issuer in the Government Group, the percentage of that issuer's securities in the Portfolio will not be more than fifteen percentage points higher than that issuer's weighting in the Barclay's Global Inflation-Linked Bond Index Hedged, the Portfolio's benchmark index, or any replacement benchmark index that is selected and approved by the Fund's Board of Directors. In the event that the Board of Directors seeks to replace the Portfolio's benchmark index, the Portfolio's shareholders will be given sixty (60) days' prior notice of the change;


g.   make loans to other persons, except by:

     i. the purchase of a portion of an issue of debt obligations in which a Portfolio is authorized to invest in accordance with its investment objectives, and

     ii.    engaging in repurchase agreements.

EMERGING MARKETS, INTERNATIONAL AND LIMITED DURATION PORTFOLIOS
---------------------------------------------------------------
These Portfolios have adopted the following fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. Each Portfolio may not:


a. borrow money, except by engaging in reverse repurchase agreements or dollar roll transactions (reverse repurchase agreements and dollar roll transactions that are covered not considered borrowing, pursuant to SEC regulations and SEC staff position, or from a bank as a temporary measure for settlement of securities and shareholder transactions; provided that the Portfolio will not borrow more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., the Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding);


b.   issue senior securities (other than as specified in clause a);

c.   underwrite securities of other issuers;

d. purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

e. sell securities short (does not include options, futures, options on futures or forward currency contracts);

f. purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate);

g.   purchase or sell physical commodities or related commodity contracts;

h. invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry);

i. make loans to other persons, except by:

     i. the purchase of a portion of an issue of debt obligations in which a Portfolio is authorized to invest in accordance with its investment objectives, and

     ii.    engaging in repurchase agreements.

INTERNATIONAL AND LIMITED DURATION PORTFOLIOS
---------------------------------------------
These Portfolios have adopted the following additional fundamental policies. Each Portfolio may not:

a.   invest in companies for the purpose of exercising control or management;

b. purchase or retain securities of any issuer if the officers, directors or trustees of the Fund, or its advisors or managers, own beneficially more than one half of one percent of the securities of the issuer, or together own beneficially more than five percent of the securities of that issuer; or

c. invest more than fifteen percent (15%) of the Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

U.S. SHORT-TERM PORTFOLIO
-------------------------
This Portfolio has adopted the following additional fundamental policy. The Portfolio may not invest more than 5% of its total assets in the securities of any issuer (other than securities issued by the U.S. government, its agencies and instrumentalities, and repurchase agreements), or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's assets.


INDUSTRY CONCENTRATION
----------------------
With respect to each Portfolio's fundamental policy regarding industry concentration, the Fund has adopted the following operating policies for each Portfolio (with the exception of the Global Inflation-Indexed Hedged Portfolio) based on each Portfolio's investment objectives, policies and operating history:

All Portfolios except the Emerging Markets and U.S. Inflation-Indexed
Portfolios:

     Under normal circumstances, each Portfolio will invest more than 25% of its total assets in the securities of issuers in the Banking and Finance industry. For the purposes of this limitation, the Banking and Finance industry will be deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset-backed securities and mortgage-backed securities.

For the Emerging Markets and U.S. Inflation-Indexed Portfolios:

     Under normal circumstances, each Portfolio will not invest more than 25% of its assets in securities in any industry (other than U.S. Government Securities).

NON-FUNDAMENTAL RESTRICTIONS
----------------------------

Non-fundamental restrictions may be amended at any time by the Fund's Board of Directors without the approval of shareholders.

Shareholders will be provided with at least 60 days' prior written notice of any changes with respect to each Portfolio's non-fundamental policy immediately listed below pursuant to Rule 35d-1, which requires a Portfolio with a name suggesting a focus on a particular type of investment, index or industry to invest at least 80% of its net assets (including borrowings for investment purposes) in securities suggested by the Portfolio's name.

U.S. SHORT-TERM PORTFOLIO
-------------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in U.S. dollar-denominated debt securities having an effective maturity of no greater than 3 years.

MORTGAGE-BACKED PORTFOLIO
-------------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in mortgage-backed and asset-backed securities of U.S. and foreign issuers.

EMERGING MARKETS PORTFOLIO
--------------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in debt securities from bond markets in emerging countries denominated in local currencies or in currencies of the Organisation for Economic Cooperation and Development countries (which include U.S. Dollars and Euros).


U.S. INFLATION-INDEXED PORTFOLIO
--------------------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities.

GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO
-----------------------------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities. The Portfolio will attempt to actively utilize currency hedging techniques. The Portfolio is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S. nor in any minimum number of countries or currencies.


MORTGAGE-LIBOR PORTFOLIO
------------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in mortgage-backed securities of U.S. and foreign issuers with the goal to outperform the London InterBank Offered Rate.

ASSET-BACKED PORTFOLIO
----------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in asset-backed securities of the U.S. and foreign issuers.

ENHANCED EQUITY MARKETS PORTFOLIO
---------------------------------
Under normal circumstances, the Portfolio will maintain 100% exposure to the S&P 500 IndexTM (including borrowings for investment purposes). Up to 5% of the Portfolio's total assets may be invested in maintenance margin at any given time; the remaining 95% the Portfolio's net assets will be invested in short term instruments.

GLOBAL HIGH YIELD PORTFOLIO
---------------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in high yield debt securities from worldwide bond markets including emerging market debt securities. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S.

HIGH YIELD PORTFOLIO
--------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in high yield securities of U.S. and foreign issuers.

U.S. TREASURY PORTFOLIO
-----------------------
Under normal circumstances, at least 95% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in U.S. dollar denominated obligations issued by the U.S. Treasury and repurchase agreements collateralized by such obligations.

U.S. CORPORATE PORTFOLIO
------------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in U.S. dollar-denominated corporate debt obligations of U.S issuers.

INTERNATIONAL CORPORATE PORTFOLIO
---------------------------------
Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in corporate debt securities from jurisdictions outside the U.S. The Portfolio will maintain investments in corporate debt securities of issuers from at least three different countries. The Portfolio may invest up to 20% of its net assets in U.S. Corporate debt securities.


Additional non-fundamental investment restrictions with respect to the U.S. Short-Term, Worldwide and Worldwide Core Portfolios are listed below:


U.S. SHORT-TERM, WORLDWIDE AND WORLDWIDE CORE PORTFOLIOS
--------------------------------------------------------
Each Portfolio may not enter into repurchase agreements if, as a result thereof, more than 25% of total assets would be subject to repurchase agreements.

TIME OF PURCHASE TEST


The above standards, restrictions and percentage limitations shall be determined immediately after, and as a result of, the Portfolio's acquisition of A security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, assets or other circumstances will not be considered when determining whether that investment complies with the Portfolio's investment policies and restrictions.


ILLIQUID SECURITIES
-------------------

The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Portfolio has adopted an investment policy regarding the purchase or sale of OTC options. The purchase or sale of OTC options will be suspended if:

a. the total market value of a Portfolio's outstanding OTC options exceeds 15% of the Portfolio's net assets, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable;


b. the market value of the underlying securities covered by OTC call options currently outstanding that were sold by such Portfolio exceeds 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable; or


c. margin deposits on such Portfolio's existing OTC options on futures contracts exceed 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable.

Although this policy is not fundamental and may be amended at any time without shareholder approval, the Fund will not change or modify this policy prior to a change or modification by the SEC of its position.



                             PORTFOLIO TRANSACTIONS


The Portfolios' debt securities are primarily traded in the OTC market by dealers who are usually acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. The Fund enters into financial futures and options contracts that normally involve brokerage commissions.


For the last three fiscal years, the amount of brokerage commissions (associated with financial futures and options contracts) paid by each Portfolio was as follows:


-----------------------------------------------------------------------------------------------------------------
                                        YEAR ENDED                      YEAR ENDED                YEAR ENDED
PORTFOLIO NAME                      DECEMBER 31, 2002               DECEMBER 31, 2001          DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
U.S. Short-Term                           $ 5,521                       $ 47,063                   $ 117,169
-----------------------------------------------------------------------------------------------------------------
Limited Duration                              848                         13,550                      13,284
-----------------------------------------------------------------------------------------------------------------
Mortgage-Backed                            16,886                         29,862                      44,090
-----------------------------------------------------------------------------------------------------------------
Worldwide                                  20,734                         40,718                      40,514
-----------------------------------------------------------------------------------------------------------------
Worldwide Core                             25,569                         56,952                      72,819
-----------------------------------------------------------------------------------------------------------------
International                               3,429                          1,512                      12,503
-----------------------------------------------------------------------------------------------------------------
Emerging Markets                                0                              0                       1,207
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
U.S. Inflation-Indexed*                         0                              0                         N/A
-----------------------------------------------------------------------------------------------------------------
Global Inflation-Indexed
Hedged**                                      N/A                            N/A                         N/A
-----------------------------------------------------------------------------------------------------------------



*    The U.S. Inflation-Indexed Portfolio, formerly known as the
     Inflation-Indexed Hedged Portfolio, commenced operations on January 2,
     2001.

** The Global Inflation-Indexed Hedged Portfolio (formerly known as the Inflation-Indexed Portfolio) had not commenced operations as of December 31, 2002.

The cost of executing transactions will consist primarily of dealer spreads. These spreads are not included in Portfolio expenses and therefore, are not subject to the expense cap. Nevertheless, this spread, in the absence of the intended positive effects of each such transaction, will decrease the total return of the Portfolio. A Portfolio will buy one asset and sell another only if the Investment Adviser and/or the Sub-Adviser believes it is advantageous to do so after considering the effect on the Portfolio's total return of the additional custodial charges and the spread.

All purchases and sales will be executed with major dealers and banks on a best net price basis. No trades will be executed with the Investment Adviser, the Sub-Adviser, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities. The Investment Adviser and/or Sub-Adviser may decide that a particular investment that is appropriate for one Portfolio, is also appropriate for another Portfolio, client or fund. If this occurs, the transaction, as well as related expenses, will be allocated in a manner deemed equitable by the Investment Adviser.

Certain Portfolios are expected to invest substantial portions of their assets in foreign securities. Since costs associated with transactions in foreign securities are generally higher than costs associated with transactions in domestic securities, the operating expense ratios of these Portfolios can be expected to be higher than that of a Portfolio investing exclusively in domestic securities.


                              SECURITIES VALUATION


Securities for which market quotations are readily available are valued at prices that, in the opinion of the Investment Adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price, or if no sales are reported (as in the case of some securities traded OTC), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are value at their fair value following procedures approved by the Board of Directors.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and relationships between securities which are generally recognized by institutional traders.

If any securities held by the Portfolios are illiquid, the Investment Adviser determines their fair value following procedures approved by the Directors. The fair value of such securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Portfolio in connection with such disposition).

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Fund. The values of these securities used in determining the net asset value of a Portfolio's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information on large numbers of securities, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Fund. Occasionally, events affecting the value of securities may occur between such times and the close of the Fund, which will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Directors. In addition, securities held by some of the Portfolios may be traded in foreign markets that are open for business on days that a Portfolio is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of such Portfolio.


                         SUPPLEMENTAL TAX CONSIDERATIONS


The following summary of tax consequences does not purport to be complete. It is based on U.S. federal tax laws and regulations in effect on the date of this SAI, which are subject to change by legislative or administrative action. Investors are advised to consult their own tax advisor for more complete information on specific tax consequences.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY
-----------------------------------------------
Each active Portfolio has qualified, and intends to continue to qualify, to be treated as a regulated investment company ("RIC") under Sub chapter M of the Internal Revenue Code of 1986, as amended (the "Tax Code"). To qualify as a RIC, a Portfolio must, among other things:


a. derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or foreign currencies (the "Qualifying Income Requirement");


b. diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year:


     i) at least 50% of the Portfolio's asset market value is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and

     ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs); and


c. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses).


If a Portfolio does not qualify as a RIC for any taxable year, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year the Portfolio qualifies as a RIC, it will not be subject to Federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of :


a. 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis;

b. 98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis; and

c.   any undistributed amounts from previous years.

Each Portfolio intends to distribute all of its net income and gains; shareholders may automatically reinvest in additional shares unless they elect to receive cash distributions. Each Portfolio will monitor its compliance with all of the rules set forth in the preceding paragraph.

DISTRIBUTIONS
-------------
Distributions by a Portfolio of net investment income and net short-term capital gains are taxable to Portfolio shareholders as ordinary income regardless of whether the distribution is received in cash or additional Portfolio shares. Distributions of net long-term capital gains that are designated by the Portfolio as capital gain dividends are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Portfolio have been held by such shareholders and regardless of whether the distribution is received in cash or in additional Portfolio shares. The distributions made by the Portfolios will not qualify for the corporate dividends received deduction. Certain distributions paid by a Portfolio in January will be treated as paid on the prior December 31st if the declaration date and record date of the distribution was during the last quarter of the calendar year.

SALE OF SHARES
--------------
Upon the sale or other disposition of Portfolio shares, or upon receipt of a distribution in complete Portfolio liquidation, a shareholder usually will realize a capital gain or loss (assuming the shareholder holds the shares as a capital asset). This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the sale or exchange of such shares. Should a disposition fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder holds Portfolio shares for six months or less and during that period receives a distribution payable of long-term capital gains, any loss realized on the sale of such shares during such six month period would be a long-term loss to the extent of such distribution.


ZERO COUPON SECURITIES AND INFLATION-INDEXED SECURITIES
-------------------------------------------------------
A Portfolio's investment in zero coupon securities will result in Portfolio income equal to a portion of the excess of the stated redemption price of the securities over their adjusted issue price (the "original issue discount"), prior amortized value or purchased cost for each year that the securities are held. This is so even though the Portfolio receives no cash interest payments during the holding period. This income is included when determining the amount of income the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of Federal income tax and the 4% excise tax. In addition, any increase in the principal amount of an inflation-indexed bond will generally be considered taxable ordinary income at the time of such increase, even though the principal amount is not paid until maturity.

HEDGING TRANSACTIONS
--------------------
Certain options, futures and forward contracts in which a Portfolio may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are generally treated as 60 percent long-term and 40 percent short-term capital gains or losses ("60/40 treatment"). This is so regardless of the length of the Portfolio's actual holding period for the contract. Also, a Portfolio holding a section 1256 contract at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"). As such, any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss. Hedging transactions may increase the amount of short-term capital gain realized by the Portfolios. Such gain is taxed as ordinary income when distributed to shareholders.

STRADDLES
---------
The hedging transactions undertaken by a Portfolio may result in "straddles" for Federal income tax purposes, affecting the character of gains or losses realized by the Portfolio. Losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, a Portfolio may be required to capitalize, instead of currently deducting any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. To date, only a few regulations implementing the straddle rules have been adopted; thus, the Portfolio tax consequences of engaging in straddles transactions are unclear.

A Portfolio may make one or more of the elections available under the Tax Code that apply to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.


Straddle rules may affect the amount, character and timing of gains or losses from the positions that are part of a straddle. The amount of Portfolio income distributed and taxed as ordinary income or long-term capital gain to shareholders may be increased or decreased compared to a fund not engaging in such hedging transactions.

FOREIGN CURRENCY-RELATED TRANSACTIONS
-------------------------------------
Gains or losses attributable to exchange rate fluctuations are generally treated as ordinary income or loss when they occur between the time a Portfolio accrues interest or other receivables, accrues expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities. In addition, gains or losses may be the result of:


a.   certain option dispositions

b.   futures and forward contracts

c.   debt security dispositions denominated in a foreign currency

d. fluctuations in foreign currency value between the date of acquisition of the security or contract and the date of disposition.

These gains or losses, referred to under the Tax Code as "section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to shareholders as ordinary income.


BACKUP WITHHOLDING
------------------
A Portfolio may be required to withhold U.S. Federal income tax at the rate of 30% (29% as of January 31, 2004) of all taxable distributions, including those deemed to be distributed as a result of the automatic reinvestment by the shareholder of its distributions in additional shares of the Portfolio. The withholding rate applies to shareholders who:


a. fail to provide the Portfolio with their correct taxpayer identification number;

b.   fail to make required certifications,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

FOREIGN SHAREHOLDERS
--------------------
A foreign shareholder, qualifying as a non-resident alien, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") may have to pay U.S. tax depending on whether the Portfolio income is "effectively connected" with a U.S. trade or business.


If a foreign shareholder's Portfolio income is not "effectively connected" with a U.S. trade or business, the distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate).


If a foreign shareholder's Portfolio income is effectively connected with an U.S. trade or business, then:

a.   distributions of investment company taxable income,

b.   capital gain dividends, and

c. any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Such shareholders may also be subject to the branch profits tax at a 30% rate.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences of investing in a Portfolio.


SHORT SALES
-----------
Subject to the rules concerning constructive sales (see below), each of certain Portfolios will not realize gain or loss on the short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Tax Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period of time the Portfolio held the security used to close the short sale. The distribution requirements applicable to the Portfolio's assets may limit the extent to which each Portfolio will be able to engage in short sales and transactions in options, futures and forward contracts.


CONSTRUCTIVE SALES
------------------
Under normal circumstances, a Portfolio may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Portfolio would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale depends on the Portfolio's holding period in the property. Loss from a constructive sale is recognized when the property is subsequently disposed of, and its character would depend on the Portfolio's holding period and the application of various loss deferral provisions of the Tax Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


FOREIGN INCOME
--------------
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The amount of foreign tax cannot be predicted in advance because the amount of a Portfolio's assets that may be invested in a particular country is subject to change.


Certain Portfolios may invest in shares of foreign corporations that may be classified under the Tax Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Portfolio to shareholders. In general, under PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio would be required to include in its gross income its shares of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, another election would involve marking to market a Portfolio's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains from shares in the same PFIC included in income in prior years.


If more than 50% of a Portfolio's total asset value at the end of its taxable year consists of securities of foreign corporations as will be expected with respect to the international portfolios of the Fund, the Portfolio will be eligible, and may elect to "pass through" to shareholders the Portfolio's foreign income and similar taxes it has paid. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) a pro rata share of the foreign taxes paid by the Portfolio in gross income. The Portfolio will be entitled either to deduct (as an itemized deduction) that amount in computing taxable income or use that amount as a foreign tax credit against U.S. Federal income tax liability. The amount of foreign taxes for which a shareholder can claim a credit in any year will be subject to limitations set forth in the Tax Code, including a separate limitation for "passive income," which includes, among other items, dividends, interest and certain foreign currency gains. Shareholders not subject to U.S. Federal income tax on portfolio income may not claim this deduction or credit. International Portfolio shareholders will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by such Portfolio will "pass through" for the year.

OTHER TAXES
-----------
A Portfolio may be subject to state, local or foreign taxes in any jurisdiction where the Portfolio is deemed to be doing business. In addition, Portfolio shareholders may be subject to state, local or foreign taxes on Portfolio distributions. In many states, Portfolio distributions derived from interest on certain U.S. Government obligations may be exempt from taxation. Shareholders should consult their own tax advisers concerning these matters.

                             SHAREHOLDER INFORMATION


Certificates representing a particular Portfolio's shares will not be issued to shareholders. Investors Bank, the Fund's Transfer Agent, maintains accounts for each shareholder. The registration and transfer of shares, as recorded in these accounts shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of purchases and redemptions are sent to each shareholder. Monthly account statements are sent detailing all transactions, including shares purchased as a result of a reinvestment of Portfolio distributions.

The Transfer Agent will require a shareholder to provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.) Neither the Fund, Quasar or the Transfer Agent will be responsible for the validity of written or telephonic requests.

Should conditions exist making cash payments undesirable, the Fund reserves the right to honor any Portfolio redemption request by making payment in whole or in part in readily marketable securities and valued as they are for purposes of computing the Portfolio's net asset value ("redemption-in-kind"). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Thus, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio at the beginning of the period.


                         CALCULATION OF PERFORMANCE DATA


From time to time, Portfolios may include their yield and total return in reports to shareholders or prospective investors. Quotations of a Portfolio's yield are based on all investment income per share during a particular 30-day (or one month) period, (including dividends and interest) less expenses accrued during the period ("net investment income"). Such quotations are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula, which is prescribed by the SEC:


                                              6
                        Yield = 2 [(a - b + 1) - 1]
                                    -----
                                     cd

Where:
   a =   dividends and interest earned during the period,
   b =   expenses accrued for the period (net of reimbursements),
   c = the average daily number of Shares of a Portfolio outstanding during the period that were entitled to receive dividends
   d =   the maximum offering price per share on the last day of the period.


The yield as defined above for each relevant Portfolio for the 30-day period ended December 31, 2002 is as follows:

               U.S. Short-Term                          2.46%
               Limited Duration                         4.13%
               Mortgage-Backed                          5.66%
               Worldwide                                2.60%
               Worldwide Core                           3.55%
               International                            4.25%
               Emerging Markets                         9.63%
               U.S. Inflation-Indexed                   3.97%
               (formerly, Inflation-Indexed Hedged)*
               Global Inflation-Indexed Hedged**        N/A
               (formerly, Inflation-Indexed)

*The Board of Directors approved changes, effective January 1, 2003, to the Portfolio's investment policies to permit the Portfolio to invest primarily in inflation-indexed securities denominated in U.S. dollars and to eliminate the requirement that the Portfolio attempt to hedge at least 65% of its assets.

**As of December 31, 2002, the Global Inflation-Indexed Hedged Portfolio had not commenced operations.


Yield is calculated by first determining the net change over a 7-calendar day period, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period. This number is then divided by the value of the account at the beginning of the base period, to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield is stated to the nearest hundredth of one percent. The effective yield is calculated by the same method as yield except that the base period return is compounded by adding 1, raising the sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

                                                        365/7
             Effective Yield = [(Base Period Return + 1)     ] - 1

Average annual total return quotes will be expressed as the average annual compounded rate of return of a hypothetical investment in a Portfolio over 1, 5 and 10 years (up to the life of the Portfolio). This will be calculated pursuant to the following formula, prescribed by the SEC:

                                         n
                                P (1 + T)  = ERV

Where                      P =    a hypothetical initial payment of $1,000,
                           T =    the average annual total return,
                           n =    the number of years, and
                           ERV =  the ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.


Each of the Portfolios may, from time to time, include "total return" (after taxes on distributions) in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio of the Fund over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:


                                        n
                                  P(1+T)  =ATV
                                              D
Where:

     P=        a  hypothetical   initial  payment  of $1,000,
     T=        average  annual  total  return  (after taxes on distributions),
     n=        number of years
     ATV =     ending value of a hypothetical $1,000 payment made at
        D      the beginning of the periods at the end of the
               periods, after taxes on fund distributions but not after taxes on redemptions

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.


Each of the Portfolios may, from time to time, include "total return" (after taxes on distributions and redemption) in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions and redemption) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio of the Fund over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:

                                       n
                                 P(1+T)  =ATV
                                             DR
Where:

         P=                a  hypothetical   initial  payment  of $1,000,
         T=                average  annual  total  return  (after taxes on
                           distributions and redemption),
         n=                number of years
         ATV  =            ending value of a hypothetical $1,000 payment made at
            DR             the beginning of the periods at the end of the
                           periods, after taxes on fund distributions and redemption

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.


The following table summarizes the calculation of Total Return for each Portfolio of the Fund, where applicable, (i) for the one-year period ended December 31, 2002, (ii) for the five-year period ended December 31, 2002 (iii) for the ten-year period ended December 31, 2002 and (iii) since commencement of operations.



-----------------------------------------------------------------------------------------------------------------------------------
                                                              AVERAGE ANNUAL TOTAL      AVERAGE ANNUAL TOTAL
                                TOTAL RETURN FOR THE          RETURN FOR THE            RETURN FOR THE TEN-YEAR
                                ONE-YEAR PERIOD ENDED         FIVE-YEAR PERIOD ENDED    PERIOD ENDED DECEMBER
PORTFOLIO*                      DECEMBER 31, 2002             DECEMBER 31, 2002         31, 2002                  SINCE INCEPTION+
-----------------------------------------------------------------------------------------------------------------------------------
U.S SHORT-TERM
-----------------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes         0.95%                         4.49%                     4.54%                     N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions              -0.07%                         2.50%                     2.53%                     N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Redemptions                 0.58%                         2.60%                     2.62%                     N/A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LIMITED DURATION
-----------------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes         5.81%                         6.27%                     N/A                       6.03%
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes
    On Distributions            3.93%                         4.11%                     N/A                       3.77%
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Redemptions                 3.54%                         3.94%                     N/A                       3.69%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED
-----------------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes         8.68%                         7.01%                     N/A                       7.76%
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes
    On Distributions            6.41%                         4.21%                     N/A                       4.83%
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Redemptions                 5.28%                         4.19%                     N/A                       4.74%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE
-----------------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes         14.97%                        5.65%                     6.21%                     N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes
    On Distributions            13.51%                        3.89%                     4.04%                     N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Redemptions                 9.11%                         3.64%                     3.88%                     N/A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE CORE
-----------------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes         7.36%                         7.20%                     9.01%                     N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes
    On Distributions            5.38%                         4.33%                     5.93%                     N/A
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Redemptions                 4.47%                         4.32%                     5.73%                     N/A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
-----------------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes         21.81%                        5.07%                     N/A                       4.73%
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes
    On Distributions            19.21%                        3.18%                     N/A                       2.73%
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Redemptions                 13.31                         3.12                      N/A                       2.79%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
-----------------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes         9.81%                         5.89%                     N/A                       5.22%
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes
    On Distributions            6.53%                         3.01%                     N/A                       2.34%
-----------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Redemptions                 5.92%                         3.19%                     N/A                       2.64%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
U.S. INFLATION-INDEXED
(FORMERLY INFLATION-INDEXED
HEDGED)**
-----------------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes           16.17%                        N/A                       N/A                       11.27%
-----------------------------------------------------------------------------------------------------------------------------------
  Return After Taxes
  On Distributions              12.73%                        N/A                       N/A                       8.45%
-----------------------------------------------------------------------------------------------------------------------------------
  Return After Taxes
  on Distributions
  and Redemptions               9.92%                         N/A                       N/A                       7.67%
-----------------------------------------------------------------------------------------------------------------------------------
GLOBAL INFLATION-INDEXED
HEDGED***                       N/A                           N/A                       N/A                       N/A
-----------------------------------------------------------------------------------------------------------------------------------


* After tax returns shown in the table above are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Portfolios' past performance, before and after taxes, is not necessarily an indication of how the Portfolios will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.


** The Board of Directors approved changes, effective January 1, 2003, to the Portfolio's investment policies to permit the Portfolio to invest primarily in inflation-indexed securities denominated in U.S. dollars and to eliminate the requirement that the Portfolio seek to hedge at least 65% of its assets.

*** The Global Inflation-Indexed Hedged Portfolio had not commenced operations as of December 31, 2002.



+    Portfolio Inception Dates:

1.   U.S. Short Term Portfolio: 12/6/89

2.   Limited Duration Portfolio: 7/26/93

3.   Mortgage Backed Portfolio: 4/29/96

4.   Worldwide Portfolio: 4/15/92

5. Worldwide Core Portfolio: 5/19/92. For the period between 8/1/94 and 6/30/95, the Portfolio was invested in cash or short-term instruments due to its small size.

6.   International Portfolio: 5/9/96

7.   Emerging Markets Portfolio: 8/12/97


8. U.S. Inflation-Indexed Portfolio: 1/2/01. The Board of Directors changed the name of the Inflation-Indexed Hedged Portfolio to the U.S. Inflation-Indexed Portfolio, effective January 1, 2003.

9. Global Inflation-Indexed Hedged Portfolio: 1/14/03. As of December 31, 2002, the Global Inflation-Indexed Hedged Portfolio did not commence operations. The Board of Directors changed the name of the Inflation-Indexed Portfolio to the Global Inflation-Indexed Hedged Portfolio effective January 1, 2003.





                         CUSTODIAN AND ACCOUNTING AGENT

Investors Bank & Trust Company, P.O. Box 9130, Boston, Massachusetts 02117-9130, is Custodian and Accounting Agent for the Fund.

                     TRANSFER AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, P.O. Box 9130, Boston, Massachusetts 02117-9130, is Transfer Agent for the shares of the Fund, and Dividend Disbursing Agent for the Fund.

                                  LEGAL COUNSEL


Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006-2401, is legal counsel for the Fund.


                              INDEPENDENT AUDITORS

KPMG LLP, 757 Third Avenue, New York, New York 10017, are the independent auditors for the Fund.

                              FINANCIAL STATEMENTS


The audited financial statements for the year ended December 31, 2002 are incorporated herein by reference to the Annual Report to shareholders covering this period.


                           QUALITY RATING DESCRIPTIONS

                          STANDARD & POOR'S CORPORATION
                          -----------------------------

AAA. Bonds rated AAA are the highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in a small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB. Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Bonds rated CC are currently highly vulnerable to nonpayment.

C. Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal notes issued since July 29, 1984 are designated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.

A-1. S&P's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                         MOODY'S INVESTORS SERVICE, INC.
                         -------------------------------

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. These bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. These bonds possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. These bonds are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. These bonds possess speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B. These bonds lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. This rating represents bonds, which may be in default, or, there may be present elements of danger with respect to principal or interest.

Ca. This rating represents highly speculative bonds. Such instruments are often in default or have other marked shortcomings.

C. The lowest class of bonds, with poor prospects of attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end or its generic rating category.

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of high importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this rating are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this rating are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

MIG-3. Notes bearing this rating are of favorable quality, although liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

P-3. Issuers have an acceptable ability for repayment of senior short-term obligations.

                            FITCH IBCA, DUFF & PHELPS
                            -------------------------

International Long-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

International Short-Term Credit Ratings

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.